UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04409

Eaton Vance Municipals Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2005

Item 1. Reports to Stockholders

Annual Report August 31, 2005

EATON VANCE
MUNICIPALS
TRUST

Alabama

Arkansas

Georgia

Kentucky

Louisiana

Maryland

Missouri

North Carolina

Oregon

South Carolina

Tennessee

Virginia

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipals Funds as of August 31, 2005

TABLE OF CONTENTS

President’s Letter to Shareholders	2

Market Recap	3

Fund Investment Updates
Alabama	4
Arkansas	6
Georgia	8
Kentucky	10
Louisiana	12
Maryland	14
Missouri	16
North Carolina	18
Oregon	20
South Carolina	22
Tennessee	24
Virginia	26

Fund Expenses	28

Financial Statements	33

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	117

Management and Organization	119

LETTER TO SHAREHOLDERS

Thomas J. Fetter

President

Like all fixed-income markets, the municipal bond market responds to many factors, from changes in interest rates and economic trends to fluctuations in municipal bond issuance.  Another key variable is the policy of the Federal Reserve, the nation’s central bank, known popularly as “The Fed.” The Fed’s policies are important to the nation’s economy and markets.

Founded in the wake of crisis, the Federal Reserve plays a vital role...

The Federal Reserve System was established by the Federal Reserve Act of 1913 in the wake of a series of financial crises, the most recent of which – the Panic of 1907 – had caused bank failures, a rash of bankruptcies, a dramatic loss of confidence and a severe economic downturn.  Congress was determined to create a central bank that provided a vigilant monetary policy, price stability, a more elastic currency and more careful supervision over the nation’s banks.

The Open Market Committee: influencing the money supply and credit conditions...

The Fed has a number of tools at its disposal to adjust monetary policy.  Of these, the most commonly used tools are open market operations.  The Federal Open Market Committee (FOMC) meets regularly to review inflation, credit conditions and the overall health of the economy.  The Fed uses its  own research, as well as that of other key economic agencies, to review its various policy options.  Treasury, corporate and municipal bond investors alike eagerly await the transcripts of FOMC meetings for a hint of future interest rate trends.

If it deems a change necessary in short-term rates, the Fed will announce an adjustment to its target for the Federal Funds rate – its primary market instrument.  To effect that change, the FOMC issues a directive to the trading desk of the Federal Reserve Bank of New York, whose responsibility it is to implement the policy.

Open market operations: The Fed intervenes...

If the Fed sees weakness in the economy and little threat of inflation, it may make outright purchases of Treasury securities – either from the “street” or privately from foreign central banks – thus adding reserves to the banking system.  This action tends to lower interest rates, increase loans and stimulate economic activity.  In so doing, the Fed is said to be easing monetary policy.

On the other hand, if the Fed sees the economy overheating and inflation looming, it may sell Treasury securities, thus draining reserves from the system.  This action tends to raise rates, discourage consumer and business borrowing and dampen economic activity.  In this case, the Fed is said to be tightening monetary policy.

While changes in Fed policy primarily affect short-term rates, long-term rates are determined by inflationary expectations.  However, the Fed’s actions can have a significant effect on market psychology and, over time, impact market rates across the borrowing spectrum – for homebuyers seeking mortgages, businesses seeking bank loans and municipal  bond issuers.

Fed-watching: A continuing pre-occupation of the market...

Interpreting the Federal Reserve’s actions has long been of keen interest to bond market investors.  Until the mid-1990s, analysts needed to keep daily tabs on bank reserves and the Fed’s daily open market activity to determine a change in monetary policy.  Starting in February 1994, however, the Fed began to indicate specifically its target Federal Funds rate.  That marked a significant change, as analysts were now free to focus less on current policy and more on future potential changes in policy.

Throughout its history, the Federal Reserve has contributed to a more stable and safer monetary system.  As that history unfolds, investors will surely continue to monitor its activities closely.

Sincerely,

Thomas J.  Fetter

President

October 12, 2005

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.  Shares are subject to investment risks, including possible loss of principal invested.

MARKET RECAP

The U.S. economy continued to generate moderate growth during the year ended August 31, 2005, although surging energy prices and high interest rates were a continuing concern for investors.  Late in the period, the economy was faced with new challenges resulting from Hurricane Katrina and its potential impact on energy and commodity supplies.

More modest economic growth in the summer of 2005...

The nation’s Gross Domestic Product grew by 3.3% in the second quarter of 2005, according to Commerce Department figures, following a 3.8% rise in the first quarter.  Manufacturing reported a mixed picture, with overall factory activity accelerating somewhat, while areas such as durable goods, metals and textiles remained weak.  Consumer spending declined, as soaring energy costs took their toll.  While the housing sector showed signs of strain in selected markets due to rising interest rates, the overall housing market remained strong.

With consumers tightening their belts, the burden shifted to businesses.  However, the outlook for capital spending was clouded, as businesses remained wary of investing in new equipment, facilities and software in a period of rising energy costs and higher interest rates.

Gulf Coast state economies were dealt a severe blow by Hurricane Katrina...

In the waning days of the fiscal year, Hurricane Katrina struck states along the Gulf Coast.  The storm inflicted a catastrophic blow to Louisiana and less dramatic damages on Mississippi, Alabama and Florida.  While the economies of the affected states will no doubt suffer in the short run, the national economy is also likely to feel some impact from damage to key ports and oil refineries.  The pace of the region’s recovery is unclear at this writing, and will likely remain a concern, especially as heating fuel demand rises in coming months.

30-Year AAA-rated	Taxable equivalent yield
General Obligation (GO) Bonds*	in 35.0% tax bracket

30-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

* GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.  Statistics are as of August 31, 2005.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

The Federal Reserve continued its policy of tightening credit during the fiscal year...

Inflation accelerated somewhat during the period, an increase apparent not only in core energy costs, but also in finished products, a sign that producers are passing their higher energy costs along to consumers.  The Federal Reserve hiked short-term interest rates, suggesting it will continue to raise rates in an effort to keep the economy from growing too quickly and keep inflation under control.  Beginning in June 2004, the Fed increased its Federal Funds rate – a key short-term interest rate barometer – on eleven consecutive occasions (including its most recent rate hike in mid-September 2005), raising that benchmark from 1.00% to 3.75%.

Against this backdrop, the municipal bond market generated solid gains for the period.  For the year ended August 31, 2005, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total  return of 5.31%.*

*                 It is not possible to invest directly in an Index.  The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Alabama Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 5.43% for the year ended August 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $9.89 per share on August 31, 2005 from $9.80 on August 31, 2004, and the reinvestment of $0.431 in dividends.(2)

• The Fund’s Class B shares had a total return of 4.81% for the year ended August 31, 2005.(1) This return was the result of an increase in NAV to $10.87 per share on August 31, 2005 from $10.77 on August 31, 2004, and the reinvestment of $0.409 in dividends.(2)

• For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $9.89 per share for Class A and $10.87 for Class B, the Fund’s distribution rates were 4.14% and 3.39%, respectively.(4) The distribution rates are equivalent to taxable rates of 6.70% and 5.49%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 3.33% and 2.75%, respectively.(6)  The SEC 30-day yields are equivalent to taxable yields of 5.39% and 4.45%, respectively.(5)

See page 5 for more performance information.

William H. Ahern

Portfolio Manager

Management Discussion

• Alabama continued its economic recovery during the period.  Unemployment rates reached post-recession lows and job growth continued at a steady pace.  Some areas in manufacturing remained weak, especially textiles.  Alabama suffered some storm damage from Hurricane Katrina, although its economic dislocation and market response were much less severe than those of its neighbors.  The state’s August 2005 jobless rate was 3.8%, down from 5.7% a year ago.

• Insured* water and sewer issues were the Fund’s largest sector weightings at August 31, 2005.  Amid stricter environmental regulations and the influx of auto manufacturing plants, Alabama communities have issued bonds to finance improvements to water filtration and discharge facilities.  Water utilities have historically represented a relatively stable revenue source.

• Insured* hospital bonds were also a large investment for the Fund.  In an increasingly competitive hospital industry, the Fund emphasized acute care facilities that management believes are well managed, financially strong and leading care providers in their respective communities.

• Insured* general obligations (GOs) were prominent holdings for the Fund.  The Fund’s investments focused on city, county and school district bonds in areas with a relatively strong tax base and solid economic resources, two key variables for investors in general obligations.

• Although the Fund outperformed its benchmark, performance was constrained somewhat by its under-weighting in lower-quality bonds.  As spreads narrowed, BBB and A-rated bonds tended to outperform the higher-quality bonds.  Management continued to emphasize call protection, seeking to protect against untimely calls and improve the Fund’s upside potential.  Management continued to adjust the Fund’s coupon distribution, as warranted, to reflect the changing interest rate outlook.

*                 Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.  If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes. (3) It is not possible to invest directly in an Index.  The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 38.25% combined federal and state income tax rate.  A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance.  The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds.  The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index.  The table includes the total returns of each Class of the Fund at net asset value and public offering price.  The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	5.43%	4.81%
Five Years	5.86	5.11
Ten Years	5.41	4.70
Life of Fund†	4.88	5.20

SEC Average Annual Total Returns (including sales change or applicable CDSC)
One Year	0.40%	-0.19%
Five Years	4.83	4.78
Ten Years	4.90	4.70
Life of Fund†	4.44	5.20

†                Inception date: Class A: 12/7/93; Class B: 5/1/92

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.  If sales charges were deducted, returns would be lower.  SEC average annual total returns for Class A reflect the maximum 4.75% sales charge.  SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)          Reflects the Fund’s investments as of August 31, 2005.  Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Alabama Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 – August 31, 2005

*                                        Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 5/1/92.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $16,940. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,141. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Arkansas Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 4.74% for the year ended August 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $9.87 per share on August 31, 2005 from $9.88 on August 31, 2004, and the reinvestment of $0.468 in dividends.(2)

• The Fund’s Class B shares had a total return of 4.23% for the year ended August 31, 2005.(1) This return was  the result of no change in NAV from $10.61 per share on August 31, 2004 to August 31, 2005, and the reinvestmentof $0.441 in dividends.(2)

• For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $9.87 per share for Class A and $10.61 for Class B, the Fund’s distribution rates were 4.60% and 3.85%, respectively.(4) The distribution rates are equivalent to taxable rates of 7.61% and 6.37%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 3.59% and 3.02%, respectively.(6)  The SEC 30-day yields are equivalent to taxable yields of 5.94% and 5.00%, respectively.(5)

See page 7 for more performance information.

Thomas M. Metzold

Portfolio Manager

Management Discussion

• Arkansas’s economy continued its recovery in the first half of 2005.  Job growth was paced by strong gains in the professional and business services areas, as well as leisure and tourism sectors.  Residential construction also contributed to job creation, as Arkansas housing remained relatively affordable compared to other sections of the nation.  The state’s August 2005 jobless rate was 5.1%, down from 5.7% a year ago.

• Hospital bonds were the Fund’s largest sector weighting at August 31, 2005, and management added selectively to this area.  The Fund’s investments included state, county and local issues for a geographically diverse group of acute care facilities.  The Fund emphasized hospitals we believe have the underlying fundamentals and sound management to succeed in an increasingly competitive industry climate.

• Industrial development revenue bonds (IDRs) were a major focus of the Fund and helped drive performance during the fiscal year.  Investments included waste disposal and environmental bonds for several paper manufacturers, a bond for a company that makes hydraulic hoses and fluid connectors used in auto and truck manufacturing and a Puerto Rico bond for a major air carrier.

• Insured* education bonds were large investments for the Fund.  Investments included several issues for the Arkansas university system.  The bonds were issued by a number of the state’s leading universities to finance building projects and improvements at campuses throughout the system.

• Escrowed bonds generally underperformed for the Fund.  As spreads narrowed, lower-quality bonds tended to outpace these higher-quality escrowed issues.  Management adjusted the Fund’s coupon structure to reflect a rising interest rate climate.  While management closely monitored the Fund’s call protection, some bonds were called.  Management sought to pare bonds with poor call features in favor of non-callable bonds and issues with more attractive characteristics.

*                 Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.  If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index.  The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 39.55% combined federal and state income tax rate.  A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance.  The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds.  The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index.  The table includes the total returns of each Class of the Fund at net asset value and public offering price.  The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total (at net asset value)
One Year	4.74%	4.23%
Five Years	5.80	5.07
Ten Years	5.45	4.72
Life of Fund†	4.98	5.04

SEC Average Annual Total Returns (including sales change or applicable CDSC)
One Year	-0.21%	-0.77%
Five Years	4.78	4.74
Ten Years	4.94	4.72
Life of Fund†	4.54	5.04

† Inception dates: Class A: 2/9/94; Class B: 10/2/92

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares.  If sales charges were deducted, returns would be lower.  SEC average annual total returns for Class A reflect the maximum 4.75% sales charge.  SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results.  Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.  For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)          Reflects the Fund’s investments as of August 31, 2005.  Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Arkansas Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 - August 31, 2005

*                 Sources: Thomson Financial; Lipper, Inc.  Class B of the Fund commenced operations on 10/2/92.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $17,001.  A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,191.  It is not possible to invest directly in an Index.  The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Georgia Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 5.25% for the year ended August 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $9.51 per share on August 31, 2005 from $9.48 on August 31, 2004, and the reinvestment of $0.457 in dividends.(2)

• The Fund’s Class B shares had a total return of 4.52% for the year ended August 31, 2005.(1) This return was the result of an increase in NAV to $10.15 per share on August 31, 2005 from $10.13 on August 31, 2004, and the reinvestment of $0.429 in dividends.(2)

• For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $9.51 per share for Class A and $10.15 for Class B, the Fund’s distribution  rates were 4.69% and 3.94%, respectively.(4) The distribution rates are equivalent to taxable rates of 7.68% and 6.45%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 4.04% and 3.50%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 6.61% and 5.73%, respectively.(5)

See page 9 for more performance information.

Cynthia J. Clemson

Portfolio Manager

Management Discussion

• Georgia’s recovery continued during the fiscal year, although the pace of growth slowed somewhat in the first half of 2005. While construction was boosted by near-record homebuilding, other sectors were under pressure. Atlanta’s largest employer, Delta Airlines, filed for bankruptcy, while some communities in northern Georgia prepared for military base closings. The state’s August 2005 jobless rate was 5.1%, up from 4.8% a year ago.

• Insured* and uninsured water and sewer bonds were among the Fund’s largest sector weighting at August 31, 2005. The Fund’s holdings financed improvements to water and wastewater facilities and included county and local issues for large urban areas such as Atlanta, as well as rural areas around Henry County.

• Insured* transportation bonds represented a large investment. The Fund’s investments focused primarily on Atlanta’s airport and rapid transit bonds. These bonds have financed the expanding needs of Atlanta’s growing urban center. The bonds traded at what we believe were attractive yield spreads amid concerns over the difficulties of the airline industry.

• Industrial development revenue bonds (IDRs) were  again a large investment for the Fund. Investments included companies closely linked to the economic cycle, such as paper and chemical companies. Holdings also included food and beverage producers, which are less sensitive to fluctuations in the overall economy.

• Management continued to emphasize diversification by issuer, sector and coupon. Although management continued to look for opportunities to enhance call protection, opportunities have been limited.

*                    Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 38.90% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	5.25%	4.52%
Five Years	6.21	5.45
Ten Years	5.57	4.85
Life of Fund†	4.71	4.91
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.28%	-0.48%
Five Years	5.18	5.12
Ten Years	5.05	4.85
Life of Fund†	4.28	4.91

† Inception date: Class A: 12/7/93; Class B: 12/23/91

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)   Reflects the Fund’s investments as of August 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Georgia Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 - August 31, 2005

* Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 12/23/91.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $17,188. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,369. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Kentucky Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 4.71% for the year ended August 31, 2005.(1) This return was the result of no change in net asset value (NAV) from $9.32 per share on August 31, 2004 to August 31, 2005, and the reinvestment of $0.429 in dividends.(2)

• The Fund’s Class B shares had a total return of 3.99% for the year ended August 31, 2005.(1) This return was the result of a decrease in NAV to $10.05 per share on August 31, 2005 from $10.06 on August 31, 2004, and the reinvestment of $0.403 in dividends.(2)

• For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $9.32 per share for Class A and $10.05 for Class B, the Fund’s distribution rates were 4.53% and 3.78%, respectively.(4) The distribution rates are equivalent to taxable rates of 7.41% and 6.19%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 3.37% and 2.79%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 5.52% and 4.57%, respectively.(5)

See page 11 for more performance information.

William H. Ahern

Portfolio Manager

Management Discussion

• The Kentucky economy generated positive job growth during the fiscal year, posting its best showing since the 2001 recession. The majority of new jobs were created in the business services, tourism, leisure and construction industries. Interestingly, durable manufacturing added jobs for the first time since 2000, while the financial and information sectors posted losses. The state’s August 2005 jobless rate was 5.4%, up from 5.1% a year ago.

• Insured* transportation bonds constituted the Fund’s largest sector weighting at August 31, 2005. With Kentucky’s growing stature as a regional economic hub, the sector has taken on added importance. However, the sector underperformed slightly during the fiscal year, especially issues for Kenyon County, a hub of Delta Airlines. The Fund sold its position in a Delta Airlines bond well before the company filed for bankruptcy protection.

• Insured* and uninsured lease revenue/certificates of participation (COPs) were major investments. With relatively little Kentucky general obligation debt, COPs provide cost-effective lease financing for borrowers at the state, county and municipal level for a broad range of public works projects. The bonds are backed predominantly by leases to state and municipal tenants.

• Industrial development revenue bonds (IDRs)  remained a key focus of the Fund. The bonds financed waste disposal and pollution control projects for companies in a range of industries, including energy, chemicals, airlines, industrial products, paper and retailing.

• Amid rising interest rates and more frequent bond calls, management continued its efforts, where possible, to upgrade the Fund’s call protection. The Fund sold bonds with approaching call dates in favor of high-quality, non-callable bonds and bonds with more attractive call characteristics.

*                    Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 38.90% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	4.71%	3.99%
Five Years	5.31	4.56
Ten Years	5.15	4.44
Life of Fund†	4.50	4.75
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.22%	-1.00%
Five Years	4.29	4.23
Ten Years	4.65	4.44
Life of Fund†	4.07	4.75

† Inception date: Class A: 12/7/93; Class B: 12/23/91

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)   Reflects the Fund’s investments as of August 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Kentucky Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 - August 31, 2005

*      Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 12/23/91.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $16,531. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $15,753. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Louisiana Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

•    The Fund’s Class A shares had a total return of 6.04% for the year ended August 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $9.96 per share on August 31, 2005 from $9.84 on August 31, 2004, and the reinvestment of $0.463 in dividends.(2)

•    The Fund’s Class B shares had a total return of 5.36% for the year ended August 31, 2005.(1) This return was the result of an increase in NAV to $10.52 per share on August 31, 2005 from $10.40 on August 31, 2004, and the reinvestment of $0.428 in dividends.(2)

•    For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

•    Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $9.96 per share for Class A and $10.52 for Class B, the Fund’s distribution rates were 4.51% and 3.75%, respectively.(4) The distribution rates are equivalent to taxable rates of 7.38% and 6.14%, respectively.(5)

•    The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 3.78% and 3.22%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 6.19% and 5.27%, respectively.(5)

See page 13 for more performance information.

Robert B. MacIntosh

Portfolio Manager

Management Discussion

•    In the final days of the fiscal year, Hurricane Katrina dealt Louisiana’s economy a setback. The state’s ports, oil refineries and chemical production were disrupted, although some refineries have since come back on-line. The key New Orleans tourism and service industries were closed indefinitely. With New Orleans completely evacuated, the state has suffered enormous job losses. The state’s August 2005 jobless rate – calculated before the hurricane – was 5.8%, up from 5.5% a year ago.

•    The Louisiana municipal market traded lower in the wake of the hurricane. However, the Fund had very little uninsured exposure to New Orleans and actually outperformed its benchmark for the period. Most of the Fund’s holdings are privately insured,* backed by government entities or backed by strong industrial credits. Many of its insured* bonds are protected by “calamity calls,” which ensure principal payments at par in the event the issuer ceases operations as a result of the storm.

•    Insured* education bonds again constituted the Fund’s largest sector weighting at August 31, 2005. While classes and operations may be delayed or disrupted in coming months for New Orleans-based institutions, the bonds’ insured* status guarantees regular interest payments.

•    Insured* escrowed/prerefunded bonds were significant holdings. Escrowed and backed by Treasuries, these bonds were less vulnerable to the fluctuations that briefly characterized the Louisiana market. The Fund’s Puerto Rico issues, which spanned several sectors, also served as a partial buffer to market volatility.

•    The Fund had an investment in a non-insured, BBB-rated New Orleans hospital, which closed temporarily, but has since resumed operations. While that credit underperformed and bears watching, it has drawn on a business interruption insurance policy. Another uninsured issuer, an offshore energy terminal authority, suffered surprisingly little damage to its offshore facilities and has since resumed pipeline activities.

*      Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 38.90% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	6.04%	5.36%
Five Years	6.47	5.71
Ten Years	5.74	4.97
Life of Fund†	5.13	5.14

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	1.01%	0.36%
Five Years	5.44	5.38
Ten Years	5.23	4.97
Life of Fund†	4.69	5.14

† Inception date: Class A: 2/14/94; Class B: 10/2/92

(1)       Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)          Reflects the Fund’s investments as of August 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Louisiana Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 – August 31, 2005

*                 Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 10/2/92.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $17,477. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,648. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Maryland Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

•    The Fund’s Class A shares had a total return of 5.77% for the year ended August 31, 2005.(1) This return was  the result of an increase in net asset value (NAV) to $9.59 per share on August 31, 2005 from $9.49 on August 31, 2004, and the reinvestment of $0.436 in dividends.(2)

•    The Fund’s Class B shares had a total return of 5.17% for the year ended August 31, 2005.(1) This return was  the result of an increase in NAV to $10.46 per share on August 31, 2005 from $10.35 on August 31, 2004, and the reinvestment of $0.415 in dividends.(2)

•    For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

•    Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $9.59 per share for Class A and $10.46 for Class B, the Fund’s distribution rates were 4.47% and 3.74%, respectively.(4) The distribution rates are equivalent to taxable rates of 7.22% and 6.04%, respectively.(5)

•    The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 4.06% and 3.51%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 6.56% and 5.67%, respectively.(5)

See page 15 for more performance information.

Craig Brandon

Portfolio Manager

Management Discussion

•    Maryland’s economy continued to generate economic growth. Job creation was boosted by gains in the business services, leisure, health care, and real estate employment sectors. Tourism remained the fastest-growing industry, while the beleaguered manufacturing sector again registered job losses. The state’s August 2005 jobless rate was 4.4%, up from 4.3% a year ago.

•    Education bonds were the Fund’s largest sector weightings at August 31, 2005. Investments focused primarily on the state’s health and education finance authority bonds for selected colleges and universities, as well as an issue for a local liberal arts college. These institutions have enjoyed stable-to-growing applicant demand even as tuition and fees have risen.

•    Insured* and uninsured hospitals remained prominent investments for the Fund. Investments included state and county issues for the state’s well-regarded hospital facilities, some of which maintain teaching affiliations with the state’s renowned medical schools.

•    Insured* water and sewer bonds were large investments for the Fund. The Fund’s investments focused on Baltimore water and wastewater issues. These issues provided funding for a variety of critical water-related projects, including water filtration plants, wastewater treatment facilities, dam rehabilitation and residual dredging projects.

•    Although the Fund’s Class A shares outperformed its benchmark, performance was constrained somewhat by its low weighting of lower-rated investment-grade  bonds. As credit spreads narrowed during the fiscal year, BBB and A-rated bonds generally outperformed their AAA and AA-rated counterparts. Management made some minor structural adjustments to the Fund, as conditions warranted, amid a shifting interest rate environment. In addition, the Fund continued to closely monitor call protection. With interest rates rising, more issuers have opted to exercise calls and refinance bond debt, making call protection an increasingly important strategic consideration for municipal bond investors.

*                 Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 38.09% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	5.77%	5.17%
Five Years	5.80	5.03
Ten Years	5.23	4.49
Life of Fund†	4.61	4.90

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.78%	0.17%
Five Years	4.77	4.70
Ten Years	4.71	4.49
Life of Fund†	4.17	4.90

† Inception date: Class A: 12/10/93; Class B: 2/3/92

(1)  Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)   Reflects the Fund’s investments as of August 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Maryland Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 – August 31, 2005

*             Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 2/3/92.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $16,646. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $15,851. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Missouri Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 5.87% for the year ended August 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $10.18 per share on August 31, 2005 from $10.08 on August 31, 2004, and the reinvestment of $0.478 in dividends.(2)

• The Fund’s Class B shares had a total return of 5.26% for the year ended August 31, 2005.(1) This return was the result of an increase in NAV to $11.25 per share on August 31, 2005 from $11.14 on August 31, 2004, and the reinvestment of $0.464 in dividends.(2)

• For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $10.18 per share for Class A and $11.25 for Class B, the Fund’s distribution rates were 4.42% and 3.67%, respectively.(4) The distribution rates are equivalent to taxable rates of 7.23% and 6.01%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 3.61% and 3.05%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 5.91% and 4.99%, respectively.(5)

See page 17 for more performance information.

Cynthia J. Clemson

Portfolio Manager

Management Discussion

• Missouri’s economy showed disappointing job growth during the fiscal year, with the manufacturing sector especially weak. Most jobs created were in the education and health care areas. The weakest sectors were manufacturing, retail and construction, which posted lower job growth than in past economic cycles. The state’s August 2005 jobless rate was 4.6%, down from 5.9% a year ago.

• Insured* electric utilities were the Fund’s largest sector weighting at August 31, 2005. Essential services bonds have tended to generate stable revenues with less vulnerability to economic fluctuations. The Fund also found opportunities in education bonds and in selected insured* airport bonds, which traded at what we believe were attractive spreads amid concerns about the airline industry.

• Insured* lease revenue/certificates of participation (COPs) represented prominent investments. COPs are alternative financing vehicles often used to finance aspects of major public projects. The Fund’s investments included county and city issues for projects such as sports facilities, a major convention center and capital improvements for roads, parks and transportation facilities.

• Call protection remained an important consideration for the Fund, especially amid the increased tempo of bond calls. However, lower issuance of attractive long-term bonds provided less flexibility to enhance call protection, although management continued its efforts to find such opportunities.

*      Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’ income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 38.90% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset values)
One Year	5.87%	5.26%
Five Years	6.59	5.85
Ten Years	5.95	5.18
Life of Fund†	5.32	5.66

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.87%	0.26%
Five Years	5.55	5.58
Ten Years	5.44	5.18
Life of Fund†	4.89	5.66

† Inception date: Class A: 12/7/93; Class B: 5/1/92

(1)  Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)   Reflects the Fund’s investments as of August 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Missouri Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 – August 31, 2005

*      Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 5/1/92.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $17,829. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,987. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance North Carolina Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 4.00% for the year ended August 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $9.34 per share on August 31, 2005 from $9.39 on August 31, 2004, and the reinvestment of $0.417 in dividends.(2)

• The Fund’s Class B shares had a total return of 3.32% for the year ended August 31, 2005.(1) This return was the result of a decrease in NAV to $10.04 per share on August 31, 2005 from $10.10 on August 31, 2004, and the reinvestment of $0.390 in dividends.(2)

• For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $9.34 per share for Class A and $10.04 for Class B, the Fund’s distribution rates were 4.34% and 3.59%, respectively.(4) The distribution rates are equivalent to taxable rates of 7.24% and 5.99%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 3.58% and 3.01%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 5.97% and 5.02%, respectively.(5)

See page 19 for more performance information.

Thomas M. Metzold

Portfolio Manager

Management Discussion

• North Carolina’s economic recovery continued at a pace consistent with that of the nation as a whole. Residential construction has been a prime driver of job growth, reaching new post-recession highs. Meanwhile, North Carolina’s manufacturing sector has been especially vulnerable to textile and apparel imports from China. The state’s August 2005 jobless rate was 5.6%, up from 5.4% a year ago.

• Electric utilities remained the Fund’s largest sector weighting at August 31, 2005. The state’s electric utility sector has been undergoing a reorganization in recent years. Management focused on state and county issuers in fast-growing service areas with what we believe are strong underlying fundamentals.

• Escrowed/prerefunded bonds were among the Fund’s largest sector weightings. Escrowed bonds are those that have been refinanced by municipal issuers, just as a homeowner refinances a mortgage. Because they are backed by Treasury bonds, escrowed bonds are considered to be of the highest quality. However, with spreads narrowing during the period, escrowed bonds underperformed the lower-quality segment of the market and detracted from the Fund’s performance during the fiscal year.

• Education bonds were significant holdings for the Fund. Management focused on some of the state’s most acclaimed universities, which have strong applicant demand and enjoy good pricing flexibility with respect to tuition revenues. These institutions have historically been insulated from the volatility of more economically sensitive issuers.

• Amid a quickened pace of bond calls by issuers, call protection has become an increasingly key strategic consideration for municipal bond investors. To avoid untimely calls, management continued its efforts, where possible, to improve call protection to enhance the Fund’s appreciation potential. Management also made adjustments to the Fund’s coupon structure to reflect the upward shift in interest rates.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes. (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 40.04% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	4.00%	3.32%
Five Years	5.01	4.23
Ten Years	5.14	4.41
Life of Fund†	4.45	4.72

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.96%	-1.65%
Five Years	4.00	3.89
Ten Years	4.63	4.41
Life of Fund†	4.02	4.72

† Inception date: Class A: 12/7/93; Class B: 10/23/91

(1)  Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2)   Reflects the Fund’s investments as of August 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance North Carolina Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 - August 31, 2005

*      Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 10/23/91.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $16,510. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $15,730. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Oregon Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 4.91% for the year ended August 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $9.46 per share on August 31, 2005 from $9.48 on August 31, 2004, and the reinvestment of $0.475 in dividends.(2)

• The Fund’s Class B shares had a total return of 4.24% for the year ended August 31, 2005.(1) This return was the result of a decrease in NAV to $10.34 per share on August 31, 2005 from $10.37 on August 31, 2004, and the reinvestment of $0.461 in dividends.(2)

• For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $9.46 per share for Class A and $10.34 for Class B, the Fund’s distribution rates were 4.76% and 4.00%, respectively.(4) The distribution rates are equivalent to taxable rates of 8.05% and 6.76%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 3.89% and 3.34%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 6.58% and 5.65%, respectively.(5)

See page 21 for more performance information.

Thomas M. Metzold

Portfolio Manager

Management Discussion

• Oregon’s job growth in 2005 has ranked it among the leading states in the nation. Major contributors to job creation included retail, leisure, manufacturing, and construction sectors. Interestingly, manufacturing also generated new employment, boosted by an uptick in export activity. The state’s August 2005 jobless rate was 6.7%, down from 7.5% a year ago.

• Housing bonds were the Fund’s largest sector weighting at August 31, 2005. The housing sector remained among the largest sources of Oregon municipal issuance. The Fund’s investments included state, county and Portland city issues for single- and multi-family housing projects.

• Insured* and uninsured general obligations (GOs) were among the Fund’s prominent holdings. The Fund’s investments were predominantly issues for local school and community college districts and boards of education. Other GOs included issues for veteran’s welfare and elderly and disabled housing.

• Within its industrial development revenue (IDR) bond investments, the Fund owned a Portland issue for a troubled airline, which dramatically underperformed amid the industry’s continuing difficulties and hurt the Fund’s performance. The majority of the Fund’s IDR investments were in the state’s pivotal paper industry. Several issues financed the expansion of ports and marine terminals that facilitate the shipping of Oregon’s natural resources abroad.

• The Fund took advantage of its flexibility to invest in Puerto Rico bonds, adding further diversification by coupon, issuer and sector. The Fund’s Puerto Rico bonds included transportation bonds, generation obligations, lease revenue/certificates of participation, electric utilities and industrial development revenue bonds.

*       Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 40.85% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	4.91%	4.24%
Five Years	5.44	4.67
Ten Years	5.24	4.49
Life of Fund†	4.67	5.02

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.04%	-0.75%
Five Years	4.41	4.33
Ten Years	4.73	4.49
Life of Fund†	4.23	5.02

† Inception date: Class A: 12/28/93 Class B: 12/24/91

1    Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2) Reflects the Fund’s investments as of August 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Oregon Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 - August 31, 2005

*    Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 12/24/91.

      A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $16,668. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $15,877. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance South Carolina Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 8.78% for the year ended August 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $10.06 per share on August 31, 2005 from $9.71 on August 31, 2004, and the reinvestment of $0.483 in dividends.(2)

• The Fund’s Class B shares had a total return of 8.16% for the year ended August 31, 2005.(1) This return was the result of an increase in NAV to $10.67 per share on August 31, 2005 from $10.30 on August 31, 2004, and the reinvestment of $0.453 in dividends.(2)

• For comparison, the Lehman Brothers Municipal  Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $10.06 per share for Class A and $10.67 for Class B, the Fund’s distribution rates were 4.53% and 3.79%, respectively.(4) The distribution rates are equivalent to taxable rates of 7.49% and 6.27%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 3.74% and 3.19%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 6.19% and 5.28%, respectively.(5)

See page 23 for more performance information.

Thomas J. Fetter

Portfolio Manager

Management Discussion

• South Carolina’s economy slowed in 2005, with service sectors – including education and business services – posting the largest job attrition. Manufacturing losses continued, although at a less damaging pace. The textile industry remained vulnerable to imports from China. The construction and health care sectors remained pockets of strength. The state’s August 2005  jobless rate was 6.2%, down  from 6.9% a year ago.

• Insured* water and sewer bonds were the Fund’s largest sector weighting at August 31, 2005. Faced with a fast-growing population and new residential construction, the state has encountered a growing need for expanded infrastructure. These bonds have financed improvements to water and sewer systems in communities across the state.

• Insured* electric utilities were a significant investment. Essential services bonds such as these have historically been less vulnerable to economic fluctuations. The Fund’s investments included state and regional authorities, as well as a Puerto Rico electric utility issue.

• General obligation bonds constituted a major segment of the Fund and contributed to the Fund’s outperformance during the fiscal year. The Fund’s investments in this sector included state bonds and county issues in areas that we believe have sound regional economies and strong local property tax bases.

• Although the Fund outperformed its benchmark, its performance was constrained by its low weighting of lower-rated bonds. With spreads continuing to narrow during the year, lower-rated bonds fared better that the high-quality insured* segment of the market. Management made adjustments to the Fund’s coupon distribution to reflect a shifting interest rate environment. Management also closely monitored call protection, paring bonds with nearing calls in favor of issues with more attractive call characteristics in an effort to enhance the Fund’s appreciation potential.

*    Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 39.55% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	8.78%	8.16%
Five Years	7.12	6.37
Ten Years	5.92	5.23
Life of Fund†	5.22	5.21
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.65%	3.16%
Five Years	6.08	6.05
Ten Years	5.41	5.23
Life of Fund†	4.78	5.21

† Inception date: Class A: 2/14/94; Class B: 10/2/92

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2) Reflects the Fund’s investments as of August 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may  change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Georgia Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 - August 31, 2005

*Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 10/2/92.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $17,775. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,930. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Tennessee Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 4.44% for the year ended August 31, 2005.(1) This return was the result of a decrease in net asset value (NAV) to $9.88 per share on August 31, 2005 from $9.90 on August 31, 2004, and the reinvestment of $0.450 in dividends.(2)

• The Fund’s Class B shares had a total return of 3.75% for the year ended August 31, 2005.(1) This return was the result of a decrease in NAV to $10.75 per share on August 31, 2005 from $10.78 on August 31, 2004, and the reinvestment of $0.427 in dividends.(2)

• For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $9.88 per share for Class A and $10.75 for Class B, the Fund’s distribution rates were 4.31% and 3.56%, respectively.(4) The distribution rates are equivalent to taxable rates of 7.05% and 5.83%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 3.30% and 2.73%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 5.40% and 4.47%, respectively.(5)

See page 25 for more performance information.

Cynthia J. Clemson

Portfolio Manager

Management Discussion

• Tennessee registered strong employment growth during the fiscal year. Job creation was strongest in construction, education, health care, leisure, tourism and real estate. Manufacturing grew modestly, driven by auto-related gains. Job losses were most prevalent in the government and telecommunications areas. The state’s August 2005 jobless rate was 5.3%, down from 5.4% a year ago.

• Insured* electric utilities bonds were the Fund’s largest sector weighting at August 31, 2005. These essential services issues have historically tended to enjoy relatively stable revenues and therefore have tended to be less vulnerable to economic declines.

• Insured* water and sewer bonds were prominent in the Fund. Backed by customer water bill payments, these issues helped to finance expansion of water and wastewater facilities. The Fund’s investments included issues for communities throughout Tennessee, including a new purchase for Knoxville.

• Insured* escrowed/prerefunded bonds were a large commitment for the Fund. In a low interest rate environment, many of the Fund’s holdings were prerefunded.

• Call protection remained an important consideration for the Fund, especially amid the increased tempo of bond calls. However, lower issuance of attractive long-term bonds provided less flexibility to enhance call protection, although management continued its efforts to find such opportunities.

• Escrowed bonds in general underperformed in the current interest rate environment, as longer term bonds rallied to a greater extent. As a result, escrowed bonds in the Fund dampened performance slightly.

*       Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 38.90% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	4.44%	3.75%
Five Years	5.80	5.03
Ten Years	5.71	4.94
Life of Fund†	4.98	5.20
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.48%	-1.23%
Five Years	4.78	4.69
Ten Years	5.19	4.94
Life of Fund†	4.54	5.20

† Inception date: Class A:12/9/93; Class B 8/25/92

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2) Reflects the Fund’s investments as of August 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Tennessee Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 - August 31, 2005

*Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 8/25/92.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $17,423. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,587. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Virginia Municipals Fund as of August 31, 2005

INVESTMENT UPDATE

The Fund

Performance for the Past Year

• The Fund’s Class A shares had a total return of 6.70% for the year ended August 31, 2005.(1) This return was the result of an increase in net asset value (NAV) to $9.79 per share on August 31, 2005 from $9.59 on August 31, 2004, and the reinvestment of $0.428 in dividends.(2)

• The Fund’s Class B shares had a total return of 6.06% for the year ended August 31, 2005.(1) This return was the result of an increase in NAV to $10.83 per share on August 31, 2005 from $10.61 on August 31, 2004, and the reinvestment of $0.411 in dividends.(2)

• For comparison, the Lehman Brothers Municipal Bond Index – an unmanaged market index of municipal bonds – had a total return of 5.31% for the year ended August 31, 2005.(3)

• Based on the Fund’s most recent dividends annualized and NAVs on August 31, 2005 of $9.79 per share for Class A and $10.83 for Class B, the Fund’s distribution rates were 4.22% and 3.47%, respectively.(4) The distribution rates are equivalent to taxable rates of 6.89% and 5.66%, respectively.(5)

• The SEC 30-day yields for Class A and Class B shares at August 31, 2005 were 3.77% and 3.21%, respectively.(6) The SEC 30-day yields are equivalent to taxable yields of 6.15% and 5.24%, respectively.(5)

See page 27 for more performance information.

Robert B. MacIntosh

Portfolio Manager

Management Discussion

• While Virginia’s economy moderated somewhat during the fiscal year, it remained among the nation’s fastest growing. Job growth, at 2.5%, was above the national average. Technology and government employment remained strong, while residential construction received a boost from the active housing market. The state’s August 2005 jobless rate was 3.7%,  unchanged from a year ago, and well below the 4.9% national rate.

• Insured* transportation bonds were the Fund’s largest sector weighting at August 31, 2005 and contributed to the Fund’s performance. Investments included issues for expressways, local airport authorities, a bridge and tunnel commission.

• Water and sewer bonds were prominent investments for the Fund. To meet the demands of population growth and system upgrades, Virginia cities and towns have issued bonds to finance improvements to water filtration and discharge facilities. Water utilities have historically represented a relatively stable revenue source.

• The Fund’s insured* education bonds were deemed attractive for their relatively stable tuition revenues. Investments included issues for dormitory and teaching facilities for some of the state’s most esteemed institutions.

• Although the Fund outperformed its benchmark, its performance was constrained slightly by its low weighting in lower-rated bonds. As spreads narrowed, BBB and A-rated bonds – which were underweighted in the Fund – generally outperformed their higher-quality counterparts. The Fund made structural changes to adjust to shifting market conditions. Management maintained a diversified coupon allocation, balancing higher-income housing and utility issues with interest-rate-sensitive, low- and zero-coupon issues in an effort to provide appreciation potential.

*       Private insurance does not decrease the risk of principal fluctuations associated with this investment.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. (2) A portion of the Fund’s income may be subject to federal income and/or alternative minimum tax and state and local income taxes (3) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. (4) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. (5) Taxable-equivalent figures assume a maximum 38.74% combined federal and state income tax rate. A lower rate would result in lower tax-equivalent figures. (6) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged market index of municipal bonds. The lines on the graph represent the totalreturns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	6.70%	6.06%
Five Years	6.13	5.37
Ten Years	5.63	4.89
Life of Fund†	4.94	5.34
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	1.61%	1.06%
Five Years	5.10	5.04
Ten Years	5.11	4.89
Life of Fund†	4.50	5.34

† Inception date: Class A: 12/17/93; Class B 7/26/91

(1) Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Rating Distribution(2)

By total investments

(2) Reflects the Fund’s investments as of August 31, 2005. Portfolio information may not be representative of the Fund’s current or future investments and may  change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Virginia Municipals Fund Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1995 - August 31, 2005

*Sources: Thomson Financial; Lipper, Inc. Class B of the Fund commenced operations on 7/26/91.

A $10,000 hypothetical investment at net asset value in Class A over the same period would have been valued at $17,292. A $10,000 hypothetical investment in Class A shares at the maximum offering price would have been valued at $16,462. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Municipals Funds as of August 31, 2005

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005 – August 31, 2005).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Alabama Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,025.60	$3.73
Class B	$1,000.00	$1,021.40	$7.54

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.50	$3.72
Class B	$1,000.00	$1,017.70	$7.53

* Expenses are equal to the Fund’s annualized expense ratio of 0.73% for Class A shares and 1.48% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance Arkansas Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,020.70	$3.57
Class B	$1,000.00	$1,017.10	$7.37

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.70	$3.57
Class B	$1,000.00	$1,017.90	$7.38

* Expenses are equal to the Fund’s annualized expense ratio of 0.70% for Class A shares and 1.45% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance Georgia Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,025.30	$3.68
Class B	$1,000.00	$1,021.30	$7.49

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.60	$3.67
Class B	$1,000.00	$1,017.80	$7.48

* Expenses are equal to the Fund’s annualized expense ratio of 0.72% for Class A shares and 1.47% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance Kentucky Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,025.50	$3.78
Class B	$1,000.00	$1,020.40	$7.59

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.50	$3.77
Class B	$1,000.00	$1,017.70	$7.58

* Expenses are equal to the Fund’s annualized expense ratio of 0.74% for Class A shares and 1.49% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance Louisiana Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,022.30	$3.87
Class B	$1,000.00	$1,017.50	$7.68

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.87
Class B	$1,000.00	$1,017.60	$7.68

* Expenses are equal to the Fund’s annualized expense ratio of 0.76% for Class A shares and 1.51% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance Maryland Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,025.00	$3.98
Class B	$1,000.00	$1,021.00	$7.79

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.97
Class B	$1,000.00	$1,017.60	$7.78

* Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares and 1.53% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance Missouri Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,031.40	$3.89
Class B	$1,000.00	$1,027.60	$7.72

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.87
Class B	$1,000.00	$1,017.60	$7.68

* Expenses are equal to the Fund’s annualized expense ratio of 0.76% for Class A shares and 1.51% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance North Carolina Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,015.70	$3.96
Class B	$1,000.00	$1,012.30	$7.76

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.97
Class B	$1,000.00	$1,017.60	$7.78

* Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares and 1.53% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance Oregon Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,021.60	$4.08
Class B	$1,000.00	$1,018.10	$7.88

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$4.08
Class B	$1,000.00	$1,017.60	$7.88

* Expenses are equal to the Fund’s annualized expense ratio of 0.80% for Class A shares and 1.55% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance South Carolina Municipals Fund

                Beginning Account Value *

                (3/1/05)   (8/31/05)

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,037.20	$3.59
Class B	$1,000.00	$1,033.50	$7.43

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.70	$3.57
Class B	$1,000.00	$1,017.60	$7.38

* Expenses are equal to the Fund’s annualized expense ratio of 0.70% for Class A shares and 1.45% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance Tennessee Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,021.50	$3.82
Class B	$1,000.00	$1,016.80	$7.63

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.82
Class B	$1,000.00	1,017.60	$7.63

* Expenses are equal to the Fund’s annualized expense ratio of 0.75% for Class A shares and 1.50% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance Virginia Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses paid During Period*
	(3/1/05)	(8/31/05)	(3/1/05 - 8/31/05)

Actual
Class A	$1,000.00	$1,032.40	$4.00
Class B	$1,000.00	$1,028.50	$7.82

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.97
Class B	$1,000.00	$1,017.50	$7.78

* Expenses are equal to the Fund’s annualized expense ratio of 0.78% for Class A shares and 1.53% for Class B shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2005.

Eaton Vance Alabama Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 100.3%
Principal Amount (000's omitted)	Security	Value
Electric Utilities - 3.6%
$1,000	Puerto Rico Electric Power Authority, 5.125%, 7/1/29	$1,075,310
1,000	Puerto Rico Electric Power Authority, 5.25%, 7/1/31	1,074,830
		$2,150,140
Escrowed / Prerefunded - 3.5%
$2,000	Tallassee IDB, (United Technologies), Prerefunded to 8/1/06, 6.10%, 8/1/14	$2,096,980
		$2,096,980
General Obligations - 4.5%
$1,125	Huntsville, 5.25%, 5/1/31	$1,220,692
550	Puerto Rico, 0.00%, 7/1/15	372,586
1,000	Puerto Rico Public Buildings Authority, Commonwealth Guaranteed, 5.25%, 7/1/29	1,082,130
		$2,675,408
Hospital - 5.7%
$1,250	Huntsville, Health Care Authority, 5.75%, 6/1/31	$1,337,637
1,000	Marshall County, Health Care Authority, 5.75%, 1/1/32	1,069,140
885	Oneonta Eastern Healthcare Facility Financing Authority, 7.75%, 7/1/21	990,589
		$3,397,366
Industrial Development Revenue - 5.7%
$600	Butler, Industrial Development Board, (Georgia-Pacific Corp.), (AMT), 5.75%, 9/1/28	$612,972
1,000	Courtland, Solid Waste Disposal, (Champion International Corp.), (AMT), 6.70%, 11/1/29	1,089,770
750	Phenix County, Industrial Development Board Environmental Improvements, 6.10%, 5/15/30	803,723
1,180	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	928,707
		$3,435,172
Insured-Education - 10.9%
$750	Auburn University, (MBIA), 5.00%, 6/1/26	$785,198
1,000	Auburn, School Improvements, (AMBAC), 4.375%, 8/1/35	982,920
7,500	University of South Alabama, (AMBAC), 0.00%, 11/15/16	4,764,600
		$6,532,718

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities - 0.3%
$165	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 10.452%, 7/1/29(1)(2)	$207,372
		$207,372
Insured-Escrowed / Prerefunded - 7.6%
$1,060	Alabama State University, (MBIA), Prerefunded to 1/1/12, 5.25%, 3/1/33(3)	$1,181,646
1,310	Jefferson County, Sewer, (FGIC), Prerefunded to 2/1/09, 5.00%, 2/1/33	1,402,211
1,190	Jefferson County, Sewer, (FGIC), Prerefunded to 2/1/09, 5.00%, 2/1/33	1,275,775
250	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 7.426%, 7/1/28(1)(4)	278,355
330	Puerto Rico Public Finance Corp., (AMBAC), Escrowed to Maturity, 5.50%, 8/1/27	399,340
		$4,537,327
Insured-General Obligations - 12.1%
$1,500	Etowah County, Board of Education, (FSA), 5.00%, 9/1/28	$1,588,665
2,000	Gadsden, (AMBAC), 5.125%, 8/1/28	2,154,500
1,000	Homewood, (MBIA), 5.00%, 9/1/31	1,049,630
700	Puerto Rico, (FSA), Variable Rate, 10.70%, 7/1/27(1)(2)	869,848
1,495	Tuscaloosa, (MBIA), 5.20%, 7/1/31	1,606,213
		$7,268,856
Insured-Hospital - 12.9%
$3,000	Birmingham, Care Facility Financing Authority, (Children's Hospital), (AMBAC), 5.00%, 6/1/32	$3,131,700
1,500	East Alabama, Health Care Authority, (MBIA), 5.00%, 9/1/27	1,572,495
1,000	Huntsville, Health Care Authority, (MBIA), 5.40%, 6/1/22	1,113,160
2,065	Montgomery, BMC Special Care Facilities Financing Authority, (Baptist Health Montgomery), (MBIA), 0.00%, 11/15/27	1,932,799
		$7,750,154
Insured-Lease Revenue / Certificates of Participation - 2.5%
$770	Puerto Rico Public Finance Corp., (AMBAC), 5.50%, 8/1/27	$936,874
400	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(1)(2)	582,856
		$1,519,730

See notes to financial statements

Eaton Vance Alabama Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue - 3.5%
$1,825	Birmingham Jefferson, Civic Center Authority, (MBIA), 0.00%, 9/1/18	$1,063,154
1,000	Madison County, Board of Education, Sales Tax Revenue, (AMBAC), 5.00%, 9/1/34	1,062,910
		$2,126,064
Insured-Transportation - 2.0%
$500	Huntsville-Madison County Airport, (AMT), (MBIA), 5.40%, 7/1/19	$520,865
1,000	Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/16	654,590
		$1,175,455
Insured-Water and Sewer - 24.6%
$2,000	Alabaster, Sewer, (MBIA), 5.00%, 4/1/29	$2,128,320
2,500	Birmingham, Waterworks and Sewer Board, (MBIA), 5.25%, 1/1/33	2,689,375
1,000	Helena, Utilities Board Water and Sewer, (MBIA), 5.25%, 4/1/33	1,100,550
1,000	Helena, Utilities Board Water and Sewer, (MBIA), 5.25%, 4/1/27	1,103,200
1,000	Opelika, Water Works Board Utility, (FSA), 5.125%, 6/1/31	1,058,030
1,600	Orange Beach Water, Sewer and Fire Protection Authority, (MBIA), 5.00%, 5/15/30	1,709,632
500	Ozark, Utilities Board Water and Sewer, (AMBAC), 5.00%, 9/1/31	525,435
3,075	Prichard Water and Sewer, (AMBAC), 6.125%, 11/15/14	3,144,587
1,195	Warrior River, Water Authority, (FSA), 5.25%, 8/1/23	1,284,195
		$14,743,324
Lease Revenue / Certificates of Participation - 0.9%
$500	Puerto Rico, (Guaynabo Municipal Government Center Lease), 5.625%, 7/1/22	$515,860
		$515,860
Total Tax-Exempt Investments - 100.3% (identified cost $55,573,007)		$60,131,926
Other Assets, Less Liabilities - (0.3)%		$(186,791)
Net Assets - 100.0%		$59,945,135

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 76.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 4.5% to 32.5% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $1,938,431 or 3.2% of the Fund net assets.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

See notes to financial statements

Eaton Vance Arkansas Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 102.6%
Principal Amount (000's omitted)	Security	Value
Education - 2.3%
$1,000	Conway, Public Facilities Board, (Hendrix College), 5.00%, 10/1/35	$1,039,220
		$1,039,220
Electric Utilities - 4.2%
$550	Jefferson, Pollution Control, (Entergy Arkansas), 6.30%, 6/1/18	$555,912
500	Puerto Rico Electric Power Authority, 5.125%, 7/1/29	537,655
750	Puerto Rico Electric Power Authority, 5.25%, 7/1/31	806,122
		$1,899,689
Escrowed / Prerefunded - 6.0%
$500	Arkansas Development Finance Authority, (Washington Regional Medical Center), Prerefunded to 2/1/10, 7.375%, 2/1/29	$580,360
1,250	Conway, Public Facilities Board, (Hendrix College), Prerefunded to 10/1/06, 6.00%, 10/1/26	1,290,112
750	Northwest Arkansas Regional Airport Authority, (AMT), Prerefunded to 2/1/08, 7.625%, 2/1/27	832,777
		$2,703,249
General Obligations - 5.8%
$2,750	Arkansas State College Savings, 0.00%, 6/1/14	$1,963,032
250	Arkansas, (Federal Highway) Grant Anticipation Tax Revenue, 5.00%, 8/1/14	272,565
350	Puerto Rico Public Buildings Authority, 5.00%, 7/1/36	367,696
		$2,603,293
Hospital - 12.1%
$800	Arkansas Development Finance Authority, (White River Medical Center), 5.60%, 6/1/24	$835,104
750	Baxter County, Community Hospital District, 5.625%, 9/1/28	776,272
1,000	Conway, Health Facilities Board, (Conway Regional Medical Center), 6.40%, 8/1/29	1,083,420
250	North Little Rock, Health Facilities Board, (Baptist Health), 5.70%, 7/1/22	263,512
1,250	Paragould Hospital, (Methodist Hospital Corp.), 6.375%, 10/1/17	1,297,125
785	Pulaski County, (Children's Hospital), 5.25%, 3/1/16	824,878
100	Washington County Hospital, (Washington Regional Medical Center), 5.00%, 2/1/30	101,686
250	Washington County Hospital, (Washington Regional Medical Center), 5.00%, 2/1/35	252,930
		$5,434,927

Principal Amount (000's omitted)	Security	Value
Housing - 2.5%
$470	Arkansas Development Finance Authority, SFM, (GNMA), (AMT), 5.125%, 7/1/24	$489,496
185	Arkansas Development Finance Authority, SFM, (GNMA/FNMA), (AMT), 5.00%, 1/1/29	189,146
455	North Little Rock, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	439,462
		$1,118,104
Industrial Development Revenue - 10.4%
$400	Arkansas Development Finance Authority, Industrial Facility Revenue, (Potlatch Corp.), (AMT), 7.75%, 8/1/25	$449,600
2,000	Baxter, (Aeroquip Corp.), 5.80%, 10/1/13(1)	2,246,480
750	Calhoun County, Solid Waste Disposal Revenue, (Georgia-Pacific Corp.), (AMT), 6.375%, 11/1/26	791,317
250	Pine Bluff, Environmental Improvements Revenue, (International Paper Co.), (AMT), 6.70%, 8/1/20	274,587
1,150	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	905,096
		$4,667,080
Insured-Education - 8.9%
$310	Arkansas State University, (Consolidated Building System), (AMBAC), 5.10%, 4/1/24	$321,588
750	Pulaski Technical College, (FGIC), 5.00%, 9/1/34	788,618
750	University of Arkansas, (Fayetteville Campus), (FGIC), 5.00%, 12/1/32	788,318
500	University of Arkansas, (Fayetteville Campus), (MBIA), 4.75%, 11/1/24	525,965
1,000	University of Arkansas, (UAMS Campus), (MBIA), 5.00%, 11/1/34	1,066,960
500	University of Central Arkansas, (AMBAC), 6.125%, 4/1/26	518,685
		$4,010,134
Insured-Electric Utilities - 5.9%
$250	North Little Rock, Electric System, (MBIA), 6.50%, 7/1/10	$273,720
1,000	North Little Rock, Electric System, (MBIA), 6.50%, 7/1/15	1,199,100
875	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 8.39%, 7/1/29(2)(3)	1,024,800
135	Puerto Rico Electric Power Authority, DRIVERS, (FSA), Variable Rate, 10.449%, 7/1/29(2)(4)	169,668
		$2,667,288
Insured-Escrowed / Prerefunded - 2.8%
$500	Harrison, Residential Housing Facility Board, Single Family Mortgage, (FGIC), Escrowed to Maturity, 7.40%, 9/1/11	$601,175

See notes to financial statements

Eaton Vance Arkansas Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded (continued)
$500	Puerto Rico, (FGIC), Prerefunded to 7/1/12, Variable Rate, 9.868%, 7/1/32(2)(4)	$652,385
		$1,253,560
Insured-General Obligations - 6.9%
$500	Arkansas State College Savings, (FGIC), 0.00%, 6/1/17	$309,290
500	Little Rock School District, (FSA), 5.25%, 2/1/33	537,710
500	Northwest Arkansas Community College, (AMBAC), 5.00%, 5/15/24	540,905
1,000	Puerto Rico, (MBIA), 5.50%, 7/1/20	1,190,730
160	Puerto Rico, (MBIA), Variable Rate, 11.375%, 7/1/20(2)(4)	251,549
250	Springdale School District, (AMBAC), 4.50%, 6/1/24	252,530
		$3,082,714
Insured-Hospital - 3.2%
$500	Arkansas Development Finance Authority, (Public Health Laboratory), (AMBAC), 3.90%, 12/1/24	$492,185
500	Arkansas Development Finance Authority, (Public Health Laboratory), (AMBAC), 5.00%, 12/1/18	540,100
400	Saline County, Retirement Housing and Healthcare Facilities Board, (Evan Lutheran Good Samaritan), (AMBAC), 5.80%, 6/1/11	408,888
		$1,441,173
Insured-Housing - 2.3%
$500	Arkansas State University, (Housing System), (FGIC), 4.75%, 3/1/24	$523,675
500	Arkansas State University, (Housing System), (FGIC), 5.00%, 3/1/34	531,470
		$1,055,145
Insured-Lease Revenue / Certificates of Participation - 4.3%
$500	Arkansas Development Finance Authority, (AMBAC), 5.00%, 12/1/40	$529,800
1,000	Arkansas Development Finance Authority,SFM, (Donaghey Plaza), (FSA), 5.00%, 6/1/29	1,062,150
240	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(2)(4)	349,714
		$1,941,664

Principal Amount (000's omitted)	Security	Value
Insured-Other Revenue - 2.4%
$500 Arkansas Development Finance Authority, (MT Magazine),	(FSA), 5.00%, 1/1/20	$538,230
500	University of Arkansas Parking Revenue, (MBIA), 5.00%, 7/1/29	528,390
		$1,066,620
Insured-Special Tax Revenue - 5.2%
$255	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$94,228
150	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	35,552
1,000	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	184,070
2,000	Stuttgart, (AMBAC), 4.35%, 10/1/25(5)	2,021,000
		$2,334,850
Insured-Transportation - 0.5%
$200	Puerto Rico Highway and Transportation Authority, (FSA), Variable Rate, 9.875%, 7/1/32(2)(4)	$233,514
		$233,514
Insured-Water and Sewer - 7.3%
$500	Arkansas Community Water System, Public Water Authority, (MBIA), 5.00%, 10/1/42	$522,870
665	Arkansas Community Water System, Public Water Authority, (MBIA), 5.00%, 10/1/33	700,405
500	Conway Water Revenue, (FGIC), 5.125%, 12/1/23	541,435
1,395	Fort Smith Water and Sewer, (FSA), 5.00%, 10/1/23	1,504,354
		$3,269,064
Special Tax Revenue - 5.4%
$2,000	Little Rock, Hotel and Restaurant Gross Receipts Tax, 7.375%, 8/1/15	$2,435,540
		$2,435,540
Transportation - 1.2%
$500	Northwest Arkansas Regional Airport Authority, (AMT), 5.00%, 2/1/18	$519,755
		$519,755

See notes to financial statements

Eaton Vance Arkansas Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Water and Sewer - 3.0%
$1,000	Arkansas Development Finance Authority, (Waste Water System), 5.00%, 6/1/22(6)	$1,049,000
250	Arkansas Development Finance Authority, (Waste Water System), 5.50%, 12/1/19	292,648
		$1,341,648
Total Tax-Exempt Investments - 102.6% (identified cost $43,222,057)		$46,118,231
Other Assets, Less Liabilities - (2.6)%		$(1,180,533)
Net Assets - 100.0%		$44,937,698

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 48.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 10.7% to 13.6% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $2,680,630 or 6.0% of the Fund's net assets.

(3)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(5)  When-issued security.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Georgia Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.2%
Principal Amount (000's omitted)	Security	Value
Education - 2.7%
$1,500	Fulton County, Development Authority, (Georgia Technology Foundation), 5.00%, 11/1/31	$1,573,065
		$1,573,065
Electric Utilities - 4.0%
$930	Georgia Municipal Electric Power Authority, 0.00%, 1/1/12	$649,782
1,000	Georgia Municipal Electric Power Authority, 8.25%, 1/1/11	1,231,000
665	Puerto Rico Electric Power Authority, 0.00%, 7/1/17	416,184
		$2,296,966
Escrowed / Prerefunded - 1.9%
$800	Forsyth County, Hospital Authority, (Georgia Baptist Health Care System), Escrowed to Maturity, 6.375%, 10/1/28	$1,049,152
70	Georgia Municipal Electric Power Authority, Prerefunded to Various Dates, 0.00%, 1/1/12	50,312
		$1,099,464
General Obligations - 2.6%
$300	Alpharetta, 6.50%, 5/1/10	$331,257
1,000	Puerto Rico Aqueduct and Sewer Authority, 6.25%, 7/1/12	1,158,550
		$1,489,807
Hospital - 2.6%
$500	Baldwin County, Hospital Authority, (Oconee Regional Medical Center), 5.375%, 12/1/28	$471,795
1,000	Gainesville and Hall County, Hospital Authority, (Northeast Georgia Health System, Inc.), 5.50%, 5/15/31	1,045,920
		$1,517,715
Housing - 3.3%
$715	Georgia Housing Finance Authority, (AMT), 5.85%, 12/1/28	$744,515
600	Georgia Private Colleges and Universities Authority, Student Housing Revenue, (Mercer Housing Corp.), 6.00%, 6/1/31	628,536
500	Milledgeville & Baldwin County, Development Authority, (Georgia College and State University Funding), 5.625%, 9/1/30	533,125
		$1,906,176
Industrial Development Revenue - 13.4%
$2,000	Albany Dougherty, Payroll Development Authority, Solid Waste Disposal, (Proctor and Gamble), (AMT), 5.20%, 5/15/28(1)	$2,232,760

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue (continued)
$700	Cartersville, Development Authority, (Anheuser-Busch), (AMT), 5.95%, 2/1/32	$754,705
1,000	Cartersville, Development Authority, (Anheuser-Busch), (AMT), 7.375%, 5/1/09	1,135,070
750	Effingham County, Solid Waste Disposal, (Fort James), (AMT), 5.625%, 7/1/18	751,912
1,250	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	983,800
913	Savannah EDA, (Intercat-Savannah, Inc.), (AMT), 9.00%, 1/1/15	844,839
1,000	Vienna Water and Sewer, (Cargill), (AMT), 6.00%, 9/1/14	1,001,600
		$7,704,686
Insured-Education - 7.2%
$1,000	Carrollton, Payroll Development Authority, (University of West Georgia), (MBIA), 4.75%, 8/1/30	$1,029,640
1,500	Fulton County, Development Authority, (Tuff Morehouse), (AMBAC), 5.00%, 2/1/34	1,571,565
1,500	Georgia Private Colleges and Universities Authority, (Agnes Scott College), (MBIA), 4.75%, 6/1/28	1,536,660
		$4,137,865
Insured-Electric Utilities - 7.7%
$1,000	Burke County Development Authority, (Georgia Power Co.), (FGIC), 4.75%, 5/1/34	$1,015,200
3,005	Georgia Municipal Electric Power Authority, (MBIA), 5.50%, 1/1/20	3,443,640
		$4,458,840
Insured-Escrowed / Prerefunded - 9.4%
$1,000	Atlanta Airport, (FGIC), Prerefunded to 1/1/10, 5.60%, 1/1/30	$1,107,420
95	Georgia Municipal Electric Power Authority, (MBIA), Prerefunded to Various Dates, 5.50%, 1/1/20	112,774
500	Henry County, Water and Sewer Authority, (FGIC), Prerefunded to 2/1/10, 5.625%, 2/1/30	554,950
1,500	Metropolitan Atlanta Rapid Transit Authority, (MBIA), Prerefunded to 7/1/08, Variable Rate, 7.576%, 7/1/20(2)(3)	1,696,935
700	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 10.286%, 7/1/28(2)(4)	819,091
1,000	Puerto Rico Public Finance Corp., (AMBAC), Prerefunded to 6/1/08, Variable Rate, 7.38%, 6/1/26(2)(3)	1,118,370
		$5,409,540

See notes to financial statements

Eaton Vance Georgia Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations - 3.3%
$660	Fayette County, School District, (FSA), 0.00%, 3/1/25	$540,329
900	Puerto Rico, (FSA), Variable Rate, 10.70%, 7/1/27(2)(4)	1,118,376
160	Puerto Rico, (MBIA), Variable Rate, 11.375%, 7/1/20(2)(4)	251,549
		$1,910,254
Insured-Hospital - 2.7%
$1,000	Henry County, Hospital Authority Revenue, (Henry Medical Center, Inc.), (AMBAC), 6.00%, 7/1/29	$1,126,660
400	Medical Center Hospital Authority, (Columbus Regional Healthcare System), (MBIA), Variable Rate, 10.373%, 8/1/10(2)(3)	410,860
		$1,537,520
Insured-Lease Revenue / Certificates of Participation - 1.0%
$400	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(2)(4)	$582,856
		$582,856
Insured-Special Tax Revenue - 1.9%
$1,000	George L. Smith, (Georgia World Congress Center-Domed Stadium), (MBIA), (AMT), 5.50%, 7/1/20	$1,083,390
		$1,083,390
Insured-Transportation - 10.7%
$785	Atlanta Airport Passenger Facility Charge, (FSA), 4.75%, 1/1/28	$812,185
1,500	Atlanta, Airport Passenger Facility Charge, (FSA), 5.00%, 1/1/33	1,589,415
1,000	Metropolitan Atlanta Rapid Transit Authority, (AMBAC), 6.25%, 7/1/11	1,142,830
1,000	Metropolitan Atlanta Rapid Transit Authority, (AMBAC), 6.25%, 7/1/20	1,218,200
750	Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/18	448,890
300	Puerto Rico Highway and Transportation Authority, (MBIA), 5.00%, 7/1/36	324,447
500	Puerto Rico Highway and Transportation Authority, (MBIA), Variable Rate, 10.862%, 7/1/36(2)(4)	622,245
		$6,158,212
Insured-Water and Sewer - 14.5%
$1,180	Atlanta, Water and Sewer, (FGIC), 5.00%, 11/1/38	$1,221,229
1,000	Atlanta, Water and Wastewater, (FSA), 5.00%, 11/1/34	1,063,030
500	Atlanta, Water and Wastewater, (MBIA), 5.00%, 11/1/39	521,100

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer (continued)
$2,000	Augusta, Water and Sewer, (FSA), 5.00%, 10/1/32	$2,103,960
500	Augusta, Water and Sewer, (FSA), 5.25%, 10/1/30	541,680
1,000	Henry County, Water and Sewer Authority, (MBIA), 5.25%, 2/1/25	1,172,840
1,000	Henry County, Water and Sewer Authority, (MBIA), 5.25%, 2/1/30	1,175,470
500	South Fulton, Water & Sewer Authority, (MBIA), 5.00%, 1/1/33	527,415
		$8,326,724
Lease Revenue / Certificates of Participation - 1.5%
$1,000	Fulton County, Building Authority, Judicial Center, 0.00%, 1/1/10	$864,810
		$864,810
Senior Living / Life Care - 1.0%
$1,385	De Kalb County, Private Hospital Authority, (Atlanta, Inc.), 8.50%, 3/1/25(5)	$570,842
		$570,842
Transportation - 0.4%
$250	Augusta, Airport Passenger Facility Charge, 5.15%, 1/1/35	$257,262
		$257,262
Water and Sewer - 7.4%
$1,000	De Kalb County, Water and Sewer, 5.00%, 10/1/28	$1,042,050
1,000	De Kalb County, Water and Sewer, 5.125%, 10/1/31	1,054,600
1,000	Forsyth County, Water and Sewer Authority, 5.00%, 4/1/32	1,056,450
1,000	Gwinnett County, Water and Sewer Authority, 5.25%, 8/1/24	1,094,440
		$4,247,540
Total Tax-Exempt Investments - 99.2% (identified cost $52,686,815)		$57,133,534
Other Assets, Less Liabilities - 0.8%		$452,686
Net Assets - 100.0%		$57,586,220

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

See notes to financial statements

Eaton Vance Georgia Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 58.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 6.8% to 24.3% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $6,620,282 or 11.5% of the Fund's net assets.

(3)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(5)  Security is in default and making only partial interest payments.

See notes to financial statements

Eaton Vance Kentucky Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.5%
Principal Amount (000's omitted)	Security	Value
Education - 2.1%
$1,280	Campbellsville, (Campbellsville University), 5.70%, 3/1/34	$1,303,296
		$1,303,296
Electric Utilities - 5.1%
$3,500	Puerto Rico Electric Power Authority, 0.00%, 7/1/17	$2,190,440
1,000	Puerto Rico Electric Power Authority, 5.125%, 7/1/29	1,075,310
		$3,265,750
General Obligations - 2.5%
$1,465	Bowling Green, 5.30%, 6/1/19	$1,597,802
		$1,597,802
Industrial Development Revenue - 9.6%
$1,500	Hancock County, (Southwire Co.), (AMT), 7.75%, 7/1/25	$1,517,220
1,000	Jefferson County, Pollution Control, (E.I. du Pont de Nemours), 6.30%, 7/1/12	1,022,450
1,500	Perry County, Solid Waste Disposal, (TJI International), (AMT), 6.80%, 5/1/26	1,549,290
150	Powderly, (KMart Corp.), 6.90%, 3/1/07	149,731
1,820	Wickliffe, Solid Waste Disposal, (Westvaco Corp.), (AMT), 6.375%, 4/1/26	1,871,761
		$6,110,452
Insured-Education - 4.4%
$2,000	Lexington-Fayette Urban County, (University of Kentucky, Alumni Association, Inc.), (MBIA), 5.00%, 11/1/18	$2,143,380
650	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, (Inter American University), (MBIA), 4.50%, 10/1/29	664,826
		$2,808,206
Insured-Electric Utilities - 1.7%
$2,000	Owensboro Electric Light & Power, (AMBAC), 0.00%, 1/1/20	$1,081,140
		$1,081,140
Insured-Escrowed / Prerefunded - 5.5%
$1,000	Kentucky Property and Buildings Commission, (FSA), Prerefunded to 8/1/11, 5.00%, 8/1/21	$1,092,240
1,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, 5.00%, 7/1/28	1,056,710

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded (continued)
$250	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 7.426%, 7/1/28(1)(2)	$278,355
1,000	University of Kentucky, University Consolidated Revenue, (FGIC), Prerefunded to 5/1/10, 5.00%, 5/1/19	1,078,850
		$3,506,155
Insured-General Obligations - 2.9%
$350	Puerto Rico, (FSA), Variable Rate, 10.70%, 7/1/27(1)(3)	$434,924
200	Puerto Rico, (MBIA), Variable Rate, 11.375%, 7/1/20(1)(3)	314,436
1,000	Warren County, (Judicial Office Building and Parks), (AMBAC), 5.20%, 9/1/29	1,091,470
		$1,840,830
Insured-Hospital - 6.1%
$850	Jefferson County, Health Facilities Authority, (University Medical Center), (MBIA), 5.25%, 7/1/22	$884,825
8,175	Kentucky EDA, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/27	3,013,877
		$3,898,702
Insured-Industrial Development Revenue - 1.6%
$1,000	Boone County, (Dayton Power & Light Co.), (FGIC), 4.70%, 1/1/28	$1,024,970
		$1,024,970
Insured-Lease Revenue / Certificates of Participation - 13.5%
$1,350	Hardin County, School District Finance Corp., School Building, (FSA), 4.75%, 7/1/21	$1,413,221
1,150	Kentucky Area Development Districts, (XLCA), 4.70%, 6/1/35	1,161,132
1,000	Letcher County, School District Finance Corp., School Building, (FSA), 5.00%, 6/1/26	1,070,490
1,000	Louisville, Parking Authority, (MBIA), 5.00%, 6/1/32	1,048,030
1,000	Puerto Rico Public Building Authority, (AMBAC), 5.50%, 7/1/21	1,196,180
1,000	Puerto Rico Public Building Authority, (XLCA), 5.50%, 7/1/21	1,189,600
300	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(1)(3)	437,142
1,120	Wayne County, School District Finance Corp., (MBIA), 4.00%, 7/1/25	1,083,410
		$8,599,205
Insured-Transportation - 19.0%
$3,000	Kenton County Airport, (MBIA), (AMT), 6.30%, 3/1/15(4)	$3,188,520

See notes to financial statements

Eaton Vance Kentucky Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$1,195	Kenton County Airport, (MBIA), (AMT), 6.45%, 3/1/15	$1,304,976
2,000	Kentucky EDA, (State Turnpike Revitalization), (AMBAC), 5.00%, 7/1/25	2,162,020
1,000	Kentucky State Turnpike Authority Economic Development Revenues, (FGIC), 0.00%, 1/1/10	864,810
5,000	Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/18	2,992,600
1,500	Puerto Rico Highway and Transportation Authority, (AMBAC), 5.00%, 7/1/28	1,577,865
		$12,090,791
Insured-Water and Sewer - 9.2%
$1,500	Boone-Florence Water Commission, Water Supply System, (FGIC), 5.00%, 12/1/27	$1,586,595
1,000	Campbell and Kenton County, District No. 1, (FSA), 5.00%, 8/1/31	1,049,700
3,000	Louisville and Jefferson County, Metropolitan Sewer District and Drainage System, (FGIC), 5.00%, 5/15/38	3,186,300
		$5,822,595
Lease Revenue / Certificates of Participation - 9.7%
$1,000	Jefferson County, (Capital Projects Corp.), 0.00%, 8/15/12	$774,330
4,990	Jefferson County, (Capital Projects Corp.), 0.00%, 8/15/15	3,344,398
2,000	Owensboro County, Airport Lease, (AMT), 5.875%, 6/1/15	2,040,040
		$6,158,768
Other Revenue - 0.6%
$4,200	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$270,648
3,500	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	120,190
		$390,838
Senior Living / Life Care - 5.0%
$3,000	Kenton County, (Highland Terrace), (AMT), (FHA), 6.95%, 12/1/26	$3,189,780
		$3,189,780
Total Tax-Exempt Investments - 98.5% (identified cost $56,651,535)		$62,689,280
Other Assets, Less Liabilities - 1.5%		$986,374
Net Assets - 100.0%		$63,675,654

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 64.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.7% to 21.8% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $1,464,857 or 2.3% of the Fund's net assets.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Louisiana Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.2%
Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded - 1.9%
$560	Louisiana Public Facilities Authority, (General Health Systems), Prerefunded to 11/1/06, 6.80%, 11/1/16	$583,352
		$583,352
Hospital - 1.7%
$500	Louisiana Public Facilities Authority, (Tuoro Infirmary), 5.625%, 8/15/29	$516,540
		$516,540
Housing - 6.0%
$500	Louisiana HFA, Multifamily, (FNMA), (AMT), 4.75%, 4/1/38	$501,935
155	Louisiana HFA, Single Family, (GNMA), (AMT), 8.00%, 3/1/25	158,362
750	Louisiana HFA, Single Family, (GNMA/FNMA), 0.00%, 6/1/27	232,815
390	Louisiana Public Facilities Authority, (Eden Point), 6.25%, 3/1/34	362,454
560	New Orleans Home Mortgage Authority, Single Family, (GNMA/FNMA), (AMT), 6.30%, 6/1/28	571,738
		$1,827,304
Industrial Development Revenue - 5.0%
$450	Louisiana Environmental Facilities and Community Development Authority, (Senior-Air Cargo), (AMT), 6.65%, 1/1/25	$481,378
500	Saint Bernard Parish, (Mobil Oil), (AMT), 5.90%, 11/1/26	524,385
500	South Louisiana Port Commission, (Cargill), 5.85%, 4/1/17	519,665
		$1,525,428
Insured-Education - 15.4%
$500	Lafayette Public Trust Financing Authority, (Ragin Cajun Facility, Inc.), (MBIA), 5.00%, 10/1/32	$528,965
500	Louisiana Environmental Facilities and Community Development Authority, (Louisiana State University Student Housing), (MBIA), 4.75%, 8/1/28	514,075
1,000	Louisiana Public Facilities Authority, (Dillard University), (AMBAC), 5.30%, 8/1/26	1,087,410
750	Louisiana Public Facilities Authority, (Tulane University), (AMBAC), 5.00%, 7/1/32	784,147
500	Louisiana Public Facilities Authority, (Tulane University), (AMBAC), 5.00%, 2/15/26	523,985

Principal Amount (000's omitted)	Security	Value
Insured-Education (continued)
$1,200	New Orleans, Finance Authority, (Xavier University), (MBIA), 5.30%, 6/1/32	$1,276,440
		$4,715,022
Insured-Electric Utilities - 2.6%
$1,250	Puerto Rico Electric Power Authority, (MBIA), 0.00%, 7/1/17	$796,962
		$796,962
Insured-Escrowed / Prerefunded - 11.0%
$250	Calcasieu Parish, School District, (FGIC), Prerefunded to 5/1/10, 5.25%, 5/1/20	$272,405
2,475	Jefferson Parish, Home Mortgage Authority, Single Family, (FGIC), Escrowed to Maturity, 0.00%, 5/1/17(1)	1,529,203
650	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 7.426%, 7/1/28(2)(3)	723,723
350	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 10.286%, 7/1/28(2)(4)	409,545
335	Puerto Rico, (FGIC), Prerefunded to 7/1/12, Variable Rate, 9.868%, 7/1/32(2)(4)	437,098
		$3,371,974
Insured-General Obligations - 10.0%
$500	Louisiana, (FGIC), 5.00%, 11/15/20	$532,930
2,250	New Orleans, (AMBAC), 0.00%, 9/1/15	1,474,650
800	New Orleans, (AMBAC), 0.00%, 9/1/16	498,856
300	Puerto Rico, (FSA), Variable Rate, 10.70%, 7/1/27(2)(4)	372,792
120	Puerto Rico, (MBIA), Variable Rate, 11.375%, 7/1/20(2)(4)	188,662
		$3,067,890
Insured-Hospital - 2.6%
$750	Terrebonne Parish, Hospital Service District No. 1, (Terrebonne General Medical Center), (AMBAC), 5.50%, 4/1/33	$813,120
		$813,120
Insured-Industrial Development Revenue - 4.3%
$1,250	Louisiana Environmental Facilities and Community Development Authority, (BRCC Facility Corp.), (MBIA), 5.00%, 12/1/32	$1,308,288
		$1,308,288

See notes to financial statements

Eaton Vance Louisiana Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Lease Revenue / Certificates of Participation - 4.3%
$500	Calcasieu Parish Public Trust Authority Student Lease, (McNeese Student Housing), (MBIA), 5.25%, 5/1/33	$541,325
500	Louisiana Environmental Facilities and Community Development Authority, (Jefferson Parking Garage), (AMBAC), 5.00%, 9/1/31	520,080
180	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(2)(4)	262,285
		$1,323,690
Insured-Other Revenue - 6.9%
$750	Louisiana Environmental Facilities and Community Development Authority, (Ascension Parish Library Projects), (AMBAC), 5.25%, 4/1/29	$818,070
500	Louisiana Environmental Facilities and Community Development Authority, (Capital and Equipment Acquisition), (AMBAC), 4.50%, 12/1/18	526,280
700	Louisiana Environmental Facilities and Community Development Authority, (Parking Facility Corp. Garage), (AMBAC), 5.375%, 10/1/31	760,942
		$2,105,292
Insured-Special Tax Revenue - 8.5%
$750	Jefferson, District Sales Tax and Sales Tax Revenue, (AMBAC), 5.25%, 12/1/22	$823,793
1,000	Louisiana Gas and Fuels Tax, (AMBAC), 5.00%, 6/1/32	1,045,040
500	Louisiana Gas and Fuels Tax, (FGIC), 5.00%, 5/1/35	531,690
545	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/29	191,099
		$2,591,622
Other Revenue - 7.1%
$2,000	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$128,880
1,700	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	58,378
350	Puerto Rico Infrastructure Financing Authority, Variable Rate, 11.449%, 10/1/32(2)(4)	458,630
1,425	Tobacco Settlement Financing Corp., 5.875%, 5/15/39	1,516,186
		$2,162,074
Senior Living / Life Care - 4.2%
$500	Louisiana HFA, (Saint Dominic Assisted Care Facility), (GNMA), 6.85%, 9/1/25	$515,695

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care (continued)
$750	Louisiana PFA, (Glen Retirement System), 6.70%, 12/1/25	$766,905
		$1,282,600
Transportation - 6.7%
$1,000	Louisiana Offshore Terminal Authority, Deepwater Port Revenue, (Loop, LLC), 5.20%, 10/1/18	$1,019,470
1,000	Puerto Rico Highway and Transportation Authority, 5.00%, 7/1/42	1,046,420
		$2,065,890
Total Tax-Exempt Investments - 98.2% (identified cost $27,654,445)		$30,057,048
Other Assets, Less Liabilities - 1.8%		$545,595
Net Assets - 100.0%		$30,602,643

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 66.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.2% to 37.5% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $2,852,735 or 9.3% of the Fund's net assets.

(3)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

See notes to financial statements

Eaton Vance Maryland Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.7%
Principal Amount (000's omitted)	Security	Value
Cogeneration - 2.0%
$1,250	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$1,275,000
		$1,275,000
Education - 11.6%
$4,000	Maryland HEFA, (Johns Hopkins University), 5.00%, 7/1/32	$4,196,640
1,300	Maryland HEFA, (Maryland Institute College of Art), 5.50%, 6/1/32	1,370,174
500	Maryland HEFA, (Maryland Institute College of Art), 5.50%, 6/1/21	531,420
1,000	Maryland Industrial Development Financing Authority, (Our Lady of Good Counsel High School), 6.00%, 5/1/35	1,040,660
425	Westminster, Educational Facilities, (McDaniel College), 5.50%, 4/1/27	453,568
		$7,592,462
Electric Utilities - 5.8%
$1,500	Calvert, PCR, (Baltimore Gas and Electric), 5.55%, 7/15/14	$1,529,940
2,225	Prince George's County, PCR, (Potomac Electric), 6.375%, 1/15/23	2,268,388
		$3,798,328
Escrowed / Prerefunded - 7.6%
$1,125	Baltimore, SFMR, (Inner Harbor), Escrowed to Maturity, 8.00%, 12/1/10	$1,377,389
3,250	Maryland HEFA, (Johns Hopkins University), Prerefunded to 7/1/09, 6.00%, 7/1/39(1)	3,626,285
		$5,003,674
General Obligations - 2.8%
$1,000	Montgomery County, 5.25%, 10/1/19	$1,105,820
1,100	Puerto Rico, 0.00%, 7/1/16	713,955
		$1,819,775
Health Care-Miscellaneous - 2.1%
$1,280	Baltimore County, Economic Development Revenue, (Revisions, Inc.), 8.50%, 8/15/25	$1,341,094
		$1,341,094

Principal Amount (000's omitted)	Security	Value
Hospital - 8.6%
$1,000	Maryland HEFA, (Calvert Health System), 5.50%, 7/1/36	$1,077,830
2,000	Maryland HEFA, (Johns Hopkins Hospital), 5.125%, 11/15/34	2,125,600
1,000	Maryland HEFA, (Union Hospital of Cecil County), 5.00%, 7/1/40	1,032,020
800	Maryland HEFA, (University of Maryland Medical System), 6.75%, 7/1/30	899,176
1,355	Prince George's County, (Greater SouthEast Healthcare System), 6.375%, 1/1/13(2)	135,500
3,800	Prince George's County, (Greater SouthEast Healthcare System), 6.375%, 1/1/23(2)	380,000
		$5,650,126
Housing - 1.6%
$1,000	Prince George's County, Housing Authority, (Langely Gardens), (AMT), 5.875%, 2/20/39	$1,049,280
		$1,049,280
Industrial Development Revenue - 1.8%
$1,000	Maryland EDA, (AFCO Cargo), (AMT), 6.50%, 7/1/24	$975,010
215	Maryland EDA, (Air Cargo), (AMT), 7.34%, 7/1/24	223,520
		$1,198,530
Insured-Education - 3.9%
$460	Maryland HEFA, (College Of Notre Dame), (MBIA), 5.30%, 10/1/18	$531,374
500	Maryland HEFA, (Loyola College), (MBIA), 5.375%, 10/1/26	520,990
1,200	Morgan State University, Academic and Facilities, (MBIA), 6.10%, 7/1/20	1,490,676
		$2,543,040
Insured-Electric Utilities - 5.4%
$1,500	Puerto Rico Electric Power Authority, (FSA), 5.125%, 7/1/26	$1,620,540
1,550	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 10.452%, 7/1/29(3)(4)	1,948,040
		$3,568,580
Insured-Escrowed / Prerefunded - 7.4%
$3,040	Maryland HEFA, (Helix Health Issue), (AMBAC), Escrowed to Maturity, 5.00%, 7/1/27	$3,387,989
335	Puerto Rico Highway and Transportation Authority, (MBIA), Prerefunded to 7/1/06, Variable Rate, 11.366%, 7/1/26(3)(4)	372,353

See notes to financial statements

Eaton Vance Maryland Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded (continued)
$1,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 7.426%, 7/1/28(3)(5)	$1,113,420
		$4,873,762
Insured-General Obligations - 2.5%
$350	Puerto Rico, (FSA), Variable Rate, 10.70%, 7/1/27(3)(4)	$434,924
1,000	Puerto Rico, (MBIA), 5.50%, 7/1/29	1,219,400
		$1,654,324
Insured-Hospital - 9.7%
$1,280	Maryland HEFA, (Medlantic), (AMBAC), Variable Rate, 10.525%, 8/15/38(3)(4)	$1,976,678
1,000	Maryland HEFA, (Medlantic/Helix Issue), (AMBAC), 5.25%, 8/15/38	1,181,420
3,150	Puerto Rico ITEM & EC, (Auxilio Mutuo Obligated Group), (MBIA), 6.25%, 7/1/24	3,203,613
		$6,361,711
Insured-Lease Revenue / Certificates of Participation - 1.1%
$500	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(3)(4)	$728,570
		$728,570
Insured-Other Revenue - 1.6%
$1,000	Maryland HEFA, (Johns Hopkins Hospital), Parking Revenue, (AMBAC), 5.00%, 7/1/34	$1,056,590
		$1,056,590
Insured-Special Tax Revenue - 1.0%
$550	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$203,236
300	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	71,103
2,400	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	402,072
		$676,411
Insured-Transportation - 7.4%
$1,000	Maryland Transportation Authority, (FSA), 5.00%, 7/1/34	$1,065,700
1,500	Maryland Transportation Authority, Baltimore-Washington International Airport, (AMBAC), 5.00%, 3/1/27	1,594,500

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$1,500	Maryland Transportation Authority, Baltimore-Washington International Airport, (AMBAC), (AMT), 5.25%, 3/1/27	$1,604,205
500	Puerto Rico Highway and Transportation Authority, (MBIA), 5.50%, 7/1/36	572,490
		$4,836,895
Insured-Water and Sewer - 8.7%
$1,500	Baltimore, (Water Projects), (FGIC), 5.00%, 7/1/23	$1,631,910
500	Baltimore, (Water Projects), (FGIC), 5.125%, 7/1/42	526,560
1,000	Baltimore, Wastewater, (FGIC), 5.00%, 7/1/22	1,130,140
2,000	Baltimore, Wastewater, (MBIA), 5.65%, 7/1/20	2,382,540
		$5,671,150
Other Revenue - 3.7%
$4,300	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$277,092
3,700	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	127,058
895	Maryland HEFA, (Board of Child Care), 5.375%, 7/1/32	945,693
1,000	Maryland HEFA, (Board of Child Care), 5.625%, 7/1/22	1,085,370
		$2,435,213
Special Tax Revenue - 3.4%
$750	Baltimore, (Clipper Mill), 6.25%, 9/1/33	$802,650
500	Baltimore, (Strathdale Manor), 7.00%, 7/1/33	555,995
800	Frederick County, Urbana Community Development Authority, 6.625%, 7/1/25	852,840
		$2,211,485
Total Tax-Exempt Investments - 99.7% (identified cost $63,498,499)		$65,346,000
Other Assets, Less Liabilities - 0.3%		$228,444
Net Assets - 100.0%		$65,574,444

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

See notes to financial statements

Eaton Vance Maryland Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

The Fund invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 48.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 5.0% to 20.4% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Defaulted bond.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $6,573,985 or 10.0% of the Fund's net assets.

(4)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(5)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

See notes to financial statements

Eaton Vance Missouri Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 98.8%
Principal Amount (000's omitted)	Security	Value
Education - 3.9%
$1,000	Missouri HEFA, (Washington University of St. Louis), 5.00%, 2/15/22	$1,086,690
1,500	Missouri HEFA, (Washington University of St. Louis), 5.00%, 2/15/33	1,584,465
		$2,671,155
Escrowed / Prerefunded - 1.6%
$1,000	Saint Louis County, Mortgage Revenue, (GNMA), (AMT), Escrowed to Maturity, 5.40%, 1/1/16	$1,119,740
		$1,119,740
General Obligations - 1.2%
$750	Puerto Rico Public Buildings Authority, 5.25%, 7/1/33	$809,295
		$809,295
Hospital - 10.4%
$400	Joplin, IDA, (Freeman Health Systems), 5.375%, 2/15/35	$418,068
1,950	Missouri HEFA, (Barnes Jewish Christian Hospital), 5.25%, 5/15/14	2,153,989
1,500	Missouri HEFA, (Childrens Mercy Hospital), 5.30%, 5/15/28	1,542,090
1,000	Missouri HEFA, (Freeman Health Systems), 5.25%, 2/15/18	1,028,530
495	Missouri HEFA, (Lake of the Ozarks General Hospital), 6.50%, 2/15/21	508,989
250	Missouri HEFA, (Lake Regional Health System), 5.70%, 2/15/34	267,920
1,250	West Plains IDA, (Ozarks Medical Center), 5.65%, 11/15/22	1,258,650
		$7,178,236
Housing - 2.5%
$945	Jefferson County IDA, Multifamily, (Riverview Bend Apartments), (AMT), 6.75%, 11/1/29	$959,846
160	Missouri Housing Development Authority, SFMR, (GNMA), (AMT), 6.45%, 9/1/27	160,107
55	Missouri Housing Development Authority, SFMR, (GNMA), (AMT), 7.25%, 9/1/26	55,914
505	Missouri Housing Development Commission, (AMT), 5.05%, 1/1/24	517,867
		$1,693,734

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue - 6.8%
$605	Jefferson County, (Kmart Corp.), 6.40%, 8/1/08	$598,224
625	Kansas City IDA, (Airline Cargo Facilities), (AMT), 8.50%, 1/1/17	649,406
1,000	Missouri Development Finance Authority, Solid Waste Disposal, (Proctor and Gamble Paper Products), (AMT), 5.20%, 3/15/29	1,126,810
1,200	Missouri Environmental Improvement and Energy Resources Authority, (American Cyanamid), 5.80%, 9/1/09	1,292,580
1,000	Saint Louis, IDA, (Anheuser-Busch), (AMT), 5.875%, 11/1/26	1,022,540
		$4,689,560
Insured-Education - 4.1%
$1,000	Missouri HEFA, (St. Louis University High School), (AMBAC), 4.75%, 10/1/24	$1,028,140
1,000	Northwest, Missouri State University, (Housing System), (MBIA), 4.50%, 6/1/25	1,016,630
790	Northwest, Missouri State University, (Housing System), (MBIA), 4.50%, 6/1/28	797,418
		$2,842,188
Insured-Electric Utilities - 11.0%
$2,250	Missouri Environmental Improvement and Energy Resources Authority, (Union Electric), (AMBAC), (AMT), 5.45%, 10/1/28	$2,404,057
3,250	Puerto Rico Electric Power Authority, (FGIC), 5.00%, 7/1/35	3,496,838
1,000	Puerto Rico Electric Power Authority, (MBIA), 5.00%, 7/1/32(1)	1,062,820
400	Puerto Rico Electric Power Authority, (MBIA), Variable Rate, 12.295%, 7/1/16(2)(3)	600,048
		$7,563,763
Insured-Escrowed / Prerefunded - 7.6%
$575	Missouri HEFA, (Saint Louis Children's Hospital), (MBIA), Escrowed to Maturity, 0.00%, 5/15/08	$527,390
500	Puerto Rico Highway and Transportation Authority, (MBIA), Prerefunded to 7/1/06, Variable Rate, 11.366%, 7/1/26(2)(3)	555,750
700	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 10.286%, 7/1/28(2)(3)	819,091
1,000	Puerto Rico Public Finance Corp., (AMBAC), Prerefunded to 6/1/08, Variable Rate, 7.38%, 6/1/26(2)(4)	1,118,370
2,000	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32	2,203,180
		$5,223,781

See notes to financial statements

Eaton Vance Missouri Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations - 3.4%
$900	Puerto Rico, (FSA), Variable Rate, 10.70%, 7/1/27(2)(3)	$1,118,376
1,900	Saint Charles County, (Francis Howell School District), (FGIC), 0.00%, 3/1/16	1,244,576
		$2,362,952
Insured-Hospital - 10.0%
$9,500	Missouri HEFA, (Lester Cox Medical Center), (MBIA), 0.00%, 9/1/20	$5,033,290
540	Missouri HEFA, (Lester Cox Medical Center), (MBIA), 0.00%, 9/1/21	272,954
1,500	North Kansas City, (North Kansas City Memorial Hospital), (FSA), 5.125%, 11/15/33	1,599,555
		$6,905,799
Insured-Lease Revenue / Certificates of Participation - 10.7%
$1,000	Jackson County, Leasehold Revenue, (Truman Sports), (AMBAC), 0.00%, 12/1/20	$521,890
2,000	Jackson County, Leasehold Revenue, (Truman Sports), (MBIA), 5.00%, 12/1/27	2,115,000
2,270	Kansas City, Leasehold Revenue, (Municipal Assistance), (AMBAC), 0.00%, 4/15/26	899,419
2,105	Kansas City, Leasehold Revenue, (Municipal Assistance), (AMBAC), 0.00%, 4/15/30	693,598
300	Puerto Rico Public Building Authority, (CIFG), Variable Rate, 10.625%, 7/1/36(2)(3)	392,796
400	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(2)(3)	582,856
2,000	Saint Louis IDA, (Convention Center Hotel), (AMBAC), 0.00%, 7/15/19	1,112,980
1,000	Springfield County, Leasehold Revenue, (Capital Improvement Program), (AMBAC), 5.00%, 3/1/24	1,069,600
		$7,388,139
Insured-Other Revenue - 1.2%
$750	Missouri Development Finance Authority, Cultural Facility, (Nelson Gallery Foundation), (MBIA), 5.25%, 12/1/22	$816,038
		$816,038
Insured-Special Tax Revenue - 4.7%
$1,000	Bi-State Development Agency, Illinois Metropolitan District, (Metrolink Cross County), (FSA), 5.00%, 10/1/32	$1,058,180
1,500	Bi-State Development Agency, Illinois Metropolitan District, (Saint Clair County Metrolink Extension), (MBIA), 5.00%, 7/1/28	1,580,925

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$600	Kansas City, (Blue Parkway Town Center), (MBIA), 5.00%, 7/1/27	$639,876
		$3,278,981
Insured-Transportation - 4.4%
$750	Saint Louis Airport, (Capital Improvement Program), (MBIA), 5.00%, 7/1/32	$785,505
910	Saint Louis Airport, (Lambert International Airport), (FGIC), (AMT), 6.00%, 7/1/14	1,053,425
1,000	Saint Louis Airport, (Lambert International Airport), (MBIA), 5.50%, 7/1/31	1,195,690
		$3,034,620
Insured-Water and Sewer - 2.0%
$1,300	Metro Saint Louis, Metropolitan Waste Water System, (MBIA), 5.00%, 5/1/34	$1,380,158
		$1,380,158
Other Revenue - 0.7%
$500	Saint Louis IDA, (Saint Louis Science Center), 6.40%, 11/1/19	$508,260
		$508,260
Pooled Loans - 4.0%
$2,750	Missouri Higher Education Loan Authority, Student Loan, (AMT), 5.45%, 2/15/09	$2,769,800
		$2,769,800
Senior Living / Life Care - 6.0%
$1,000	Kansas City IDR, (Kingswood Manor), 5.80%, 11/15/17	$969,320
500	Lees Summit IDA, Health Facility, (John Knox Village), 5.70%, 8/15/22	539,680
1,500	Missouri HEFA, (Lutheran Senior Services), 6.375%, 2/1/27	1,541,595
1,000	Saint Louis County, IDA Health Facilities Revenue, (Jewish Center), 5.50%, 2/20/36	1,072,310
		$4,122,905
Transportation - 0.8%
$500	Puerto Rico Highway and Transportation Authority, 5.00%, 7/1/42	$523,210
		$523,210

See notes to financial statements

Eaton Vance Missouri Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Water and Sewer - 1.8%
$520	Missouri Environmental Improvement and Energy Resources Authority, (Revolving Fund Program), 7.20%, 7/1/16	$527,535
1,000	Missouri Environmental Improvement and Energy Resources Authority, (Revolving Fund Program), Water Pollution Control, 0.00%, 1/1/14	724,200
		$1,251,735
Total Tax-Exempt Investments - 98.8% (identified cost $61,854,385)		$68,134,049
Other Assets, Less Liabilities - 1.2%		$814,012
Net Assets - 100.0%		$68,948,061

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CDC IXIS Financial Guaranty North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 59.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 27.0% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $5,187,287 or 7.5% of the Fund's net assets.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(4)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

See notes to financial statements

Eaton Vance North Carolina Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.6%
Principal Amount (000's omitted)	Security	Value
Education - 11.5%
$2,700	North Carolina Educational Facilities Finance Agency, (Duke University), 5.125%, 10/1/41	$2,826,711
7,410	University of North Carolina at Chapel Hill, 0.00%, 8/1/17	4,564,264
1,980	University of North Carolina at Chapel Hill, 0.00%, 8/1/21	1,004,395
		$8,395,370
Electric Utilities - 22.7%
$5,000	North Carolina Eastern Municipal Power Agency, 6.125%, 1/1/09	$5,401,900
1,250	North Carolina Eastern Municipal Power Agency, 6.75%, 1/1/26	1,401,525
3,500	North Carolina Municipal Power Agency, (Catawba), 6.50%, 1/1/20	3,885,280
2,000	Puerto Rico Electric Power Authority, 0.00%, 7/1/17	1,264,820
2,000	Puerto Rico Electric Power Authority, 0.00%, 7/1/17	1,251,680
2,000	Puerto Rico Electric Power Authority, Variable Rate, 7.70%, 7/1/29(1)(2)	2,301,300
1,000	Wake County, Industrial Facilities and Pollution Control Financing Authority, (Carolina Power and Light Co.), 5.375%, 2/1/17	1,079,260
		$16,585,765
Escrowed / Prerefunded - 15.7%
$1,000	Charlotte, Prerefunded to 6/1/10, 5.60%, 6/1/20	$1,124,400
1,000	Charlotte, Water and Sewer, Prerefunded to 6/1/10, 5.25%, 6/1/25(3)	1,099,520
1,000	New Hanover County, Prerefunded to 11/1/10, 5.75%, 11/1/17	1,137,890
3,000	North Carolina Eastern Municipal Power Agency, Escrowed to Maturity, 4.00%, 1/1/18	3,060,000
2,210	North Carolina Eastern Municipal Power Agency, Escrowed to Maturity, 5.00%, 1/1/17(4)	2,449,674
440	North Carolina Eastern Municipal Power Agency, Escrowed to Maturity, 5.00%, 1/1/21	492,030
1,500	North Carolina Medical Care Commission, (Annie Penn Memorial Hospital), Prerefunded to 1/1/15, 5.375%, 1/1/22	1,598,670
465	North Carolina Medical Care Commission, (Gaston Health Care), Prerefunded to 2/15/08, 5.00%, 2/15/29	491,458
		$11,453,642
General Obligations - 1.5%
$1,000	Charlotte, 5.00%, 7/1/29	$1,066,280
		$1,066,280

Principal Amount (000's omitted)	Security	Value
Hospital - 3.6%
$500	Charlotte-Mecklenberg Hospital Authority, 5.00%, 1/15/31	$520,150
535	North Carolina Medical Care Commission, (Gaston Health Care), 5.00%, 2/15/29	545,138
1,000	North Carolina Medical Care Commission, (Southeastern Regional Medical Center), 5.375%, 6/1/32	1,047,310
500	North Carolina Medical Care Commission, (Union Regional Medical Center), 5.375%, 1/1/32	522,445
		$2,635,043
Housing - 3.6%
$1,400	Charlotte Housing Authority, (Double Oaks), FHA, (FNMA), 7.35%, 5/15/26	$1,466,262
285	Guam Housing Corp., Single Family, (AMT), 5.75%, 9/1/31	326,365
750	North Carolina HFA, MFMR, (AMT), 6.45%, 9/1/27	773,858
970	Raleigh Housing Authority, Multifamily, (Cedar Point), 7.00%, 11/1/30(5)	29,100
		$2,595,585
Insured-Education - 5.4%
$1,000	Appalachian State University, (MBIA), 5.00%, 7/15/24	$1,083,830
1,375	East Carolina University, (AMBAC), 5.25%, 11/1/21	1,497,100
1,320	North Carolina Educational Facilities Finance Agency, (Johnson & Wales University), (XLCA), 5.00%, 4/1/33	1,386,620
		$3,967,550
Insured-Escrowed / Prerefunded - 3.9%
$1,745	Broad River, Water Authority Water System, (MBIA), Prerefunded to 6/1/10, 5.375%, 6/1/26	$1,928,208
800	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 7.426%, 7/1/28(1)(2)	890,736
		$2,818,944
Insured-General Obligations - 2.1%
$280	Puerto Rico, (MBIA), Variable Rate, 11.375%, 7/1/20(1)(6)	$440,210
995	Smithville Township, Brunswick County, (MBIA), 5.00%, 6/1/24	1,079,147
		$1,519,357
Insured-Hospital - 7.3%
$1,200	North Carolina Medical Care Commission, (Betsy Johnson), (FSA), 5.375%, 10/1/24	$1,341,060
2,000	North Carolina Medical Care Commission, (Cleveland County Healthcare), (AMBAC), 5.00%, 7/1/35	2,112,420

See notes to financial statements

Eaton Vance North Carolina Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Hospital (continued)
$935	North Carolina Medical Care Commission, (Memorial Mission Hospital), (FSA), 0.00%, 10/1/06	$905,996
1,500	North Carolina Medical Care Commission, (Wilson Memorial Hospital), (AMBAC), 0.00%, 11/1/15	1,003,815
		$5,363,291
Insured-Lease Revenue / Certificates of Participation - 0.8%
$420	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(1)(6)	$611,999
		$611,999
Insured-Transportation - 5.4%
$500	Charlotte Airport, (MBIA), (AMT), 5.25%, 7/1/21	$540,105
1,000	Puerto Rico Highway and Transportation Authority, (MBIA), 5.50%, 7/1/36	1,144,980
1,000	Puerto Rico Highway and Transportation Authority, (MBIA), Variable Rate, 10.862%, 7/1/36(1)(6)	1,244,490
1,000	Raleigh Durham, Airport Authority, (FGIC), 5.00%, 11/1/31	1,047,520
		$3,977,095
Insured-Water and Sewer - 2.9%
$500	Brunswick County, (FSA), Enterprise System Water and Sewer Revenue, 5.25%, 4/1/26	$549,010
1,500	Kannapolis, Water and Sewer, (FSA), (AMT), 5.25%, 2/1/26	1,597,920
		$2,146,930
Lease Revenue / Certificates of Participation - 3.6%
$1,000	Charlotte, (Government Facilities), 5.00%, 6/1/28	$1,056,120
1,500	Charlotte, (Government Facilities), 5.00%, 6/1/33	1,577,070
		$2,633,190
Other Revenue - 1.8%
$1,000	Puerto Rico Infrastructure Financing Authority, Variable Rate, 11.448%, 10/1/34(1)(6)	$1,310,370
		$1,310,370
Senior Living / Life Care - 0.3%
$250	North Carolina Medical Care Commission, (United Methodist), 5.25%, 10/1/24(7)	$254,140
		$254,140

Principal Amount (000's omitted)	Security	Value
Transportation - 0.7%
$500	Puerto Rico Highway and Transportation Authority, 5.125%, 7/1/43	$530,550
		$530,550
Water and Sewer - 6.8%
$1,700	Charlotte, Storm Water, 5.00%, 6/1/25	$1,831,019
2,975	Charlotte, Water and Sewer, 5.125%, 6/1/26	3,176,497
		$5,007,516
Total Tax-Exempt Investments - 99.6% (identified cost $67,082,849)		$72,872,617
Other Assets, Less Liabilities - 0.4%		$295,234
Net Assets - 100.0%		$73,167,851

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 28.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.4% to 10.2% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $6,799,105 or 9.3% of the Fund's net assets.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(3)  Security (or a portion thereof) has been segregated to cover when-issued securities.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)  Defaulted bond.

(6)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(7)  When-issued security.

See notes to financial statements

Eaton Vance Oregon Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.5%
Principal Amount (000's omitted)	Security	Value
Cogeneration - 2.3%
$2,000	Western Generation Agency, (Wauna Cogeneration), (AMT), 7.40%, 1/1/16	$2,030,600
		$2,030,600
Education - 1.2%
$1,000	Oregon State Facilities Authority, (Linfield College), 5.00%, 10/1/25	$1,038,080
		$1,038,080
Electric Utilities - 2.3%
$1,000	Northern Wasco County, (Bonneville Power Administration), 5.20%, 12/1/24	$1,004,950
1,000	Port of Morrow, Pollution Control, (Portland General Electric), 5.20%, 5/1/33	1,044,760
		$2,049,710
Escrowed / Prerefunded - 3.4%
$1,250	Portland, Community College District, Prerefunded to 6/1/11, 5.00%, 6/1/21	$1,363,275
1,500	Umatilla County, Hospital Facility Authority, (Catholic Health Initiatives), Escrowed to Maturity, 5.50%, 3/1/32	1,662,285
		$3,025,560
General Obligations - 15.9%
$1,565	Oregon Board of Higher Education, 0.00%, 8/1/20	$827,243
4,425	Oregon Elderly and Disabled Housing, (AMT), 5.65%, 8/1/26	4,432,567
790	Oregon Veterans Welfare, 5.25%, 10/1/42	809,489
1,880	Oregon Veterans Welfare, 5.50%, 12/1/42	1,949,259
510	Oregon Veterans Welfare, 5.90%, 10/1/17	511,357
3,440	Portland, (Headwater Apartments), 5.00%, 4/1/25	3,669,138
500	Puerto Rico, 0.00%, 7/1/17	308,235
1,500	Puerto Rico, 5.00%, 7/1/25	1,593,405
		$14,100,693
Hospital - 2.5%
$2,105	Hood River County, Health Facilities Authority, Elderly Housing, (Down Manor), 6.50%, 1/1/17	$2,188,169
		$2,188,169

Principal Amount (000's omitted) Security		Value
Housing - 18.5%
$940	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	$851,095
750	Oregon Housing and Community Services Department, MFMR, (AMT), 5.70%, 7/1/29	774,622
1,500	Oregon Housing and Community Services Department, MFMR, (AMT), 6.20%, 7/1/28	1,545,840
2,500	Oregon Housing and Community Services Department, MFMR, (FHA), (AMT), 5.00%, 7/1/47	2,524,900
970	Oregon Housing and Community Services Department, SFMR, (AMT), 6.20%, 7/1/27	999,798
645	Oregon Housing and Community Services Department, SFMR, (AMT), 6.40%, 7/1/26	658,655
665	Oregon Housing and Community Services Department, SFMR, (AMT), 6.45%, 7/1/26	679,098
3,710	Portland Housing Authority, MFMR, (Berry Ridge), (AMT), 6.30%, 5/1/29	3,799,559
2,875	Portland Housing Authority, MFMR, (Cherry Blossom), (AMT), 6.20%, 12/20/36	3,003,599
1,500	Washington County Housing Authority, MFMR, (Bethany Meadows), (AMT), 5.85%, 9/1/27	1,549,935
		$16,387,101
Industrial Development Revenue - 7.6%
$590	Oregon EDA, (Georgia-Pacific), (AMT), 5.70%, 12/1/25	$593,475
3,500	Port of Astoria, PCR, (James River Corp.), 6.55%, 2/1/15	3,504,655
505	Port of Portland, (North Portland Crown Zellerbach Corp.), 6.125%, 5/15/08	506,980
2,250	Port of Portland, Special Obligation Revenue Bonds, (Delta Airlines, Inc.), (AMT), 6.20%, 9/1/22	427,500
1,250	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	983,800
920	Puerto Rico Port Authority, (American Airlines), (AMT), 6.30%, 6/1/23	740,361
		$6,756,771
Insured-Education - 4.6%
$4,850	Oregon Health Science University, (MBIA), 0.00%, 7/1/21	$2,465,158
1,500	Oregon Health Science University, (MBIA), 5.00%, 7/1/32	1,584,195
		$4,049,353
Insured-Electric Utilities - 3.4%
$750	Emerald People's Utility District, (FSA), 5.25%, 11/1/22	$825,420
1,000	Eugene, Electric Utility, (FSA), 5.25%, 8/1/22	1,083,870
1,000	Puerto Rico Electric Power Authority, (FSA), 5.125%, 7/1/26	1,080,360
		$2,989,650

See notes to financial statements

Eaton Vance Oregon Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted) Security		Value
Insured-Escrowed / Prerefunded - 7.5%
$2,000	Clackamas County, School District No. 007J, (Lake Oswego), (MBIA), Prerefunded to 6/1/11, 5.00%, 6/1/26(1)	$2,181,240
1,400	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 10.286%, 7/1/28(2)(3)	1,638,182
1,300	Puerto Rico, (FGIC), Prerefunded to 7/1/12, Variable Rate, 9.868%, 7/1/32(2)(3)	1,696,201
950	Umatilla County, School District No. 008R, Prerefunded to 6/15/09, (MBIA), Variable Rate, 7.72%, 6/15/19(2)(4)	1,092,927
		$6,608,550
Insured-General Obligations - 12.1%
$1,000	Columbia, School District No. 502, (FGIC), 0.00%, 6/1/17	$618,580
1,000	Deschutes and Jefferson County, School District No. 2J, (FGIC), 0.00%, 6/15/18	585,480
200	Jefferson County, School District No. 509J, (FGIC), 5.00%, 6/15/22	215,098
500	Jefferson County, School District No. 509J, (FGIC), 5.25%, 6/15/19	549,745
2,000	Linn County, School District No. 9, (Lebanon), (FGIC), 5.50%, 6/15/27	2,425,200
1,000	Linn County, School District No. 9, (Lebanon), (FGIC), Variable Rate, 14.17%, 6/15/30(2)(3)	1,869,720
1,470	Marion County, (AMBAC), 5.50%, 6/1/23	1,763,897
200	Puerto Rico, (MBIA), Variable Rate, 11.375%, 7/1/20(2)(3)	314,436
2,000	Washington County, School District No. 15, (Forest Grove), (FSA), 5.50%, 6/15/21	2,381,020
		$10,723,176
Insured-Hospital - 0.6%
$500	Oregon Health, Housing, Educational and Cultural Facilities Authority, (Peace Health), (AMBAC), 5.00%, 11/15/32	$524,330
		$524,330
Insured-Lease Revenue / Certificates of Participation - 2.3%
$1,500	Oregon Department of Administration Services, (MBIA), 5.25%, 11/1/20	$1,631,550
300	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(2)(3)	437,142
		$2,068,692

Principal Amount (000's omitted) Security		Value
Insured-Special Tax Revenue - 1.1%
$830	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	$306,702
450	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	106,654
3,750	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/45	599,287
		$1,012,643
Insured-Transportation - 0.9%
$700	Puerto Rico Highway and Transportation Authority, (FSA), Variable Rate, 9.875%, 7/1/32(2)(3)	$817,299
		$817,299
Insured-Water and Sewer - 4.0%
$1,575	Albany, Water Revenue, (FGIC), 5.125%, 8/1/26	$1,696,165
1,000	Portland, Sewer System, (FSA), 5.00%, 6/1/23	1,071,180
750	Washington County, Clean Water Services, (Senior Lien), (FGIC), 5.00%, 10/1/21	805,193
		$3,572,538
Other Revenue - 0.5%
$300	Puerto Rico Infrastructure Financing Authority, Variable Rate, 19.305%, 10/1/32(2)(3)	$455,184
		$455,184
Senior Living / Life Care - 2.1%
$1,750	Clackamas County, Hospital Facility Authority, (Homewoods), 5.15%, 10/20/37	$1,839,513
		$1,839,513
Special Tax Revenue - 3.9%
$2,475	Portland Limited Tax General Obligation, 0.00%, 6/1/22	$1,193,915
2,000	Tri-County Metropolitan Transportation District, Variable Rate, 7.33%, 8/1/19(2)(4)	2,278,940
		$3,472,855

See notes to financial statements

Eaton Vance Oregon Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted) Security		Value
Transportation - 2.8%
$2,000	Oregon Department of Transportation, (Highway User Tax), 5.125%, 11/15/26	$2,141,860
300	Puerto Rico Highway and Transportation Authority, 5.125%, 7/1/43	318,330
		$2,460,190
Total Tax-Exempt Investments - 99.5% (identified cost $83,845,369)		$88,170,657
Other Assets, Less Liabilities - 0.5%		$432,013
Net Assets - 100.0%		$88,602,670

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 36.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 5.4% to 12.5% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $10,600,031 or 12.0% of the Fund's net assets.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(4)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

See notes to financial statements

Eaton Vance South Carolina Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.0%
Principal Amount (000's omitted)	Security	Value
Electric Utilities - 1.2%
$750	Puerto Rico Electric Power Authority, 5.25%, 7/1/31	$806,122
		$806,122
Escrowed / Prerefunded - 2.8%
$695	Kershaw County, School District, Prerefunded to 2/1/10, 5.00%, 2/1/18	$739,786
1,000	Medical University Hospital Authority, Prerefunded to 8/15/12, 6.50%, 8/15/32	1,191,250
		$1,931,036
General Obligations - 9.2%
$1,500	Charleston County, School District, 5.00%, 2/1/25	$1,599,840
1,000	Puerto Rico, Variable Rate, 8.307%, 7/1/29(1)(2)	1,350,570
1,085	Richland County, General Obligation, Sewer System, (Broad River), 5.125%, 3/1/29	1,157,695
385	South Carolina, 3.00%, 8/1/22	333,472
2,360	South Carolina, 3.25%, 8/1/30	1,925,288
		$6,366,865
Hospital - 4.4%
$1,000	Lexington County, (Health Services District, Inc.), 5.50%, 11/1/32	$1,063,080
250	South Carolina Jobs Economic Development Authority, (Bon Secours Health System, Inc.), 5.625%, 11/15/30	267,682
1,500	South Carolina Jobs Economic Development Authority, (Palmetto Health), 6.375%, 8/1/34	1,678,305
		$3,009,067
Housing - 2.8%
$1,280	South Carolina Housing Finance Authority, MFMR, (Runaway Bay Apartments), 6.20%, 12/1/20	$1,310,118
600	South Carolina Housing Finance Authority, SFMR, 6.45%, 7/1/17	606,648
		$1,916,766
Industrial Development Revenue - 7.2%
$1,400	Darlington County, (Sonoco Products), (AMT), 6.00%, 4/1/26	$1,440,278
135	Florence County, (Stone Container), 7.375%, 2/1/07	135,516
400	Puerto Rico Port Authority, (American Airlines), (AMT), 6.25%, 6/1/26	314,816

Principal Amount (000's omitted) Security		Value
Industrial Development Revenue (continued)
$1,400	Richland County, Environmental Improvement, (International Paper Co.), (AMT), 6.10%, 4/1/23	$1,517,292
1,500	Spartanburg County, Solid Waste, (Bavarian Motor Works Corp.), (AMT), 7.55%, 11/1/24	1,553,400
		$4,961,302
Insured-Education - 8.4%
$500	Citadel Military College, (AMBAC), 4.50%, 4/1/23	$517,910
125	Citadel Military College, (AMBAC), 4.50%, 4/1/24	128,976
715	Citadel Military College, (AMBAC), 4.50%, 4/1/25	736,028
1,000	College of Charleston, Academic and Administrative Facilities, (XLCA), 5.125%, 4/1/30	1,063,010
1,250	College of Charleston, Academic and Administrative Facilities, (XLCA), 5.375%, 4/1/25	1,381,912
500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental, Residual Certificates, (MBIA), Variable Rate, 10.855%, 7/1/33(1)(3)	589,595
1,345	University of South Carolina, (AMBAC), 4.75%, 5/1/27	1,391,645
		$5,809,076
Insured-Electric Utilities - 10.3%
$7,500	Piedmont Municipal Power Agency, (AMBAC), 0.00%, 1/1/29	$2,571,825
4,205	Piedmont Municipal Power Agency, (AMBAC), 0.00%, 1/1/32	1,237,279
2,365	Piedmont Municipal Power Agency, (FGIC), 0.00%, 1/1/23	1,088,728
750	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 8.39%, 7/1/29(1)(2)	878,400
250	South Carolina Public Service Authority, (AMBAC), 4.75%, 1/1/32	255,647
1,000	South Carolina Public Service Authority, (FSA), 5.125%, 1/1/21	1,100,080
		$7,131,959
Insured-Escrowed / Prerefunded - 1.1%
$260	Puerto Rico Infrastructure Financing Authority, (AMBAC), Prerefunded to 1/1/08, Variable Rate, 10.286%, 7/1/28(1)(3)	$304,234
330	Puerto Rico, (FGIC), Prerefunded to 7/1/12, Variable Rate, 9.868%, 7/1/32(1)(3)	430,574
		$734,808

See notes to financial statements

Eaton Vance South Carolina Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted) Security		Value
Insured-General Obligations - 3.3%
$1,300	Berkeley County, (FSA), 2.00%, 9/1/25	$912,067
1,000	Lancaster County, School District, (FSA), 4.75%, 3/1/18	1,051,000
200	Puerto Rico, (MBIA), Variable Rate, 11.375%, 7/1/20(1)(3)	314,436
		$2,277,503
Insured-Hospital - 3.0%
$1,000	Florence County, (McLeod Regional Medical Center), (FSA), 5.25%, 11/1/34	$1,080,100
1,000	South Carolina Jobs Economic Development Authority, (Oconee Memorial Hospital), (Connie Lee), 6.15%, 3/1/25	1,022,370
		$2,102,470
Insured-Lease Revenue / Certificates of Participation - 0.9%
$415	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(1)(3)	$604,713
		$604,713
Insured-Pooled Loans - 2.9%
$1,660	Puerto Rico Municipal Finance Agency, (FSA), Variable Rate, 9.875%, 8/1/27(1)(3)	$1,975,168
		$1,975,168
Insured-Special Tax Revenue - 5.3%
$1,000	Myrtle Beach, (Hospitality Fee), (FGIC), 5.375%, 6/1/24	$1,109,570
165	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	60,971
450	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	106,654
5,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/44	837,650
5,200	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	957,164
3,750	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/45	599,288
		$3,671,297
Insured-Transportation - 2.5%
$330	Puerto Rico Highway and Transportation Authority, (FSA), Variable Rate, 9.875%, 7/1/32(1)(3)	$385,298
1,250	South Carolina Transportation Infrastructure, (AMBAC), 5.25%, 10/1/31	1,356,050
		$1,741,348

Principal Amount (000's omitted) Security		Value
Insured-Utilities - 8.4%
$2,000	Greer, Combined Utility System, (AMBAC), 5.50%, 9/1/32(4)	$2,434,120
1,000	Greer, Combined Utility System, (AMBAC), 5.50%, 9/1/27	1,209,500
2,000	South Carolina Jobs Economic Development Authority, (South Carolina Electric and Gas Co.), (AMBAC), 5.20%, 11/1/27	2,174,640
		$5,818,260
Insured-Water and Sewer - 19.6%
$750	Beaufort-Jasper, Water and Sewer Authority, (FSA), 5.00%, 3/1/26	$790,140
1,000	Berkeley County, (FSA), 4.375%, 6/1/30	999,940
1,000	Berkeley County, (FSA), 4.75%, 6/1/29	1,036,680
1,000	Dorchester County, Water and Sewer System, (MBIA), 5.00%, 10/1/28	1,061,710
1,000	Easley, (FSA), 5.00%, 12/1/27	1,056,860
2,000	Easley, (FSA), 5.00%, 12/1/34	2,139,780
1,500	Grand Strand, Water and Sewer Authority, (FSA), 5.00%, 6/1/26	1,582,875
3,230	Spartanburg, Sanitary Sewer District, (MBIA), 4.50%, 3/1/30	3,261,105
500	Spartanburg, Sanitary Sewer District, (MBIA), 5.00%, 3/1/26	525,370
1,000	Spartanburg, Sewer System, (MBIA), 5.25%, 3/1/30	1,088,200
		$13,542,660
Other Revenue - 4.2%
$550	Puerto Rico Infrastructure Financing Authority, Variable Rate, 11.449%, 10/1/32(1)(3)	$720,704
2,000	Tobacco Settlement Management Authority, 6.375%, 5/15/28	2,158,720
		$2,879,424
Pooled Loans - 1.5%
$1,000	South Carolina Education Authority, Student Loan, (AMT), 6.30%, 9/1/08	$1,001,780
		$1,001,780
Total Tax-Exempt Investments - 99.0% (identified cost $62,710,778)		$68,281,624
Other Assets, Less Liabilities - 1.0%		$710,039
Net Assets - 100.0%		$68,991,663

See notes to financial statements

Eaton Vance South Carolina Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 66.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.5% to 23.3% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $7,553,692 or 10.9% of the Fund's net assets.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Tennessee Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.9%
Principal Amount (000's omitted)	Security	Value
Education - 3.0%
$1,500	Metropolitan Government of Nashville and Davidson County, (Vanderbilt University), 5.00%, 10/1/28	$1,549,485
		$1,549,485
Electric Utilities - 3.0%
$1,000	Metropolitan Government of Nashville and Davidson County, Electric Revenue, 5.125%, 5/15/26	$1,055,670
500	Puerto Rico Electric Power Authority, 5.125%, 7/1/29	537,655
		$1,593,325
Escrowed / Prerefunded - 1.5%
$750	Metropolitan Government of Nashville and Davidson County, (Charity Obligated Group), Prerefunded to 5/1/10, 5.125%, 11/1/27	$807,082
		$807,082
Hospital - 4.6%
$500	Knox County, HEFA, (East Tennessee Hospital), 5.75%, 7/1/33	$537,595
1,000	Montgomery County, (Clarksville Regional Health System), 5.375%, 1/1/28	1,014,760
750	Sullivan County, Health Education and Facility Board, (Wellmont Health System), 6.25%, 9/1/22	833,797
		$2,386,152
Housing - 0.9%
$455	Tennessee Housing Development Agency, (AMT), 5.375%, 7/1/23	$467,399
		$467,399
Industrial Development Revenue - 4.4%
$750	Chattanooga, (E.I. du Pont de Nemours), 6.35%, 7/1/22	$766,575
500	Hardeman County, (Correctional Facilities Corp.), 7.75%, 8/1/17	521,000
500	Humphreys County, (E.I. du Pont de Nemours), (AMT), 6.70%, 5/1/24	513,765
500	McMinn County, (Calhoun Newsprint - Bowater), (AMT), 7.40%, 12/1/22	507,000
		$2,308,340

Principal Amount (000's omitted) Security		Value
Insured-Cogeneration - 2.0%
$1,000	Metropolitan Government of Nashville and Davidson County, (AMBAC), 5.00%, 10/1/33	$1,050,730
		$1,050,730
Insured-Education - 4.8%
$1,000	Metropolitan Government of Nashville and Davidson County, (Meharry Medical College), (AMBAC), 5.00%, 12/1/24	$1,031,630
1,230	Metropolitan Government of Nashville and Davidson County, (Meharry Medical College), (AMBAC), 6.00%, 12/1/19	1,489,911
		$2,521,541
Insured-Electric Utilities - 17.8%
$650	Bristol, Electric Revenue, (AMBAC), 4.75%, 9/1/24	$681,382
1,000	Lawrenceburg, Electric, (MBIA), 6.625%, 7/1/18	1,267,780
1,750	Madison County Suburban Utility District, (MBIA), 5.00%, 2/1/19	1,822,450
400	Memphis, Electric System, (MBIA), Variable Rate, 11.998%, 12/1/17(1)(2)	537,744
1,000	Metropolitan Government of Nashville and Davidson County, Electric Revenue, (AMBAC), 5.00%, 5/15/29	1,065,650
2,000	Metropolitan Government of Nashville and Davidson County, Electric Revenue, (MBIA), 0.00%, 5/15/17	1,232,880
1,000	Pleasant View Utility District, (MBIA), 5.00%, 9/1/32	1,058,620
955	Puerto Rico Electric Power Authority, (FSA), 5.125%, 7/1/26	1,031,744
250	Puerto Rico Electric Power Authority, (MBIA), 5.00%, 7/1/32	265,705
250	Puerto Rico Electric Power Authority, (MBIA), Variable Rate, 12.295%, 7/1/16(1)(2)	375,030
		$9,338,985
Insured-Escrowed / Prerefunded - 11.5%
$250	Chattanooga, (Memorial Hospital), (MBIA), Escrowed to Maturity, 6.625%, 9/1/09	$282,862
500	Greene County, (FGIC), Prerefunded to 6/1/11, 5.00%, 6/1/26	542,310
1,500	Johnson City, Health and Educational Facilities Board, (Johnson City Medical Center), (MBIA), Prerefunded to 7/1/23, 5.125%, 7/1/25	1,582,200
300	Puerto Rico Highway and Transportation Authority, (MBIA), Prerefunded to 7/1/08, Variable Rate, 11.366%, 7/1/26(1)(2)	333,450

See notes to financial statements

Eaton Vance Tennessee Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted) Security		Value
Insured-Escrowed / Prerefunded (continued)
$500	Puerto Rico Public Finance Corp., (AMBAC), Prerefunded to 6/1/08, Variable Rate, 7.38%, 6/1/26(1)(3)	$559,185
1,000	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32	1,101,590
1,500	Shelby County, (Lebonheur Children's Hospital), (MBIA), Escrowed to Maturity, 5.50%, 8/15/12	1,642,755
		$6,044,352
Insured-General Obligations - 13.7%
$1,425	Franklin, Special School District, (FSA), 0.00%, 6/1/19	$799,254
2,500	Franklin, Special School District, (FSA), 0.00%, 6/1/20	1,334,775
650	Grainger County, (AMBAC), 4.50%, 5/1/30	658,359
500	Lawrenceburg, Public Building Authority, (Electric System-Public Works), (AMBAC), 5.00%, 7/1/26	569,815
1,000	Lawrenceburg, Public Building Authority, (Electric System-Public Works), (FSA), 5.00%, 7/1/26	1,047,010
500	Lincoln County, (FGIC), 5.25%, 4/1/21	580,485
700	Puerto Rico, (FSA), Variable Rate, 10.70%, 7/1/27(1)(2)	869,848
250	Putnam County, (FGIC), 5.25%, 4/1/20	288,318
1,000	Rutherford County, (MBIA), 4.50%, 4/1/30	1,012,790
		$7,160,654
Insured-Hospital - 4.1%
$500	Bristol, (Bristol Memorial Hospital), (FGIC), 6.75%, 9/1/10	$567,495
1,500	Knox County, HEFA, (Covenant Health), (FSA), 5.00%, 1/1/26	1,580,790
		$2,148,285
Insured-Lease Revenue / Certificates of Participation - 0.9%
$340	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(1)(2)	$495,428
		$495,428
Insured-Pooled Loans - 2.0%
$1,000	Puerto Rico Municipal Finance Agency, (FSA), 5.00%, 8/1/27	$1,063,290
		$1,063,290

Principal Amount (000's omitted) Security		Value
Insured-Special Tax Revenue - 3.6%
$1,285	Memphis-Shelby County Sports Authority, Inc., (Memphis Arena), (AMBAC), 5.125%, 11/1/29	$1,366,739
1,750	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/33	501,078
		$1,867,817
Insured-Transportation - 5.2%
$1,500	Memphis-Shelby County Airport Authority, (MBIA), (AMT), 6.00%, 3/1/24	$1,646,355
1,000	Memphis-Shelby County Airport Authority, (MBIA), (AMT), 6.50%, 2/15/09	1,095,290
		$2,741,645
Insured-Water and Sewer - 16.9%
$1,000	Clarksville, Water, Sewer and Gas, (FSA), 5.25%, 2/1/18	$1,139,780
1,500	Davidson and Williamson Counties, Harpeth Valley Utilities District, (MBIA), 5.00%, 9/1/34	1,595,520
1,000	Hallsdale-Powell Utility District, Water and Sewer, (Knox County), (FGIC), 5.00%, 4/1/34	1,055,120
750	Knoxville, Waste Water System, (MBIA), 4.75%, 4/1/32	773,580
1,000	Metropolitan Government of Nashville and Davidson County, Water System, (FGIC), 5.20%, 1/1/13	1,114,200
2,000	West Wilson Utility District, Waterworks, (MBIA), 5.00%, 6/1/34(4)	2,116,780
1,000	White House Utility District, Water and Wastewater, (Robertson and Sumner Counties), (FSA), 5.00%, 1/1/32	1,048,850
		$8,843,830
Total Tax-Exempt Investments - 99.9% (identified cost $48,053,509)		$52,388,340
Other Assets, Less Liabilities - 0.1%		$46,065
Net Assets - 100.0%		$52,434,405

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

See notes to financial statements

Eaton Vance Tennessee Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 82.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 11.0% to 35.6% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $3,170,685 or 6.0% of the Fund's net assets.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(3)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Virginia Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments - 99.3%
Principal Amount (000's omitted)	Security	Value
Education - 5.6%
$1,000	Alexandria IDA, (Episcopal High School), 4.50%, 1/1/35	$1,006,010
1,500	University of Virginia, 5.00%, 6/1/37	1,607,130
3,320	Virginia College Building Authority, 4.75%, 9/1/35	3,419,268
		$6,032,408
Electric Utilities - 1.1%
$1,000	Puerto Rico Electric Power Authority, Variable Rate, 7.70%, 7/1/29(1)(2)	$1,150,650
		$1,150,650
Escrowed / Prerefunded - 1.8%
$1,750	Virginia Resource Authority, Clean Water, (Revolving Fund), Prerefunded to 10/1/10, 5.625%, 10/1/22	$1,950,620
		$1,950,620
General Obligations - 3.4%
$1,390	Peninsula Airport Commission, (City Guaranteed), (AMT), 5.50%, 7/15/21	$1,515,156
2,000	Virginia Public School Authority, 5.00%, 8/1/21	2,169,500
		$3,684,656
Hospital - 8.7%
$2,250	Albemarle County IDA, (Martha Jefferson Hospital), 5.25%, 10/1/35	$2,343,825
1,500	Fairfax County IDA, (Inova Health System), 5.00%, 8/15/14	1,649,280
2,000	Fairfax County IDA, (Inova Health System), 5.00%, 8/15/15	2,194,760
1,670	Fairfax County IDA, (Inova Health System), Variable Rate, 9.761%, 8/15/23(1)(3)	2,168,428
1,000	Prince William County IDA, (Potomac Hospital Corp.), 5.35%, 10/1/36	1,065,330
		$9,421,623
Housing - 3.0%
$1,000	Alexandria Redevelopment and Housing Authority, MFMR, (Buckingham Village Apartments), (AMT), 5.45%, 7/1/18	$1,023,400
2,120	Multifamily Housing Bond Pass Through Certificates of Beneficial Owners, (Prince William County), (AMT), 6.00%, 11/1/33	2,205,224
		$3,228,624

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue - 3.4%
$1,250	James City County IDA, (Anheuser Busch), (AMT), 6.00%, 4/1/32	$1,295,187
2,270	Norfolk Airport Authority, (AMT), 6.25%, 1/1/30	2,376,281
		$3,671,468
Insured-Education - 10.1%
$3,000	Virginia College Building Authority, (Regent University), (MBIA), 5.125%, 10/1/31	$3,162,150
6,655	Virginia College Building Authority, (Washington and Lee University), (MBIA), 5.25%, 1/1/31	7,824,483
		$10,986,633
Insured-Electric Utilities - 3.4%
$165	Puerto Rico Electric Power Authority, (FSA), Variable Rate, 10.452%, 7/1/29(1)(3)	$207,372
700	Puerto Rico Electric Power Authority, (MBIA), Variable Rate, 12.295%, 7/1/16(1)(3)	1,050,084
1,000	Puerto Rico Electric Power Authority, (XLCA), 5.375%, 7/1/18	1,159,290
1,000	Puerto Rico Electric Power Authority, RITES, (FSA), Variable Rate, 10.656%, 7/1/29(1)(3)	1,256,800
		$3,673,546
Insured-General Obligations - 2.8%
$1,170	Fairfax, (MBIA), 4.50%, 1/15/36	$1,190,920
1,000	Puerto Rico, (FSA), Variable Rate, 10.70%, 7/1/27(1)(3)	1,242,640
400	Puerto Rico, (MBIA), Variable Rate, 11.375%, 7/1/20(1)(3)	628,872
		$3,062,432
Insured-Hospital - 6.9%
$1,500	Henrico County, (Bon Secours Health Systems), (MBIA), 6.25%, 8/15/20	$1,876,110
5,000	Virginia Beach, (Virginia Beach Memorial Hospital), (AMBAC), 5.125%, 2/15/18	5,576,100
		$7,452,210
Insured-Housing - 1.2%
$1,190	Virginia HDA, (MBIA), Variable Rate, 11.091%, 7/1/36(1)(3)	$1,328,076
		$1,328,076

See notes to financial statements

Eaton Vance Virginia Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Lease Revenue / Certificates of Participation - 4.2%
$2,500	Front Royal and Warren County IDA, (FSA), 5.00%, 4/1/29	$2,654,825
900	Powhatan County, EDA Lease Revenue, (AMBAC), 5.25%, 7/15/33	984,960
600	Puerto Rico Public Finance Corp., (AMBAC), Variable Rate, 10.074%, 6/1/24(1)(3)	874,284
		$4,514,069
Insured-Special Tax Revenue - 2.9%
$1,000	Greater Richmond Convention Center Authority, Hotel Tax Revenue, (MBIA), 4.50%, 6/15/32	$1,006,000
1,800	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/28	665,136
960	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/37	227,530
7,000	Puerto Rico Infrastructure Financing Authority, (FGIC), 0.00%, 7/1/42	1,288,490
		$3,187,156
Insured-Transportation - 16.2%
$5,000	Chesapeake Bay Bridge and Tunnel Commission District, (General Resolution), (MBIA), 5.50%, 7/1/25	$6,039,150
1,000	Metro Washington, DC, Authority Airport System, (FGIC), (AMT), 5.00%, 10/1/33	1,040,750
1,000	Metro Washington, DC, Authority Airport System, (FGIC), (AMT), 5.25%, 10/1/32	1,054,950
3,255	Metro Washington, DC, Authority Airport System, (MBIA), (AMT), 5.50%, 10/1/27	3,567,643
1,000	Norfolk Airport Authority, (FGIC), 5.125%, 7/1/31	1,049,470
250	Puerto Rico Highway and Transportation Authority, (MBIA), Variable Rate, 10.862%, 7/1/36(1)(3)	311,122
3,900	Richmond, Metropolitan Authority Expressway, (FGIC), 5.25%, 7/15/22	4,538,313
		$17,601,398
Insured-Utilities - 1.0%
$1,000	Richmond, Public Utilities, (FSA), 5.00%, 1/15/27	$1,053,130
		$1,053,130
Insured-Water and Sewer - 5.6%
$1,000	Henry County, Public Service Authority, Water and Sewer, (FSA), 5.50%, 11/15/19	$1,176,180
1,000	Spotsylvania County, Water and Sewer, (FSA), 4.75%, 6/1/32	1,019,840
1,000	Upper Occoquan Sewage Authority, (MBIA), 5.15%, 7/1/20	1,140,340

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer (continued)
$2,500	Virginia Resource Authority, (MBIA), 5.50%, 5/1/26	$2,755,050
		$6,091,410
Other Revenue - 4.4%
$7,000	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$451,080
6,000	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	206,040
1,250	Prince William County IDA, (Catholic Diocese Arlington), 5.50%, 10/1/33	1,326,512
1,300	Puerto Rico Infrastructure Financing Authority, Variable Rate, 11.448%, 10/1/34(1)(3)	1,703,481
1,000	Tobacco Settlement Financing Corp., Variable Rate, 10.346%, 6/1/37(1)(3)(4)	1,118,380
		$4,805,493
Special Tax Revenue - 0.7%
$700	Heritage Hunt Community Development Authority, 6.85%, 3/1/19	$728,917
		$728,917
Water and Sewer - 12.9%
$4,250	Fairfax County Water Authority, 5.00%, 4/1/21(5)	$4,826,640
2,795	Fairfax County Water Authority, 5.25%, 4/1/27	3,290,973
5,775	Prince William County Service Authority, Water and Sewer, 4.50%, 7/1/35	5,822,702
		$13,940,315
Total Tax-Exempt Investments - 99.3% (identified cost $96,511,404)		$107,564,834
Other Assets, Less Liabilities - 0.7%		$739,204
Net Assets - 100.0%		$108,304,038

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to

See notes to financial statements

Eaton Vance Virginia Municipals Fund as of August 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 2005, 54.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 29.6% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, the aggregate value of the securities is $13,040,189 or 12.0% of the Fund's net assets.

(2)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at August 31, 2005.

(4)  Security is subject to a shortfall and forbearance agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security.

(5)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of August 31, 2005

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
Assets
Investments -
Identified cost	$55,573,007	$43,222,057	$52,686,815	$56,651,535
Unrealized appreciation	4,558,919	2,896,174	4,446,719	6,037,745
Investments, at value	$60,131,926	$46,118,231	$57,133,534	$62,689,280
Cash	$-	$578,195	$21,825	$463,928
Receivable for investments sold	-	-	-	95,000
Receivable for Fund shares sold	24,202	5,023	19,260	-
Interest receivable	682,308	598,845	705,667	720,339
Total assets	$60,838,436	$47,300,294	$57,880,286	$63,968,547
Liabilities
Payable for Fund shares redeemed	$29,703	$121,168	$33,267	$35,156
Payable for daily variation margin on open financial futures contracts	54,102	92,812	69,437	70,335
Payable to Transfer Agent	-	-	-	231
Demand note payable	600,000	-	-	-
Dividends payable	99,829	76,590	98,624	92,241
Payable for when-issued securities	-	2,001,208	-	-
Due to custodian	16,002	-	-	-
Payable to affiliate for investment advisory fees	14,978	9,600	14,571	16,576
Payable to affiliate for distribution and service fees	31,484	20,932	29,002	30,023
Accrued expenses	47,203	40,286	49,165	48,331
Total liabilities	$893,301	$2,362,596	$294,066	$292,893
Net Assets	$59,945,135	$44,937,698	$57,586,220	$63,675,654
Sources of Net Assets
Paid-in capital	$57,001,928	$44,076,998	$54,906,547	$62,104,532
Accumulated net realized loss (computed on the basis of identified cost)	(1,426,414)	(1,815,928)	(1,699,213)	(4,253,803)
Accumulated undistributed (distributions in excess of) net investment income	(99,829)	(76,590)	2,034	(92,241)
Net unrealized appreciation (computed on the basis of identified cost)	4,469,450	2,753,218	4,376,852	5,917,166
Total	$59,945,135	$44,937,698	$57,586,220	$63,675,654
Class A Shares
Net Assets	$42,389,537	$36,013,705	$42,510,733	$50,370,853
Shares Outstanding	4,287,292	3,647,074	4,471,516	5,405,373
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.89	$9.87	$9.51	$9.32
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$10.38	$10.36	$9.98	$9.78
Class B Shares
Net Assets	$17,555,598	$8,923,993	$15,075,487	$13,304,801
Shares Outstanding	1,615,700	841,272	1,484,698	1,323,241
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.87	$10.61	$10.15	$10.05

On sales of $25,000 or more, the offering price of Class A shares is reduced.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of August 31, 2005

	Louisiana Fund	Maryland Fund	Missouri Fund	North Carolina Fund
Assets
Investments -
Identified cost	$27,654,445	$63,498,499	$61,854,385	$67,082,849
Unrealized appreciation	2,402,603	1,847,501	6,279,664	5,789,768
Investments, at value	$30,057,048	$65,346,000	$68,134,049	$72,872,617
Cash	$529,199	$554	$360,333	$-
Receivable for investments sold	-	-	20,000	428,722
Receivable for Fund shares sold	59,623	71,242	27,515	438
Interest receivable	378,309	687,280	744,861	757,920
Total assets	$31,024,179	$66,105,076	$69,286,758	$74,059,697
Liabilities
Payable for investments purchased	$188,701	$-	$-	$-
Payable for Fund shares redeemed	49,377	236,491	66,359	88,922
Payable for daily variation margin on open financial futures contracts	55,000	101,750	69,437	171,875
Demand note payable	-	-	-	100,000
Dividends payable	63,280	85,174	101,158	116,851
Payable for when-issued securities	-	-	-	248,125
Due to custodian	-	-	-	53,794
Payable to affiliate for investment advisory fees	5,184	17,620	18,086	20,628
Payable to affiliate for distribution and service fees	15,450	35,167	30,966	34,739
Accrued expenses	44,544	54,430	52,691	56,912
Total liabilities	$421,536	$530,632	$338,697	$891,846
Net Assets	$30,602,643	$65,574,444	$68,948,061	$73,167,851
Sources of Net Assets
Paid-in capital	$29,477,899	$65,490,965	$64,631,485	$69,002,306
Accumulated net realized loss (computed on the basis of identified cost)	(1,206,413)	(1,905,444)	(1,792,063)	(1,243,574)
Accumulated undistributed (distributions in excess of) net investment income	11,394	294,676	(101,158)	(115,915)
Net unrealized appreciation (computed on the basis of identified cost)	2,319,763	1,694,247	6,209,797	5,525,034
Total	$30,602,643	$65,574,444	$68,948,061	$73,167,851
Class A Shares
Net Assets	$22,317,145	$45,791,250	$55,805,972	$57,823,498
Shares Outstanding	2,240,453	4,773,407	5,482,907	6,193,158
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.96	$9.59	$10.18	$9.34
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$10.46	$10.07	$10.69	$9.81
Class B Shares
Net Assets	$8,285,498	$19,783,194	$13,142,089	$15,344,353
Shares Outstanding	787,343	1,891,137	1,168,585	1,528,218
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.52	$10.46	$11.25	$10.04

On sales of $25,000 or more, the offering price of Class A shares is reduced.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of August 31, 2005

	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund
Assets
Investments -
Identified cost	$83,845,369	$62,710,778	$48,053,509	$96,511,404
Unrealized appreciation	4,325,288	5,570,846	4,334,831	11,053,430
Investments, at value	$88,170,657	$68,281,624	$52,388,340	$107,564,834
Cash	$-	$12,925	$-	$92,679
Receivable for investments sold	40,000	67,166	25,336	-
Receivable for Fund shares sold	52,960	124,240	10,040	18,882
Interest receivable	1,074,827	916,889	612,307	1,297,094
Total assets	$89,338,444	$69,402,844	$53,036,023	$108,973,489
Liabilities
Payable for Fund shares redeemed	$81,785	$95,353	$233,344	$63,855
Payable for daily variation margin on open financial futures contracts	171,875	108,625	64,625	197,313
Demand note payable	200,000	-	100,000	100,000
Dividends payable	145,870	108,749	78,715	155,298
Due to custodian	4,265	-	39,981	-
Payable to affiliate for investment advisory fees	27,635	18,488	12,220	33,568
Payable to affiliate for distribution and service fees	44,264	34,172	24,504	55,169
Accrued expenses	60,080	45,794	48,229	64,248
Total liabilities	$735,774	$411,181	$601,618	$669,451
Net Assets	$88,602,670	$68,991,663	$52,434,405	$108,304,038
Sources of Net Assets
Paid-in capital	$87,786,353	$65,408,919	$49,653,121	$100,261,774
Accumulated net realized loss (computed on the basis of identified cost)	(3,179,591)	(1,720,681)	(1,409,808)	(2,757,903)
Accumulated undistributed (distributions in excess of) net investment income	(64,646)	(108,749)	(78,715)	43,926
Net unrealized appreciation (computed on the basis of identified cost)	4,060,554	5,412,174	4,269,807	10,756,241
Total	$88,602,670	$68,991,663	$52,434,405	$108,304,038
Class A Shares
Net Assets	$66,240,056	$50,952,760	$42,088,234	$78,847,773
Shares Outstanding	7,005,362	5,062,844	4,261,908	8,057,801
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.46	$10.06	$9.88	$9.79
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$9.93	$10.56	$10.37	$10.28
Class B Shares
Net Assets	$22,362,614	$18,038,903	$10,346,171	$29,456,265
Shares Outstanding	2,163,160	1,690,921	962,210	2,720,423
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.34	$10.67	$10.75	$10.83

On sales of $25,000 or more, the offering price of Class A shares is reduced.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 2005

	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
Investment Income
Interest	$2,792,892	$2,147,116	$2,783,833	$3,124,139
Interest allocated from Portfolio	210,941	161,303	251,424	232,007
Expenses allocated from Portfolio	(16,905)	(11,187)	(14,582)	(18,296)
Total investment income	$2,986,928	$2,297,232	$3,020,675	$3,337,850
Expenses
Investment adviser fee	$166,467	$98,311	$153,818	$184,449
Trustees fees and expenses	6,221	1,442	6,222	6,102
Distribution and service fees -
Class A	82,028	66,169	79,631	96,739
Class B	176,594	93,016	148,842	140,340
Legal and accounting services	40,766	34,407	38,849	33,027
Printing and postage	6,055	4,989	6,878	9,018
Custodian fee	51,419	40,314	49,289	50,414
Transfer and dividend disbursing agent fees	33,347	23,710	31,983	39,838
Registration fees	97	458	209	46
Miscellaneous	13,581	16,939	12,412	18,376
Total expenses	$576,575	$379,755	$528,133	$578,349
Deduct -
Reduction of custodian fee	$6,843	$5,757	$8,819	$10,117
Total expense reductions	$6,843	$5,757	$8,819	$10,117
Net expenses	$569,732	$373,998	$519,314	$568,232
Net investment income	$2,417,196	$1,923,234	$2,501,361	$2,769,618
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$317,774	$253,236	$438,220	$816,685
Investment transactions from Portfolio (identified cost basis)	-	63,495	239,384	51,803
Financial futures contracts	(1,090,414)	(834,191)	(916,580)	(1,327,752)
Interest rate swap contracts	-	(99,280)	-	-
Net realized loss	$(772,640)	$(616,740)	$(238,976)	$(459,264)
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$617,129	$360,897	$142,715	$(73,516)
Investments from Portfolio (identified cost basis)	683,785	301,844	273,871	506,378
Financial futures contracts	312,397	134,365	233,756	300,204
Financial futures contracts from Portfolio	(261,375)	(235,079)	(225,250)	(274,125)
Interest rate swap contracts	-	85,232	-	-
Interest rate swap contracts from Portfolio	-	(29,410)	-	-
Net change in unrealized appreciation (depreciation)	$1,351,936	$617,849	$425,092	$458,941
Net realized and unrealized gain (loss)	$579,296	$1,109	$186,116	$(323)
Net increase in net assets from operations	$2,996,492	$1,924,343	$2,687,477	$2,769,295

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 2005

	Louisiana Fund	Maryland Fund	Missouri Fund	North Carolina Fund
Investment Income
Interest	$1,442,943	$3,447,996	$3,152,152	$3,715,638
Interest allocated from Portfolio	102,101	266,126	214,872	281,116
Expenses allocated from Portfolio	(6,588)	(20,621)	(16,757)	(25,209)
Total investment income	$1,538,456	$3,693,501	$3,350,267	$3,971,545
Expenses
Investment adviser fee	$53,636	$207,529	$185,527	$237,515
Trustees fees and expenses	1,487	6,227	6,218	6,228
Distribution and service fees -
Class A	39,175	90,919	100,151	118,516
Class B	86,009	217,647	122,721	158,497
Legal and accounting services	31,125	44,788	41,802	36,854
Printing and postage	5,349	8,672	10,197	10,400
Custodian fee	31,891	56,927	51,385	60,509
Transfer and dividend disbursing agent fees	13,073	44,971	37,979	51,610
Registration fees	1,373	5,670	4,761	47
Miscellaneous	17,234	16,771	17,244	22,025
Total expenses	$280,352	$700,121	$577,985	$702,201
Deduct -
Reduction of custodian fee	$3,427	$7,426	$17,629	$3,550
Total expense reductions	$3,427	$7,426	$17,629	$3,550
Net expenses	$276,925	$692,695	$560,356	$698,651
Net investment income	$1,261,531	$3,000,806	$2,789,911	$3,272,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$148,302	$470,889	$176,815	$945,507
Investment transactions from Portfolio (identified cost basis)	(730)	186,140	11,411	88,943
Financial futures contracts	(523,296)	(1,520,814)	(901,954)	(1,589,389)
Interest rate swap contracts	-	-	-	(297,840)
Net realized loss	$(375,724)	$(863,785)	$(713,728)	$(852,779)
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$426,157	$1,104,173	$922,828	$(319,194)
Investments from Portfolio (identified cost basis)	339,136	417,888	492,178	745,614
Financial futures contracts	41,705	424,667	204,713	261,543
Financial futures contracts from Portfolio	(85,000)	(378,250)	(204,000)	(452,345)
Interest rate swap contracts	-	-	-	255,696
Interest rate swap contracts from Portfolio	-	-	-	(88,229)
Net change in unrealized appreciation (depreciation)	$721,998	$1,568,478	$1,415,719	$403,085
Net realized and unrealized gain (loss)	$346,274	$704,693	$701,991	$(449,694)
Net increase in net assets from operations	$1,607,805	$3,705,499	$3,491,902	$2,823,200

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 2005

	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund
Investment Income
Interest	$4,506,253	$3,006,965	$2,458,439	$5,187,398
Interest allocated from Portfolio	320,101	205,921	179,153	384,292
Expenses allocated from Portfolio	(24,379)	(14,809)	(13,112)	(32,621)
Total investment income	$4,801,975	$3,198,077	$2,624,480	$5,539,069
Expenses
Investment adviser fee	$282,085	$170,970	$133,665	$369,875
Trustees fees and expenses	6,218	6,282	6,500	8,005
Distribution and service fees -
Class A	120,577	80,817	80,386	152,918
Class B	223,012	178,570	108,235	290,548
Legal and accounting services	37,964	37,710	36,971	43,854
Printing and postage	12,550	5,327	9,827	12,117
Custodian fee	63,661	51,188	44,150	82,615
Transfer and dividend disbursing agent fees	49,827	24,199	28,193	72,881
Registration fees	1,596	32	1,354	53
Miscellaneous	26,676	16,497	16,814	23,322
Total expenses	$824,166	$571,592	$466,095	$1,056,188
Deduct -
Reduction of custodian fee	$8,723	$16,150	$8,383	$11,194
Total expense reductions	$8,723	$16,150	$8,383	$11,194
Net expenses	$815,443	$555,442	$457,712	$1,044,994
Net investment income	$3,986,532	$2,642,635	$2,166,768	$4,494,075
Realized and Unrealized Gain (Loss)
Net realized gain (loss) -
Investment transactions (identified cost basis)	$696,447	$687,482	$188,681	$1,995,467
Investment transactions from Portfolio (identified cost basis)	157,410	12,713	61	74,740
Financial futures contracts	(1,834,494)	(1,340,108)	(844,915)	(1,867,310)
Interest rate swap contracts	(49,640)	-	-	-
Net realized gain (loss)	$(1,030,277)	$(639,913)	$(656,173)	$202,897
Change in unrealized appreciation (depreciation) -
Investments (identified cost basis)	$734,215	$2,132,445	$135,302	$864,978
Investments from Portfolio (identified cost basis)	290,747	771,804	466,738	1,250,637
Financial futures contracts	295,136	189,651	203,236	216,560
Financial futures contracts from Portfolio	(514,063)	(255,000)	(199,751)	(350,625)
Interest rate swap contracts	42,616	-	-	-
Interest rate swap contracts from Portfolio	(14,705)	-	-	-
Net change in unrealized appreciation (depreciation)	$833,946	$2,838,900	$605,525	$1,981,550
Net realized and unrealized gain (loss)	$(196,331)	$2,198,987	$(50,648)	$2,184,447
Net increase in net assets from operations	$3,790,201	$4,841,622	$2,116,120	$6,678,522

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 2005

Increase (Decrease) in Net Assets	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
From operations -
Net investment income	$2,417,196	$1,923,234	$2,501,361	$2,769,618
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	(772,640)	(616,740)	(238,976)	(459,264)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	1,351,936	617,849	425,092	458,941
Net increase in net assets from operations	$2,996,492	$1,924,343	$2,687,477	$2,769,295
Distributions to shareholders -
From net investment income
Class A	$(1,795,095)	$(1,565,694)	$(1,913,233)	$(2,231,511)
Class B	(676,164)	(390,517)	(635,569)	(570,502)
Total distributions to shareholders	$(2,471,259)	$(1,956,211)	$(2,548,802)	$(2,802,013)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$4,108,411	$6,677,396	$5,810,842	$3,222,656
Class B	698,950	965,265	1,336,202	501,007
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	855,682	835,006	1,054,558	1,240,420
Class B	398,269	254,520	350,227	309,633
Cost of shares redeemed
Class A	(4,220,569)	(5,582,905)	(3,552,172)	(4,066,427)
Class B	(2,592,720)	(1,748,532)	(1,640,877)	(1,219,671)
Net asset value of shares exchanged
Class A	1,054,219	893,833	870,493	2,705,201
Class B	(1,054,219)	(893,833)	(870,493)	(2,705,201)
Net increase (decrease) in net assets from Fund share transactions	$(751,977)	$1,400,750	$3,358,780	$(12,382)
Net increase (decrease) in net assets	$(226,744)	$1,368,882	$3,497,455	$(45,100)
Net Assets
At beginning of year	$60,171,879	$43,568,816	$54,088,765	$63,720,754
At end of year	$59,945,135	$44,937,698	$57,586,220	$63,675,654
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(99,829)	$(76,590)	$2,034	$(92,241)

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 2005

Increase (Decrease) in Net Assets	Louisiana Fund	Maryland Fund	Missouri Fund	North Carolina Fund
From operations -
Net investment income	$1,261,531	$3,000,806	$2,789,911	$3,272,894
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	(375,724)	(863,785)	(713,728)	(852,779)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	721,998	1,568,478	1,415,719	403,085
Net increase in net assets from operations	$1,607,805	$3,705,499	$3,491,902	$2,823,200
Distributions to shareholders -
From net investment income
Class A	$(909,852)	$(2,080,436)	$(2,360,267)	$(2,645,386)
Class B	(354,842)	(880,401)	(514,316)	(620,114)
Total distributions to shareholders	$(1,264,694)	$(2,960,837)	$(2,874,583)	$(3,265,500)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$5,020,287	$3,093,777	$12,811,226	$1,869,256
Class B	270,278	1,102,726	1,708,569	658,148
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	413,401	1,343,733	1,376,833	1,480,921
Class B	91,854	528,239	315,652	330,922
Cost of shares redeemed
Class A	(1,627,624)	(8,297,087)	(3,896,073)	(8,558,430)
Class B	(1,146,152)	(4,309,531)	(1,273,645)	(1,973,322)
Net asset value of shares exchanged
Class A	491,147	3,238,488	638,142	1,675,950
Class B	(491,147)	(3,238,488)	(638,142)	(1,675,950)
Net increase (decrease) in net assets from Fund share transactions	$3,022,044	$(6,538,143)	$11,042,562	$(6,192,505)
Net increase (decrease) in net assets	$3,365,155	$(5,793,481)	$11,659,881	$(6,634,805)
Net Assets
At beginning of year	$27,237,488	$71,367,925	$57,288,180	$79,802,656
At end of year	$30,602,643	$65,574,444	$68,948,061	$73,167,851
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$11,394	$294,676	$(101,158)	$(115,915)

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 2005

Increase (Decrease) in Net Assets	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund
From operations -
Net investment income	$3,986,532	$2,642,635	$2,166,768	$4,494,075
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	(1,030,277)	(639,913)	(656,173)	202,897
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	833,946	2,838,900	605,525	1,981,550
Net increase in net assets from operations	$3,790,201	$4,841,622	$2,116,120	$6,678,522
Distributions to shareholders -
From net investment income
Class A	$(3,012,579)	$(1,959,810)	$(1,830,502)	$(3,387,986)
Class B	(1,003,872)	(779,472)	(434,441)	(1,127,960)
Total distributions to shareholders	$(4,016,451)	$(2,739,282)	$(2,264,943)	$(4,515,946)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$13,620,317	$17,399,797	$5,294,209	$6,849,811
Class B	2,346,968	1,711,524	855,032	1,549,987
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,817,696	1,064,450	1,011,604	2,024,461
Class B	577,976	386,869	284,889	646,694
Cost of shares redeemed
Class A	(5,978,635)	(4,349,518)	(4,752,133)	(7,870,978)
Class B	(3,946,616)	(2,453,941)	(1,319,789)	(3,459,841)
Net asset value of shares exchanged
Class A	1,339,701	794,708	1,362,198	2,365,945
Class B	(1,339,701)	(794,708)	(1,362,198)	(2,365,945)
Net increase (decrease) in net assets from Fund share transactions	$8,437,706	$13,759,181	$1,373,812	$(259,866)
Net increase in net assets	$8,211,456	$15,861,521	$1,224,989	$1,902,710
Net Assets
At beginning of year	$80,391,214	$53,130,142	$51,209,416	$106,401,328
At end of year	$88,602,670	$68,991,663	$52,434,405	$108,304,038
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(64,646)	$(108,749)	$(78,715)	$43,926

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 2004

Increase (Decrease) in Net Assets	Alabama Fund	Arkansas Fund	Georgia Fund	Kentucky Fund
From operations -
Net investment income	$2,640,758	$1,965,703	$2,491,356	$2,841,845
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	399,869	(828,350)	(971,937)	(856,675)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	130,197	1,472,293	2,171,090	1,394,002
Net increase in net assets from operations	$3,170,824	$2,609,646	$3,690,509	$3,379,172
Distributions to shareholders -
From net investment income
Class A	$(1,076,281)	$(977,985)	$(949,043)	$(1,117,129)
Class B	(1,578,485)	(978,303)	(1,488,841)	(1,679,736)
Total distributions to shareholders	$(2,654,766)	$(1,956,288)	$(2,437,884)	$(2,796,865)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$34,728,505	$26,358,958	$37,022,262	$47,111,274
Class B	1,725,404	1,014,415	1,761,503	1,379,643
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	518,861	581,135	502,771	574,003
Class B	856,655	635,186	819,267	879,996
Cost of shares redeemed
Class A	(3,329,746)	(2,663,661)	(2,702,718)	(3,533,589)
Class B	(39,332,206)	(26,466,390)	(38,574,431)	(50,752,994)
Net decrease in net assets from Fund share transactions	$(4,832,527)	$(540,357)	$(1,171,346)	$(4,341,667)
Net increase (decrease) in net assets	$(4,316,469)	$113,001	$81,279	$(3,759,360)
Net Assets
At beginning of year	$64,488,348	$43,455,815	$54,007,486	$67,480,114
At end of year	$60,171,879	$43,568,816	$54,088,765	$63,720,754
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(112,205)	$(43,903)	$57,521	$(106,239)

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 2004

Increase (Decrease) in Net Assets	Louisiana Fund	Maryland Fund	Missouri Fund	North Carolina Fund
From operations -
Net investment income	$1,265,307	$3,228,889	$2,590,562	$3,572,016
Net realized gain (loss) from investment transactions and financial futures contracts	(228,841)	(807,841)	(672,373)	331,838
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	859,671	1,028,030	1,908,944	316,769
Net increase in net assets from operations	$1,896,137	$3,449,078	$3,827,133	$4,220,623
Distributions to shareholders -
From net investment income
Class A	$(528,741)	$(1,163,130)	$(1,208,893)	$(1,534,841)
Class B	(693,682)	(1,980,264)	(1,582,879)	(2,008,939)
From net realized gain
Class A	-	(35,150)	-	-
Class B	-	(276,795)	-	-
Total distributions to shareholders	$(1,222,423)	$(3,455,339)	$(2,791,772)	$(3,543,780)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$13,079,035	$43,184,232	$39,972,134	$58,546,692
Class B	650,480	2,944,774	1,373,900	1,220,150
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	258,940	724,591	769,013	867,544
Class B	211,163	1,464,032	996,471	1,123,774
Cost of shares redeemed
Class A	(1,541,205)	(4,813,161)	(3,261,284)	(5,391,405)
Class B	(14,434,133)	(50,646,063)	(40,777,902)	(66,524,182)
Net decrease in net assets from Fund share transactions	$(1,775,720)	$(7,141,595)	$(927,668)	$(10,157,427)
Net increase (decrease) in net assets	$(1,102,006)	$(7,147,856)	$107,693	$(9,480,584)
Net Assets
At beginning of year	$28,339,494	$78,515,781	$57,180,487	$89,283,240
At end of year	$27,237,488	$71,367,925	$57,288,180	$79,802,656
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$36,498	$286,929	$12,220	$(90,357)

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 2004

Increase (Decrease) in Net Assets	Oregon Fund	South Carolina Fund	Tennessee Fund	Virginia Fund
From operations -
Net investment income	$3,901,674	$2,552,325	$2,097,910	$4,772,535
Net realized loss from investment transactions, financial futures contracts and interest rate swap contracts	(1,660,696)	(342,480)	(754,099)	(1,715,320)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	2,178,663	1,758,049	1,456,925	4,006,329
Net increase in net assets from operations	$4,419,641	$3,967,894	$2,800,736	$7,063,544
Distributions to shareholders -
From net investment income
Class A	$(1,570,081)	$(1,172,998)	$(1,058,771)	$(1,841,596)
Class B	(2,330,359)	(1,413,526)	(1,130,341)	(2,903,078)
Total distributions to shareholders	$(3,900,440)	$(2,586,524)	$(2,189,112)	$(4,744,674)
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class A	$50,207,110	$27,905,370	$34,497,381	$71,511,664
Class B	2,338,769	1,935,422	1,279,974	2,372,337
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	970,037	624,288	600,444	1,084,271
Class B	1,463,789	790,571	677,818	1,773,521
Cost of shares redeemed
Class A	(3,929,615)	(4,330,931)	(4,392,600)	(6,480,567)
Class B	(53,590,332)	(26,361,174)	(30,298,379)	(79,394,209)
Net increase (decrease) in net assets from Fund share transactions	$(2,540,242)	$563,546	$2,364,638	$(9,132,983)
Net increase (decrease) in net assets	$(2,021,041)	$1,944,916	$2,976,262	$(6,814,113)
Net Assets
At beginning of year	$82,412,255	$51,185,226	$48,233,154	$113,215,441
At end of year	$80,391,214	$53,130,142	$51,209,416	$106,401,328
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$3,135	$(19,634)	$(37,146)	$101,819

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Alabama Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.800	$9.720	$9.920	$9.960	$9.410
Income (loss) from operations
Net investment income	$0.422	$0.454	$0.475	$0.471	$0.479
Net realized and unrealized gain (loss)	0.099	0.085	(0.206)	(0.042)	0.548
Total income from operations	$0.521	$0.539	$0.269	$0.429	$1.027
Less distributions
From net investment income	$(0.431)	$(0.459)	$(0.469)	$(0.469)	$(0.477)
Total distributions	$(0.431)	$(0.459)	$(0.469)	$(0.469)	$(0.477)
Net asset value - End of year	$9.890	$9.800	$9.720	$9.920	$9.960
Total Return(3)	5.43%	5.61%	2.74%	4.49%	11.22%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$42,390	$40,225	$9,226	$7,846	$6,256
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.76%	0.76%	0.76%	0.82%	0.83%
Expenses after custodian fee reduction(4)	0.75%	0.76%	0.74%	0.81%	0.81%
Net investment income	4.29%	4.63%	4.78%	4.83%	4.95%
Portfolio Turnover of the Portfolio(5)	0%	23%	10%	25%	14%
Portfolio Turnover of the Fund	16%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized loss per share by $0.001 and increase the ratio of net investment income to average net assets from 4.82% to 4.83%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Alabama Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.770		$10.690	$10.910	$10.960	$10.350
Income (loss) from operations
Net investment income	$0.384		$0.423	$0.439	$0.440	$0.444
Net realized and unrealized gain (loss)	0.108		0.080	(0.219)	(0.050)	0.611
Total income from operations	$0.492		$0.503	$0.220	$0.390	$1.055
Less distributions
From net investment income	$(0.392)		$(0.423)	$(0.440)	$(0.440)	$(0.445)
Total distributions	$(0.392)		$(0.423)	$(0.440)	$(0.440)	$(0.445)
Net asset value - End of year	$10.870		$10.770	$10.690	$10.910	$10.960
Total Return(3)	4.81	%(4)	4.77%	2.02%	3.70%	10.45%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$17,556		$19,947	$55,263	$56,363	$57,782
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.51%		1.52%	1.51%	1.57%	1.58%
Expenses after custodian fee reduction(5)	1.50%		1.52%	1.49%	1.56%	1.56%
Net investment income	3.55%		3.88%	4.04%	4.09%	4.20%
Portfolio Turnover of the Portfolio(6)	0%		23%	10%	25%	14%
Portfolio Turnover of the Fund	16%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized loss per share by $0.001 and increase the ratio of net investment income to average net assets from 4.08% to 4.09%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.15% due to a change in the timing of payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Arkansas Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003	2002(1)(2)	2001
Net asset value - Beginning of year	$9.880	$9.730	$9.980	$9.960	$9.520
Income (loss) from operations
Net investment income	$0.460	$0.483	$0.490	$0.486	$0.495
Net realized and unrealized gain (loss)	(0.002)	0.150	(0.251)	0.023	0.439
Total income from operations	$0.458	$0.633	$0.239	$0.509	$0.934
Less distributions
From net investment income	$(0.468)	$(0.483)	$(0.489)	$(0.489)	$(0.494)
Total distributions	$(0.468)	$(0.483)	$(0.489)	$(0.489)	$(0.494)
Net asset value - End of year	$9.870	$9.880	$9.730	$9.980	$9.960
Total Return(3)	4.74%	6.58%	2.42%	5.31%	10.08%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$36,014	$33,215	$9,480	$7,383	$5,162
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.74%	0.72%	0.73%	0.81%	0.77%
Expenses after custodian fee reduction(4)	0.73%	0.72%	0.71%	0.80%	0.75%
Net investment income	4.65%	4.86%	4.90%	4.95%	5.11%
Portfolio Turnover of the Portfolio(5)	0%	15%	25%	23%	9%
Portfolio Turnover of the Fund	14%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gain per share by $0.001 and increase the ratio of net investment income to average net assets from 4.94% to 4.95%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Arkansas Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003	2002(1)(2)	2001
Net asset value - Beginning of year	$10.610		$10.460	$10.720	$10.690	$10.210
Income (loss) from operations
Net investment income	$0.416		$0.443	$0.444	$0.447	$0.453
Net realized and unrealized gain (loss)	0.007		0.145	(0.259)	0.028	0.472
Total income from operations	$0.423		$0.588	$0.185	$0.475	$0.925
Less distributions
From net investment income	$(0.423)		$(0.438)	$(0.445)	$(0.445)	$(0.445)
Total distributions	$(0.423)		$(0.438)	$(0.445)	$(0.445)	$(0.445)
Net asset value - End of year	$10.610		$10.610	$10.460	$10.720	$10.690
Total Return(3)	4.23	%(4)	5.68%	1.72%	4.60%	9.27%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$8,924		$10,354	$33,975	$35,711	$37,059
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.49%		1.47%	1.48%	1.56%	1.52%
Expenses after custodian fee reduction(5)	1.48%		1.47%	1.46%	1.55%	1.50%
Net investment income	3.92%		4.13%	4.17%	4.24%	4.36%
Portfolio Turnover of the Portfolio(6)	0%		15%	25%	23%	9%
Portfolio Turnover of the Fund	14%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, decrease net realized and unrealized gain per share by $0.001 and increase the ratio of net investment income to average net assets from 4.23% to 4.24%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly inot the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Georgia Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.480	$9.260	$9.410	$9.480	$9.020
Income (loss) from operations
Net investment income	$0.448	$0.473	$0.478	$0.485	$0.470
Net realized and unrealized gain (loss)	0.039	0.213	(0.162)	(0.089)	0.463
Total income from operations	$0.487	$0.686	$0.316	$0.396	$0.933
Less distributions
From net investment income	$(0.457)	$(0.466)	$(0.466)	$(0.466)	$(0.473)
Total distributions	$(0.457)	$(0.466)	$(0.466)	$(0.466)	$(0.473)
Net asset value - End of year	$9.510	$9.480	$9.260	$9.410	$9.480
Total Return(3)	5.25%	7.52%	3.39%	4.38%	10.65%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$42,511	$38,229	$4,234	$3,425	$8,441
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.77%	0.78%	0.77%	0.85%	0.80%
Expenses after custodian fee reduction(4)	0.75%	0.78%	0.75%	0.84%	0.77%
Net investment income	4.71%	5.02%	5.07%	5.24%	5.12%
Portfolio Turnover of the Portfolio(5)	2%	3%	16%	18%	8%
Portfolio Turnover of the Fund	11%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized loss per share by $0.001 and increase the ratio of net investment income to average net assets from 5.23% to 5.24%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Georgia Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.130		$9.900	$10.050	$10.120	$9.630
Income (loss) from operations
Net investment income	$0.404		$0.435	$0.437	$0.439	$0.429
Net realized and unrealized gain (loss)	0.028		0.218	(0.164)	(0.086)	0.493
Total income from operations	$0.432		$0.653	$0.273	$0.353	$0.922
Less distributions
From net investment income	$(0.412)		$(0.423)	$(0.423)	$(0.423)	$(0.432)
Total distributions	$(0.412)		$(0.423)	$(0.423)	$(0.423)	$(0.432)
Net asset value - End of year	$10.150		$10.130	$9.900	$10.050	$10.120
Total Return(3)	4.52	%(4)	6.69%	2.72%	3.64%	9.82%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$15,075		$15,860	$49,773	$52,400	$55,051
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.52%		1.53%	1.52%	1.60%	1.56%
Expenses after custodian fee reduction(5)	1.50%		1.53%	1.50%	1.59%	1.53%
Net investment income	3.98%		4.27%	4.34%	4.43%	4.38%
Portfolio Turnover of the Portfolio(6)	2%		3%	16%	18%	8%
Portfolio Turnover of the Fund	11%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized loss per share by $0.001 and increase the ratio of net investment income to average net assets from 4.42% to 4.43%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Kentucky Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.320	$9.240	$9.420	$9.500	$9.160
Income (loss) from operations
Net investment income	$0.424	$0.442	$0.446	$0.463	$0.446
Net realized and unrealized gain (loss)	0.005 (3)	0.077	(0.174)	(0.091)	0.378
Total income from operations	$0.429	$0.519	$0.272	$0.372	$0.824
Less distributions
From net investment income	$(0.429)	$(0.439)	$(0.452)	$(0.452)	$(0.484)
Total distributions	$(0.429)	$(0.439)	$(0.452)	$(0.452)	$(0.484)
Net asset value - End of year	$9.320	$9.320	$9.240	$9.420	$9.500
Total Return(4)	4.71%	5.70%	2.90%	4.09%	9.26%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$50,371	$47,288	$4,248	$3,103	$7,645
Ratios (As a percentage of average daily net assets):
Expenses(5)	0.77%	0.78%	0.77%	0.80%	0.85%
Expenses after custodian fee reduction(5)	0.75%	0.77%	0.75%	0.79%	0.81%
Net investment income	4.56%	4.77%	4.73%	4.97%	4.79%
Portfolio Turnover of the Portfolio(6)	0%	3%	10%	5%	15%
Portfolio Turnover of the Fund	22%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized loss per share by $0.002 and increase the ratio of net investment income to average net assets from 4.95% to 4.97%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount at the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Kentucky Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.060		$9.970	$10.160	$10.250	$9.870
Income (loss) from operations
Net investment income	$0.384		$0.406	$0.408	$0.418	$0.406
Net realized and unrealized gain (loss)	(0.007)		0.081	(0.188)	(0.098)	0.416
Total income from operations	$0.377		$0.487	$0.220	$0.320	$0.822
Less distributions
From net investment income	$(0.387)		$(0.397)	$(0.410)	$(0.410)	$(0.442)
Total distributions	$(0.387)		$(0.397)	$(0.410)	$(0.410)	$(0.442)
Net asset value - End of year	$10.050		$10.060	$9.970	$10.160	$10.250
Total Return(3)	3.99	%(4)	4.96%	2.15%	3.26%	8.56%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$13,305		$16,433	$63,232	$66,312	$72,000
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.52%		1.53%	1.52%	1.55%	1.59%
Expenses after custodian fee reduction(5)	1.50%		1.52%	1.50%	1.54%	1.55%
Net investment income	3.82%		4.00%	4.01%	4.17%	4.08%
Portfolio Turnover of the Portfolio(6)	0%		3%	10%	5%	15%
Portfolio Turnover of the Fund	22%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.002, increase net realized and unrealized loss per share by $0.002 and increase the ratio of net investment income to average net assets from 4.15% to 4.17%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Louisiana Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.840	$9.610	$9.790	$9.810	$9.240
Income (loss) from operations
Net investment income	$0.460	$0.485	$0.490	$0.486	$0.463
Net realized and unrealized gain (loss)	0.123	0.217	(0.208)	(0.047)	0.573
Total income from operations	$0.583	$0.702	$0.282	$0.439	$1.036
Less distributions
From net investment income	$(0.463)	$(0.472)	$(0.462)	$(0.459)	$(0.466)
Total distributions	$(0.463)	$(0.472)	$(0.462)	$(0.459)	$(0.466)
Net asset value - End of year	$9.960	$9.840	$9.610	$9.790	$9.810
Total Return(3)	6.04%	7.44%	2.89%	4.66%	11.51%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$22,317	$17,793	$6,027	$5,885	$5,555
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.76%	0.76%	0.74%	0.80%	0.83%
Expenses after custodian fee reduction(4)	0.75%	0.75%	0.72%	0.78%	0.80%
Net investment income	4.63%	4.98%	5.00%	5.05%	4.88%
Portfolio Turnover of the Portfolio(5)	0%	9%	21%	25%	14%
Portfolio Turnover of the Fund	12%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.015, increase net realized and unrealized loss per share by $0.015 and increase the ratio of net investment income to average net assets from 4.90% to 5.05%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Louisiana Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.400		$10.150	$10.350	$10.380	$9.770
Income (loss) from operations
Net investment income	$0.411		$0.438	$0.441	$0.438	$0.414
Net realized and unrealized gain (loss)	0.120		0.233	(0.227)	(0.056)	0.615
Total income from operations	$0.531		$0.671	$0.214	$0.382	$1.029
Less distributions
From net investment income	$(0.411)		$(0.421)	$(0.414)	$(0.412)	$(0.419)
Total distributions	$(0.411)		$(0.421)	$(0.414)	$(0.412)	$(0.419)
Net asset value - End of year	$10.520		$10.400	$10.150	$10.350	$10.380
Total Return(3)	5.36	%(4)	6.72%	2.05%	3.82%	10.78%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$8,285		$9,444	$22,312	$23,393	$23,584
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.51%		1.51%	1.49%	1.55%	1.59%
Expenses after custodian fee reduction(5)	1.50%		1.50%	1.47%	1.53%	1.56%
Net investment income	3.91%		4.23%	4.25%	4.30%	4.14%
Portfolio Turnover of the Portfolio(6)	0%		9%	21%	25%	14%
Portfolio Turnover of the Fund	12%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.015, increase net realized and unrealized loss per share by $0.015 and increase the ratio of net investment income to average net assets from 4.15% to 4.30%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Maryland Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)		2001
Net asset value - Beginning of year	$9.490	$9.500	$9.700	$9.700		$9.160
Income (loss) from operations
Net investment income	$0.442	$0.459	$0.454	$0.452		$0.462
Net realized and unrealized gain (loss)	0.094	0.022	(0.203)	(0.003	)(3)	0.511
Total income from operations	$0.536	$0.481	$0.251	$0.449		$0.973
Less distributions
From net investment income	$(0.436)	$(0.449)	$(0.449)	$(0.449)		$(0.433)
From net realized gain	-	(0.042)	(0.002)	-		-
Total distributions	$(0.436)	$(0.491)	$(0.451)	$(0.449)		$(0.433)
Net asset value - End of year	$9.590	$9.490	$9.500	$9.700		$9.700
Total Return(4)	5.77%	5.14%	2.58%	4.80%		10.88%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$45,791	$45,913	$8,085	$10,820		$6,331
Ratios (As a percentage of average daily net assets):
Expenses(5)	0.80%	0.79%	0.78%	0.85%		0.83%
Expenses after custodian fee reduction(5)	0.79%	0.79%	0.76%	0.83%		0.78%
Net investment income	4.64%	4.84%	4.67%	4.73%		4.99%
Portfolio Turnover of the Portfolio(6)	-	12%	28%	25%		18%
Portfolio Turnover of the Fund	10%	-	-	-		-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized loss per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Maryland Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)		2001
Net asset value - Beginning of year	$10.350		$10.360	$10.580	$10.580		$10.000
Income (loss) from operations
Net investment income	$0.405		$0.426	$0.416	$0.419		$0.431
Net realized and unrealized gain (loss)	0.103		0.018	(0.222)	(0.007	)(3)	0.546
Total income from operations	$0.508		$0.444	$0.194	$0.412		$0.977
Less distributions
From net investment income	$(0.398)		$(0.412)	$(0.412)	$(0.412)		$(0.397)
From net realized gain	-		(0.042)	(0.002)	-		-
Total distributions	$(0.398)		$(0.454)	$(0.414)	$(0.412)		$(0.397)
Net asset value - End of year	$10.460		$10.350	$10.360	$10.580		$10.580
Total Return(4)	5.17	%(5)	4.34%	1.80%	4.02%		9.98%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$19,783		$25,455	$70,431	$74,435		$75,790
Ratios (As a percentage of average daily net assets):
Expenses(6)	1.55%		1.54%	1.53%	1.60%		1.57%
Expenses after custodian fee reduction(6)	1.54%		1.54%	1.51%	1.58%		1.52%
Net investment income	3.90%		4.05%	3.92%	4.02%		4.21%
Portfolio Turnover of the Portfolio(7)	-		12%	28%	25%		18%
Portfolio Turnover of the Fund	10%		-	-	-		-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized loss per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(6)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Missouri Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.080	$9.890	$10.090	$10.130	$9.550
Income (loss) from operations
Net investment income	$0.462	$0.497	$0.510	$0.520	$0.520
Net realized and unrealized gain (loss)	0.116	0.232	(0.192)	(0.043)	0.561
Total income from operations	$0.578	$0.729	$0.318	$0.477	$1.081
Less distributions
From net investment income	$(0.478)	$(0.539)	$(0.518)	$(0.517)	$(0.501)
Total distributions	$(0.478)	$(0.539)	$(0.518)	$(0.517)	$(0.501)
Net asset value - End of year	$10.180	$10.080	$9.890	$10.090	$10.130
Total Return(3)	5.87%	7.53%	3.18%	4.92%	11.65%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$55,806	$44,385	$7,311	$6,301	$4,378
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.79%	0.81%	0.79%	0.80%	0.82%
Expenses after custodian fee reduction(4)	0.76%	0.80%	0.77%	0.79%	0.80%
Net investment income	4.58%	4.99%	5.06%	5.24%	5.34%
Portfolio Turnover of the Portfolio(5)	0%	10%	20%	8%	8%
Portfolio Turnover of the Fund	6%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized loss per share by $0.001 and increase the ratio of net investment income to average net assets from 5.23% to 5.24%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Missouri Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$11.140		$10.930	$11.140	$11.190	$10.550
Income (loss) from operations
Net investment income	$0.429		$0.474	$0.482	$0.494	$0.493
Net realized and unrealized gain (loss)	0.125		0.244	(0.201)	(0.053)	0.622
Total income from operations	$0.554		$0.718	$0.281	$0.441	$1.115
Less distributions
From net investment income	$(0.444)		$(0.508)	$(0.491)	$(0.491)	$(0.475)
Total distributions	$(0.444)		$(0.508)	$(0.491)	$(0.491)	$(0.475)
Net asset value - End of year	$11.250		$11.140	$10.930	$11.140	$11.190
Total Return(3)	5.26	%(4)	6.71%	2.52%	4.09%	10.84%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$13,142		$12,903	$49,870	$52,305	$53,027
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.54%		1.56%	1.54%	1.55%	1.57%
Expenses after custodian fee reduction(5)	1.51%		1.55%	1.52%	1.54%	1.55%
Net investment income	3.85%		4.26%	4.32%	4.50%	4.54%
Portfolio Turnover of the Portfolio(6)	0%		10%	20%	8%	8%
Portfolio Turnover of the Fund	6%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized loss per share by $0.001 and increase the ratio of net investment income to average net assets from 4.49% to 4.50%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	North Carolina Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.390	$9.320	$9.600	$9.670	$9.260
Income (loss) from operations
Net investment income	$0.419	$0.436	$0.447	$0.467	$0.477
Net realized and unrealized gain (loss)	(0.052)	0.071	(0.275)	(0.085)	0.403
Total income from operations	$0.367	$0.507	$0.172	$0.382	$0.880
Less distributions
From net investment income	$(0.417)	$(0.437)	$(0.452)	$(0.452)	$(0.470)
Total distributions	$(0.417)	$(0.437)	$(0.452)	$(0.452)	$(0.470)
Net asset value - End of year	$9.340	$9.390	$9.320	$9.600	$9.670
Total Return(3)	4.00%	5.52%	1.80%	4.12%	9.77%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$57,823	$61,704	$9,351	$9,036	$7,917
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.79%	0.79%	0.79%	0.83%	0.84%
Expenses after custodian fee reduction(4)	0.79%	0.79%	0.77%	0.83%	0.81%
Net investment income	4.48%	4.65%	4.69%	4.93%	5.09%
Portfolio Turnover of the Portfolio(5)	0%	19%	21%	21%	28%
Portfolio Turnover of the Fund	8%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized loss per share by $0.001 and increase the ratio of net investment income to average net assets from 4.92% to 4.93%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	North Carolina Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.100		$10.030	$10.310	$10.390	$9.970
Income (loss) from operations
Net investment income	$0.375		$0.402	$0.405	$0.427	$0.431
Net realized and unrealized gain (loss)	(0.061)		0.062	(0.277)	(0.099)	0.423
Total income from operations	$0.314		$0.464	$0.128	$0.328	$0.854
Less distributions
From net investment income	$(0.374)		$(0.394)	$(0.408)	$(0.408)	$(0.434)
Total distributions	$(0.374)		$(0.394)	$(0.408)	$(0.408)	$(0.434)
Net asset value - End of year	$10.040		$10.100	$10.030	$10.310	$10.390
Total Return(3)	3.32	%(4)	4.69%	1.23%	3.29%	8.78%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$15,344		$18,098	$79,932	$86,449	$92,747
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.54%		1.54%	1.54%	1.58%	1.59%
Expenses after custodian fee reduction(5)	1.54%		1.54%	1.52%	1.58%	1.56%
Net investment income	3.73%		3.93%	3.96%	4.20%	4.26%
Portfolio Turnover of the Portfolio(6)	0%		19%	21%	21%	28%
Portfolio Turnover of the Fund	8%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized loss per share by $0.001 and increase the ratio of net investment income to average net assets from 4.19% to 4.20%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Oregon Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$9.480	$9.420	$9.690	$9.720	$9.370
Income (loss) from operations
Net investment income	$0.470	$0.497	$0.496	$0.489	$0.484
Net realized and unrealized gain (loss)	(0.015)	0.062	(0.278)	(0.031)	0.354
Total income from operations	$0.455	$0.559	$0.218	$0.458	$0.838
Less distributions
From net investment income	$(0.475)	$(0.499)	$(0.488)	$(0.488)	$(0.488)
Total distributions	$(0.475)	$(0.499)	$(0.488)	$(0.488)	$(0.488)
Net asset value - End of year	$9.460	$9.480	$9.420	$9.690	$9.720
Total Return(3)	4.91%	5.98%	2.30%	4.90%	9.20%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$66,240	$55,604	$9,778	$7,638	$5,367
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.80%	0.81%	0.80%	0.81%	0.83%
Expenses after custodian fee reduction(4)	0.79%	0.80%	0.78%	0.80%	0.82%
Net investment income	4.96%	5.19%	5.19%	5.11%	5.09%
Portfolio Turnover of the Portfolio(5)	0%	6%	16%	21%	13%
Portfolio Turnover of the Fund	27%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003 and increase the ratio of net investment income to average net assets from 5.08% to 5.11%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Oregon Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001
Net asset value - Beginning of year	$10.370		$10.300	$10.600	$10.630	$10.250
Income (loss) from operations
Net investment income	$0.438		$0.470	$0.466	$0.459	$0.452
Net realized and unrealized gain (loss)	(0.026)		0.068	(0.309)	(0.035)	0.380
Total income from operations	$0.412		$0.538	$0.157	$0.424	$0.832
Less distributions
From net investment income	$(0.442)		$(0.468)	$(0.457)	$(0.454)	$(0.452)
Total distributions	$(0.442)		$(0.468)	$(0.457)	$(0.454)	$(0.452)
Net asset value - End of year	$10.340		$10.370	$10.300	$10.600	$10.630
Total Return(3)	4.24	%(4)	5.26%	1.49%	4.13%	8.32%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$22,363		$24,787	$72,634	$75,861	$78,458
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.55%		1.56%	1.55%	1.56%	1.58%
Expenses after custodian fee reduction(5)	1.54%		1.55%	1.53%	1.55%	1.57%
Net investment income	4.24%		4.45%	4.45%	4.39%	4.37%
Portfolio Turnover of the Portfolio(6)	0%		6%	16%	21%	13%
Portfolio Turnover of the Fund	27%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003 and increase the ratio of net investment income to average net assets from 4.36% to 4.39%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	South Carolina Fund - Class A
	Year Ended August 31,
	2005(1)	2004	2003	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.710	$9.450	$9.660	$9.710	$9.200
Income (loss) from operations
Net investment income	$0.463	$0.508	$0.488	$0.483	$0.483
Net realized and unrealized gain (loss)	0.370	0.265	(0.213)	(0.052)	0.520
Total income from operations	$0.833	$0.773	$0.275	$0.431	$1.003
Less distributions
From net investment income	$(0.483)	$(0.513)	$(0.485)	$(0.481)	$(0.493)
Total distributions	$(0.483)	$(0.513)	$(0.485)	$(0.481)	$(0.493)
Net asset value - End of year	$10.060	$9.710	$9.450	$9.660	$9.710
Total Return(3)	8.78%	8.32%	2.88%	4.61%	11.24%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$50,953	$34,601	$10,727	$8,907	$4,236
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.75%	0.75%	0.73%	0.80%	0.75%
Expenses after custodian fee reduction(4)	0.72%	0.75%	0.71%	0.78%	0.70%
Net investment income	4.69%	5.22%	5.06%	5.05%	5.14%
Portfolio Turnover of the Portfolio(5)	0%	59%	37%	15%	21%
Portfolio Turnover of the Fund	35%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003 and increase the ratio of net investment income to average net assets from 5.02% to 5.05%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	South Carolina Fund - Class B
	Year Ended August 31,
	2005(1)		2004	2003	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.300		$10.020	$10.250	$10.300	$9.760
Income (loss) from operations
Net investment income	$0.417		$0.465	$0.441	$0.441	$0.445
Net realized and unrealized gain (loss)	0.387		0.283	(0.231)	(0.057)	0.542
Total income from operations	$0.804		$0.748	$0.210	$0.384	$0.987
Less distributions
From net investment income	$(0.434)		$(0.468)	$(0.440)	$(0.434)	$(0.447)
Total distributions	$(0.434)		$(0.468)	$(0.440)	$(0.434)	$(0.447)
Net asset value - End of year	$10.670		$10.300	$10.020	$10.250	$10.300
Total Return(3)	8.16	%(4)	7.58%	2.06%	3.87%	10.39%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$18,039		$18,529	$40,459	$37,935	$35,378
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.50%		1.50%	1.48%	1.56%	1.49%
Expenses after custodian fee reduction(5)	1.47%		1.50%	1.46%	1.54%	1.44%
Net investment income	3.98%		4.50%	4.33%	4.35%	4.84%
Portfolio Turnover of the Portfolio(6)	0%		59%	37%	15%	21%
Portfolio Turnover of the Fund	35%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003 and increase the ratio of net investment income to average net assets from 4.32% to 4.35%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Tennessee Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003	2002(1)(2)	2001
Net asset value - Beginning of year	$9.900	$9.790	$9.910	$9.920	$9.480
Income (loss) from operations
Net investment income	$0.431	$0.462	$0.469	$0.479	$0.484
Net realized and unrealized gain (loss)	(0.001)	0.133	(0.111)	(0.011)	0.434
Total income from operations	$0.430	$0.595	$0.358	$0.468	$0.918
Less distributions
From net investment income	$(0.450)	$(0.485)	$(0.478)	$(0.478)	$(0.478)
Total distributions	$(0.450)	$(0.485)	$(0.478)	$(0.478)	$(0.478)
Net asset value - End of year	$9.880	$9.900	$9.790	$9.910	$9.920
Total Return(3)	4.44%	6.17%	3.65%	4.91%	9.94%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$42,088	$39,285	$9,051	$6,672	$4,654
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.76%	0.74%	0.74%	0.76%	0.76%
Expenses after custodian fee reduction(4)	0.75%	0.73%	0.71%	0.74%	0.72%
Net investment income	4.36%	4.69%	4.72%	4.91%	5.03%
Portfolio Turnover of the Portfolio(5)	0%	20%	17%	19%	11%
Portfolio Turnover of the Fund	13%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized loss per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Tennessee Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003	2002(1)(2)	2001
Net asset value - Beginning of year	$10.780		$10.660	$10.800	$10.800	$10.320
Income (loss) from operations
Net investment income	$0.390		$0.429	$0.433	$0.444	$0.451
Net realized and unrealized gain (loss)	(0.010)		0.137	(0.133)	(0.004)	0.466
Total income from operations	$0.380		$0.566	$0.300	$0.440	$0.917
Less distributions
From net investment income	$(0.410)		$(0.446)	$(0.440)	$(0.440)	$(0.437)
Total distributions	$(0.410)		$(0.446)	$(0.440)	$(0.440)	$(0.437)
Net asset value - End of year	$10.750		$10.780	$10.660	$10.800	$10.800
Total Return(3)	3.75	%(4)	5.39%	2.79%	4.22%	9.09%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$10,346		$11,924	$39,182	$41,087	$42,550
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.51%		1.49%	1.49%	1.51%	1.51%
Expenses after custodian fee reduction(5)	1.50%		1.48%	1.46%	1.49%	1.47%
Net investment income	3.63%		3.95%	3.99%	4.19%	4.30%
Portfolio Turnover of the Portfolio(6)	0%		20%	17%	19%	11%
Portfolio Turnover of the Fund	13%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized loss per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Virginia Fund - Class A
	Year Ended August 31,
	2005(1)	2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$9.590	$9.390	$9.600	$9.700	$9.220
Income (loss) from operations
Net investment income	$0.426	$0.451	$0.463	$0.475	$0.464
Net realized and unrealized gain (loss)	0.202	0.202	(0.217)	(0.119)	0.492
Total income from operations	$0.628	$0.653	$0.246	$0.356	$0.956
Less distributions
From net investment income	$(0.428)	$(0.453)	$(0.456)	$(0.456)	$(0.476)
Total distributions	$(0.428)	$(0.453)	$(0.456)	$(0.456)	$(0.476)
Net asset value - End of year	$9.790	$9.590	$9.390	$9.600	$9.700
Total Return(3)	6.70%	7.06%	2.58%	3.82%	10.66%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$78,848	$73,924	$9,477	$8,357	$7,164
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.80%	0.79%	0.81%	0.82%	0.84%
Expenses after custodian fee reduction(4)	0.79%	0.79%	0.80%	0.82%	0.82%
Net investment income	4.41%	4.75%	4.83%	4.99%	4.89%
Portfolio Turnover of the Portfolio(5)	0%	14%	20%	33%	39%
Portfolio Turnover of the Fund	47%	-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized loss per share by $0.001 and increase the ratio of net investment income to average net assets from 4.98% to 4.99%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Virginia Fund - Class B
	Year Ended August 31,
	2005(1)		2004(1)	2003(1)	2002(1)(2)	2001(1)
Net asset value - Beginning of year	$10.610		$10.400	$10.630	$10.730	$10.200
Income (loss) from operations
Net investment income	$0.392		$0.426	$0.434	$0.448	$0.435
Net realized and unrealized gain (loss)	0.222		0.204	(0.240)	(0.124)	0.545
Total income from operations	$0.614		$0.630	$0.194	$0.324	$0.980
Less distributions
From net investment income	$(0.394)		$(0.420)	$(0.424)	$(0.424)	$(0.450)
Total distributions	$(0.394)		$(0.420)	$(0.424)	$(0.424)	$(0.450)
Net asset value - End of year	$10.830		$10.610	$10.400	$10.630	$10.730
Total Return(3)	6.06	%(4)	6.15%	1.81%	3.14%	9.86%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$29,456		$32,477	$103,739	$110,881	$114,367
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.55%		1.54%	1.56%	1.57%	1.60%
Expenses after custodian fee reduction(5)	1.54%		1.54%	1.55%	1.57%	1.58%
Net investment income	3.67%		4.00%	4.09%	4.25%	4.19%
Portfolio Turnover of the Portfolio(6)	0%		14%	20%	33%	39%
Portfolio Turnover of the Fund	47%		-	-	-	-

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.001, increase net realized and unrealized loss per share by $0.001 and increase the ratio of net investment income to average net assets from 4.24% to 4.25%. Per-share data and ratios for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-eight Funds, twelve of which, each non-diversified, are included in these financial statements. They include Eaton Vance Alabama Municipals Fund (Alabama Fund), Eaton Vance Arkansas Municipals Fund (Arkansas Fund), Eaton Vance Georgia Municipals Fund (Georgia Fund), Eaton Vance Kentucky Municipals Fund (Kentucky Fund), Eaton Vance Louisiana Municipals Fund (Louisiana Fund), Eaton Vance Maryland Municipals Fund (Maryland Fund), Eaton Vance Missouri Municipals Fund (Missouri Fund), Eaton Vance North Carolina Municipals Fund (North Carolina Fund), Eaton Vance Oregon Municipals Fund (Oregon Fund), Eaton Vance South Carolina Municipals Fund (South Carolina Fund), Eaton Vance Tennessee Municipals Fund (Tennessee Fund) and Eaton Vance Virginia Municipals Fund (Virginia Fund), individually, the Fund, collectively, the Funds. The Funds seek to achieve current income exempt from regular federal income tax and particular state or local income taxes by investing primarily in investment grade municipal obligations. The Funds offer two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of each Fund automatically convert to Class A shares eight years after their purchase, as described in each Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses.

On September 24, 2004, the Alabama Fund, the Arkansas Fund, the Georgia Fund, the Kentucky Fund, the Louisiana Fund, the Maryland Fund, the Missouri Fund, the North Carolina Fund, the Oregon Fund, the South Carolina Fund, the Tennessee Fund, and the Virginia Fund received its pro rata share of cash and securities from the Alabama Municipals Portfolio (Alabama Portfolio), the Arkansas Municipals Portfolio (Arkansas Portfolio), the Georgia Municipals Portfolio (Georgia Portfolio), the Kentucky Municipals Portfolio (Kentucky Portfolio), the Louisiana Municipals Portfolio (Louisiana Portfolio), the Maryland Municipals Portfolio (Maryland Portfolio), the Missouri Municipals Portfolio (Missouri Portfolio), the North Carolina Municipals Portfolio (North Carolina Portfolio), the Oregon Municipals Portfolio (Oregon Portfolio), the South Carolina Municipals Portfolio (South Carolina Portfolio), the Tennessee Municipals Portfolio (Tennessee Portfolio), and the Virginia Municipals Portfolio (Virginia Portfolio), respectively, in a complete liquidation of its interest in its corresponding Portfolio. Subsequent to September 24, 2004, each Fund invests directly in securities rather than through its corresponding Portfolio and maintains the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations - Municipal bonds, and taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Interest rate swaps are normally valued on the basis of valuations furnished by a broker. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes - Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2005, the following Funds, for federal income tax purposes, had capital loss carryovers, which will reduce each Fund's

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

Fund	Amount	Expires
Alabama Fund	$272,583	August 31, 2008

	136,447	August 31, 2010

	405,357	August 31, 2011

	230,462	August 31, 2013

Arkansas Fund	336,826	August 31, 2009

	1,080,946	August 31, 2013

Georgia Fund	41,652	August 31, 2008

	223,748	August 31, 2009

	295,816	August 31, 2011

	117,457	August 31, 2012

	931,893	August 31, 2013

Kentucky Fund	134,770	August 31, 2010

	2,950,605	August 31, 2012

	944,485	August 31, 2013

Louisiana Fund	527,106	August 31, 2008

	159,254	August 31, 2009

	183,393	August 31, 2010

	142,162	August 31, 2012

	197,480	August 31, 2013

Maryland Fund	290,437	August 31, 2012

	1,257,913	August 31, 2013

Missouri Fund	475,094	August 31, 2010

	135,451	August 31, 2012

	831,764	August 31, 2013

North Carolina Fund	595,722	August 31, 2012

	250,623	August 31, 2013

Oregon Fund	147,651	August 31, 2008

	87,267	August 31, 2009

	2,696,714	August 31, 2013

South Carolina Fund	25,336	August 31, 2007

	155,263	August 31, 2008

	347,930	August 31, 2010

	940,325	August 31, 2013

Tennessee Fund	156,823	August 31, 2012

	870,565	August 31, 2013

Virginia Fund	168,858	August 31, 2009

	730,517	August 31, 2010

	1,040,829	August 31, 2012

	1,185,970	August 31, 2013

Dividends paid by each Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies that will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

Additionally, at August 31, 2005, Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund, and Virginia Fund had net capital losses of $488,564, $557,336, $177,973, $264,725, $307,068, $571,367, $506,348, $775,993, $615,088, $410,232, $462,529 and $43,136 respectively, attributable to security transactions incurred after October 31, 2004. These are treated as arising on the first day of each Fund's taxable year ending August 31, 2006.

D  Financial Futures Contracts - Upon the entering of a financial futures contract, a Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Options on Financial Futures Contracts - Upon the purchase of a put option on a financial futures contract by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, a Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

F  When-Issued and Delayed Delivery Transactions - The Funds may engage in when-issued and delayed delivery transactions. The Funds record when-issued securities on trade date and maintain security

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

G  Interest Rate Swaps - A Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Funds make semi-annual payments at a fixed interest rate. In exchange, a Fund receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

H  Legal Fees - Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

I  Expenses - The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

J  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds maintain with IBT. All credit balances used to reduce each Fund's custodian fees are reported as a reduction of operating expenses on the Statements of Operations.

K  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

L  Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

M  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

2  Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

The tax character of distributions paid for the years ended August  31, 2005 and August 31, 2004 was as follows:

Year Ended 8/31/05	Alabama	Arkansas	Georgia	Kentucky	Louisiana	Maryland
Distributions declared from:
Tax-exempt income	$2,395,769	$1,947,706	$2,547,608	$2,726,247	$1,264,694	$2,960,837
Ordinary income	$75,490	$8,505	$1,194	$75,766	$-	$-
Year Ended 8/31/04	Alabama	Arkansas	Georgia	Kentucky	Louisiana	Maryland
Distributions declared from:
Tax-exempt income	$2,621,977	$1,955,253	$2,437,884	$2,795,971	$1,220,141	$3,143,394
Ordinary income	$32,789	$1,035	$-	$894	$2,282	$-
Long-term capital gain	$-	$-	$-	$-	$-	$311,945
Year Ended 8/31/05	Missouri	North Carolina	Oregon	South Carolina	Tennessee	Virginia
Distributions declared from:
Tax-exempt income	$2,863,805	$3,255,693	$4,016,451	$2,729,688	$2,200,565	$4,507,473
Ordinary income	$10,778	$9,807	$-	$9,594	$64,378	$8,473
Year Ended 8/31/04	Missouri	North Carolina	Oregon	South Carolina	Tennessee	Virginia
Distributions declared from:
Tax-exempt income	$2,791,772	$3,535,745	$3,900,440	$2,584,616	$2,188,883	$4,741,051
Ordinary income	$-	$8,035	$-	$1,908	$229	$3,623

During the year ended August 31, 2005, the following amounts were reclassified due to differences between book and tax accounting for amortization and accretion on debt securities, market discount on disposal of securities, and capital losses:

	Alabama	Arkansas	Georgia	Kentucky	Louisiana	Maryland
Increase (decrease):
Paid in capital	$(167,491)	$(260,068)	$10	$(304,464)	$(250,268)	$16
Accumulated net realized gain/(loss) on investments	$101,052	$259,778	$8,036	$258,071	$272,209	$32,206
Accumulated undistributed income	$66,439	$290	$(8,046)	$46,393	$(21,941)	$(32,222)
	Missouri	North Carolina	Oregon	South Carolina	Tennessee	Virginia
Increase (decrease):
Paid in capital	$(123,910)	$(73,716)	$(924,618)	$(192,527)	$(311,369)	$21
Accumulated net realized gain/(loss) on investments	$152,616	$106,668	$962,480	$184,995	$254,763	$36,001
Accumulated undistributed income	$(28,706)	$(32,952)	$(37,862)	$7,532	$56,606	$(36,022)

These changes had no effect on the net assets or net asset value per share of the Funds.

As of August 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Alabama	Arkansas	Georgia	Kentucky	Louisiana	Maryland
Undistributed income	$-	$-	$100,658	$-	$74,674	$379,850
Capital loss carryforward	$(1,044,849)	$(1,417,772)	$(1,610,566)	$(4,029,860)	$(1,209,395)	$(1,548,350)
Unrealized gain	$4,486,980	$2,769,442	$4,396,311	$5,837,368	$2,546,973	$1,755,266
Other temporary differences	$(498,924)	$(490,970)	$(206,730)	$(236,386)	$(287,508)	$(503,287)
	Missouri	North Carolina	Oregon	South Carolina	Tennessee	Virginia
Undistributed income	$-	$936	$81,224	$-	$-	$199,224
Capital loss carryforward	$(1,442,309)	$(846,345)	$(2,931,632)	$(1,468,854)	$(1,027,388)	$(3,126,174)
Unrealized gain	$6,296,524	$5,639,064	$4,162,948	$5,411,907	$4,284,891	$10,870,460
Other temporary differences	$(537,639)	$(628,110)	$(496,223)	$(360,309)	$(476,219)	$98,754

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

	Alabama Fund
	Year Ended August 31,
Class A	2005	2004
Sales	418,701	3,441,278
Issued to shareholders electing to receive payments of distributions in Fund shares	86,954	52,989
Redemptions	(429,208)	(339,331)
Exchange from Class B shares	107,196	-
Net increase	183,643	3,154,936
	Alabama Fund
	Year Ended August 31,
Class B	2005	2004
Sales	64,575	157,911
Issued to shareholders electing to receive payments of distributions in Fund shares	36,832	78,516
Redemptions	(239,893)	(3,554,701)
Exchange to Class A shares	(97,501)	-
Net decrease	(235,987)	(3,318,274)
	Arkansas Fund
	Year Ended August 31,
Class A	2005	2004
Sales	676,531	2,597,036
Issued to shareholders electing to receive payments of distributions in Fund shares	84,546	58,548
Redemptions	(565,997)	(268,210)
Exchange from Class B shares	90,496	-
Net increase	285,576	2,387,374

	Arkansas Fund
	Year Ended August 31,
Class B	2005	2004
Sales	90,953	94,636
Issued to shareholders electing to receive payments of distributions in Fund shares	23,987	59,121
Redemptions	(165,082)	(2,427,295)
Exchange to Class A shares	(84,187)	-
Net decrease	(134,329)	(2,273,538)
	Georgia Fund
	Year Ended August 31,
Class A	2005	2004
Sales	611,481	3,809,018
Issued to shareholders electing to receive payments of distributions in Fund shares	111,036	53,478
Redemptions	(374,293)	(288,072)
Exchange from Class B shares	91,663	-
Net increase	439,887	3,574,424
	Georgia Fund
	Year Ended August 31,
Class B	2005	2004
Sales	131,578	172,924
Issued to shareholders electing to receive payments of distributions in Fund shares	34,531	80,326
Redemptions	(161,709)	(3,717,192)
Exchange to Class A shares	(85,805)	-
Net decrease	(81,405)	(3,463,942)
	Kentucky Fund
	Year Ended August 31,
Class A	2005	2004
Sales	346,555	4,934,148
Issued to shareholders electing to receive payments of distributions in Fund shares	133,385	62,001
Redemptions	(437,532)	(383,648)
Exchange from Class B shares	290,788	-
Net increase	333,196	4,612,501

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	Kentucky Fund
	Year Ended August 31,
Class B	2005	2004
Sales	49,876	136,429
Issued to shareholders electing to receive payments of distributions in Fund shares	30,861	86,461
Redemptions	(121,814)	(4,931,633)
Exchange to Class A shares	(269,505)	-
Net decrease	(310,582)	(4,708,743)
	Louisiana Fund
	Year Ended August 31,
Class A	2005	2004
Sales	504,932	1,312,424
Issued to shareholders electing to receive payments of distributions in Fund shares	41,591	26,514
Redemptions	(163,279)	(158,435)
Exchange from Class B shares	49,389	-
Net increase	432,633	1,180,503
	Louisiana Fund
	Year Ended August 31,
Class B	2005	2004
Sales	25,750	62,879
Issued to shareholders electing to receive payments of distributions in Fund shares	8,753	20,321
Redemptions	(108,649)	(1,372,843)
Exchange to Class A shares	(46,751)	-
Net decrease	(120,897)	(1,289,643)
	Maryland Fund
	Year Ended August 31,
Class A	2005	2004
Sales	324,234	4,417,879
Issued to shareholders electing to receive payments of distributions in Fund shares	140,946	76,543
Redemptions	(871,042)	(505,785)
Exchange from Class B shares	339,731	-
Net increase (decrease)	(66,131)	3,988,637

	Maryland Fund
	Year Ended August 31,
Class B	2005	2004
Sales	106,036	280,780
Issued to shareholders electing to receive payments of distributions in Fund shares	50,823	139,162
Redemptions	(414,556)	(4,757,956)
Exchange to Class A shares	(311,224)	-
Net decrease	(568,921)	(4,338,014)
	Missouri Fund
	Year Ended August 31,
Class A	2005	2004
Sales	1,265,812	3,915,910
Issued to shareholders electing to receive payments of distributions in Fund shares	136,219	77,114
Redemptions	(385,915)	(328,237)
Exchange from Class B shares	63,124	-
Net increase	1,079,240	3,664,787
	Missouri Fund
	Year Ended August 31,
Class B	2005	2004
Sales	152,973	124,164
Issued to shareholders electing to receive payments of distributions in Fund shares	28,263	89,328
Redemptions	(114,238)	(3,618,793)
Exchange to Class A shares	(57,094)	-
Net increase (decrease)	9,904	(3,405,301)
	North Carolina Fund
	Year Ended August 31,
Class A	2005	2004
Sales	199,558	6,049,954
Issued to shareholders electing to receive payments of distributions in Fund shares	158,259	92,621
Redemptions	(914,617)	(574,670)
Exchange from Class B shares	178,912	-
Net increase (decrease)	(377,888)	5,567,905

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	North Carolina Fund
	Year Ended August 31,
Class B	2005	2004
Sales	65,285	119,959
Issued to shareholders electing to receive payments of distributions in Fund shares	32,873	109,747
Redemptions	(196,047)	(6,408,757)
Exchange to Class A shares	(166,310)	-
Net decrease	(264,199)	(6,179,051)
	Oregon Fund
	Year Ended August 31,
Class A	2005	2004
Sales	1,438,539	5,137,223
Issued to shareholders electing to receive payments of distributions in Fund shares	192,066	101,583
Redemptions	(632,038)	(411,750)
Exchange from Class B shares	141,559	-
Net increase	1,140,126	4,827,056
	Oregon Fund
	Year Ended August 31,
Class B	2005	2004
Sales	226,880	221,149
Issued to shareholders electing to receive payments of distributions in Fund shares	55,848	138,368
Redemptions	(381,305)	(5,019,202)
Exchange to Class A shares	(129,448)	-
Net decrease	(228,025)	(4,659,685)
	South Carolina Fund
	Year Ended August 31,
Class A	2005	2004
Sales	1,752,926	2,812,465
Issued to shareholders electing to receive payments of distributions in Fund shares	107,448	64,664
Redemptions	(439,797)	(449,714)
Exchange from Class B shares	80,090	-
Net increase	1,500,667	2,427,415

	South Carolina Fund
	Year Ended August 31,
Class B	2005	2004
Sales	163,183	187,182
Issued to shareholders electing to receive payments of distributions in Fund shares	36,912	76,584
Redemptions	(233,102)	(2,501,759)
Exchange to Class A shares	(75,555)	-
Net decrease	(108,562)	(2,237,993)
	Tennessee Fund
	Year Ended August 31,
Class A	2005	2004
Sales	536,154	3,425,997
Issued to shareholders electing to receive payments of distributions in Fund shares	102,414	60,910
Redemptions	(480,877)	(445,480)
Exchange from Class B shares	137,934	-
Net increase	295,625	3,041,427
	Tennessee Fund
	Year Ended August 31,
Class B	2005	2004
Sales	79,585	118,454
Issued to shareholders electing to receive payments of distributions in Fund shares	26,484	62,291
Redemptions	(122,964)	(2,752,063)
Exchange to Class A shares	(126,568)	-
Net decrease	(143,463)	(2,571,318)
	Virginia Fund
	Year Ended August 31,
Class A	2005	2004
Sales	709,784	7,267,037
Issued to shareholders electing to receive payments of distributions in Fund shares	209,266	114,239
Redemptions	(815,007)	(681,112)
Exchange from Class B shares	244,773	-
Net increase	348,816	6,700,164

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

	Virginia Fund
	Year Ended August 31,
Class B	2005	2004
Sales	144,669	223,390
Issued to shareholders electing to receive payments of distributions in Fund shares	60,442	166,192
Redemptions	(324,267)	(7,307,255)
Exchange to Class A shares	(221,194)	-
Net decrease	(340,350)	(6,917,673)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the period from September 1, 2004 to September 24, 2004, advisory fees allocated from the Portfolios were as follows:

Portfolio	Amount	Effective Rate*
Alabama	$12,132	0.31%
Arkansas	7,267	0.25%
Georgia	10,466	0.29%
Kentucky	13,334	0.32%
Louisiana	3,555	0.20%
Maryland	15,845	0.34%
Missouri	12,085	0.32%
North Carolina	18,019	0.34%
Oregon	19,044	0.36%
South Carolina	10,429	0.30%
Tennessee	9,286	0.28%
Virginia	26,382	0.37%

For the period from September 25, 2004 to August 31, 2005, advisory fees incurred by the Funds were as follows:

Fund	Amount	Effective Rate*
Alabama	$166,467	0.30%
Arkansas	98,311	0.25%
Georgia	153,818	0.30%
Kentucky	184,449	0.31%
Louisiana	53,636	0.20%
Maryland	207,529	0.33%
Missouri	185,527	0.31%
North Carolina	237,515	0.34%
Oregon	282,085	0.36%
South Carolina	170,970	0.31%
Tennessee	133,665	0.28%
Virginia	369,875	0.37%

*  As a percentage of average daily net assets (annualized).

Except as to Trustees of the Funds who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Funds out of such investment adviser fee. EVM serves as the Administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the   year ended August 31, 2005, EVM earned $2,146, $2,026, $2,292, $3,241, $887, $3,114, $3,001, $4,018, $3,600, $1,769, $2,130 and $5,187 in sub-transfer agent fees from Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively. The Funds were informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $2,992, $10,637, $10,851, $4,874, $4,781, $4,737, $15,637, $2,635, $19,695, $22,681, $11,321 and $6,832 from the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2005.

Trustees of the Funds that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

terms of the Trustees Deferred Compensation Plan. For the   year ended August 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Funds are officers of the above organizations.

5  Distribution and Service Plans

Each Fund has in effect a distribution plan for Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A (Class A Plan) (collectively, the Plans). The Class B plan requires each fund to pay EVD amounts equal to 1/365 of 0.75% of each Fund's daily net assets attributable to Class B shares, for providing ongoing distribution services and facilities to the respective Fund. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by Class B. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund's Class B shares and, accordingly, reduces each Fund's Class B net assets. For the   year ended August 31, 2005, the Class B shares of the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid or accrued $139,416, $73,434, $117,507, $110,795, $67,902, $171,827, $96,885, $125,129, $176,062, $140,976, $85,449 and $229,380, respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At August 31, 2005, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund were approximately $1,164,000, $971,000, $1,503,000, $1,133,000, $651,000, $2,985,000, $520,000, $1,495,000, $1,489,000, $1,156,000, $681,000 and $1,156,000, respectively.

The Plans authorize each Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.20% of each Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and investment dealers are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. For the year ended August 31, 2005, Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $82,028, $66,169, $79,631, $96,739, $39,175, $90,919, $100,151, $118,516, $120,577, $80,817, $80,386 and $152,918, respectively, for Class A shares, and $37,178, $19,582, $31,335, $29,545, $18,107, $45,820, $25,836, $33,368, $46,950, $37,594, $22,786 and $61,168, respectively, for Class B shares.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan (see Note 5). CDSC received on Class B redemptions when no Uncovered Distribution Charges exist will be credited to each Fund. EVD received approximately $500, $0, $0, $0, $0, $1,000, $200, $0, $0, $0, $0 and $0 of CDSC paid by Class A shareholders of Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, for the year ended August 31, 2005. EVD received approximately $22,000, $21,000, $20,000, $13,000, $11,000, $53,000, $13,000, $20,000, $54,000, $42,000, $20,000 and $52,000 of CDSC paid by Class B shareholders of Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund,

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, for the year ended August 31, 2005.

7  Investments

Purchases and sales of investments by the Portfolios, other than U.S. Government securities, purchased options and short-term obligations, for the period from September 1, 2004 to September 24, 2004, were as follows:

Alabama Portfolio
Purchases	$-
Sales	-
Arkansas Portfolio
Purchases	$-
Sales	1,228,890
Georgia Portfolio
Purchases	$1,015,810
Sales	1,458,104
Kentucky Portfolio
Purchases	$-
Sales	615,185
Louisiana Portfolio
Purchases	$-
Sales	10,000
Maryland Portfolio
Purchases	$148,000
Sales	2,792,218
Missouri Portfolio
Purchases	$-
Sales	256,047
North Carolina Portfolio
Purchases	$-
Sales	2,072,200

Oregon Portfolio
Purchases	$-
Sales	2,578,000
South Carolina Portfolio
Purchases	$-
Sales	255,525
Tennessee Portfolio
Purchases	$-
Sales	65,000
Virginia Portfolio
Purchases	$-
Sales	1,845,020

Purchases and sales of investments by the Funds, other than U.S. Government securities, purchased options and short-term obligations, for the period from September 25, 2004 to August 31, 2005, were as follows:

Alabama Fund
Purchases	$9,166,650
Sales	10,047,892
Arkansas Fund
Purchases	$9,323,654
Sales	6,099,242
Georgia Fund
Purchases	$8,902,952
Sales	5,859,835
Kentucky Fund
Purchases	$13,928,718
Sales	15,441,000
Louisiana Fund
Purchases	$5,388,615
Sales	3,458,144

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

Maryland Fund
Purchases	$6,835,434
Sales	10,735,336
Missouri Fund
Purchases	$13,440,169
Sales	3,625,094
North Carolina Fund
Purchases	$5,983,888
Sales	12,882,991
Oregon Fund
Purchases	$31,628,600
Sales	22,663,405
South Carolina Fund
Purchases	$32,862,942
Sales	20,302,618
Tennessee Fund
Purchases	$8,350,141
Sales	6,707,887
Virginia Fund
Purchases	$50,031,053
Sales	51,031,068

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Fund at August 31, 2005, as computed on a federal income tax basis, are as follows:

Alabama Fund
Aggregate Cost	$55,555,483
Gross unrealized appreciation	$4,811,807
Gross unrealized depreciation	(235,364)
Net unrealized appreciation	$4,576,443

Arkansas Fund
Aggregate Cost	$43,205,833
Gross unrealized appreciation	$3,151,366
Gross unrealized depreciation	(238,968)
Net unrealized appreciation	$2,912,398
Georgia Fund
Aggregate Cost	$52,667,356
Gross unrealized appreciation	$5,567,577
Gross unrealized depreciation	(1,101,399)
Net unrealized appreciation	$4,466,178
Kentucky Fund
Aggregate Cost	$56,731,333
Gross unrealized appreciation	$6,030,568
Gross unrealized depreciation	(72,621)
Net unrealized appreciation	$5,957,947
Louisiana Fund
Aggregate Cost	$27,427,235
Gross unrealized appreciation	$2,888,626
Gross unrealized depreciation	(258,813)
Net unrealized appreciation	$2,629,813
Maryland Fund
Aggregate Cost	$63,437,480
Gross unrealized appreciation	$1,908,520
Gross unrealized depreciation	-
Net unrealized appreciation	$1,908,520
Missouri Fund
Aggregate Cost	$61,767,658
Gross unrealized appreciation	$6,485,942
Gross unrealized depreciation	(119,551)
Net unrealized appreciation	$6,366,391

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

North Carolina Fund
Aggregate Cost	$66,968,819
Gross unrealized appreciation	$6,959,257
Gross unrealized depreciation	(1,055,459)
Net unrealized appreciation	$5,903,798
Oregon Fund
Aggregate Cost	$83,742,975
Gross unrealized appreciation	$6,240,510
Gross unrealized depreciation	(1,812,828)
Net unrealized appreciation	$4,427,682
South Carolina Fund
Aggregate Cost	$62,711,045
Gross unrealized appreciation	$5,610,257
Gross unrealized depreciation	(39,678)
Net unrealized appreciation	$5,570,579
Tennessee Fund
Aggregate Cost	$48,038,425
Gross unrealized appreciation	$4,349,915
Gross unrealized depreciation	-
Net unrealized appreciation	$4,349,915
Virginia Fund
Aggregate Cost	$96,397,185
Gross unrealized appreciation	$11,167,649
Gross unrealized depreciation	-
Net unrealized appreciation	$11,167,649

9  Line of Credit

The Funds participate with other portfolios and funds managed by BMR and EVM and their affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolios or Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At August 31, 2005, the Alabama Fund, the North Carolina Fund, the Oregon Fund, the Tennessee Fund and the Virginia Fund had a balance outstanding pursuant to this line of credit of $600,000, $100,000, $200,000, $100,000, and $100,000, respectively. The Funds did not have any significant borrowings or allocated fees during the year ended August 31, 2005.

10  Overdraft Advances

Pursuant to the custodian agreement between the Funds and IBT, IBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft by the Funds, the Funds are obligated to repay IBT at the current rate of interest charged by IBT for secured loans, (currently, a rate above federal funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Funds' assets to the extent of any overdraft. At August 31, 2005, the Alabama Fund's, the North Carolina Fund's, the Oregon Fund's and the Tennessee Fund's payments due to IBT pursuant to the foregoing arrangement of $16,002, $53,794, $4,265 and $39,981 respectively.

11  Financial Instruments

The Funds regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts, options on financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

A summary of obligations held under these financial instruments at August 31, 2005, is as follows:

Futures Contracts

Fund	Expiration Date(s)	Contracts	Position	Aggregate Cost	Net Unrealized Value	Appreciation (Depreciation)
	12/05	68 U.S. Treasury Bond	Short	$(7,957,836)	$(8,026,125)	$(68,289)
Alabama	12/05	13 U.S. Treasury Note	Short	(1,435,836)	(1,457,016)	(21,180)
Arkansas	12/05	135 U.S. Treasury Bond	Short	$(15,791,263)	$(15,934,219)	$(142,956)
Georgia	12/05	101 U.S. Treasury Bond	Short	$(11,851,289)	$(11,921,156)	$(69,867)
	12/05	86 U.S. Treasury Bond	Short	$(10,064,322)	$(10,150,687)	$(86,365)
Kentucky	12/05	21 U.S. Treasury Note	Short	(2,319,427)	(2,353,641)	(34,214)
Louisiana	12/05	80 U.S. Treasury Bond	Short	$(9,359,660)	$(9,442,500)	$(82,840)
Maryland	12/05	148 U.S. Treasury Bond	Short	$(17,315,371)	$(17,468,625)	$(153,254)
Missouri	12/05	101 U.S. Treasury Bond	Short	$(11,851,289)	$(11,921,156)	$(69,867)
North Carolina	12/05	250 U.S. Treasury Bond	Short	$(29,243,079)	$(29,507,813)	$(264,734)
Oregon	12/05	250 U.S. Treasury Bond	Short	$(29,243,079)	$(29,507,813)	$(264,734)
South Carolina	12/05	158 U.S. Treasury Bond	Short	$(18,490,266)	$(18,648,938)	$(158,672)
Tennessee	12/05	94 U.S. Treasury Bond	Short	$(11,029,913)	$(11,094,937)	$(65,024)
Virginia	12/05	287 U.S. Treasury Bond	Short	$(33,577,780)	$(33,874,969)	$(297,189)

At August 31, 2005, the Funds had sufficient cash and/or securities to cover margin requirements on open futures contracts.

Eaton Vance Municipals Funds as of August 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

12  Shareholder Meeting (Unaudited)

The Trust held a Special Meeting of Shareholders on April 29, 2005 to elect Trustees. The results of the vote for each Fund were as follows:

Fund	Benjamin C. Esty	James B. Hawkes	Samuel L. Hayes, III	William H. Park	Ronald A. Pearlman	Norton H. Reamer		Lynn A. Stout	Ralph F. Verni
Alabama
Affirmative	5,200,182	5,200,182	5,195,286	5,200,182	5,200,182	5,195,286		5,200,182	5,200,182
Withhold	54,206	54,206	59,102	54,206	54,206	59,102		54,206	54,206
Arkansas
Affirmative	3,481,647	3,481,708	3,481,708	3,481,708	3,481,708	3,481,708		3,480,196	3,481,647
Withhold	24,178	24,117	24,117	24,117	24,117	24,117		25,629	24,178
Georgia
Affirmative	5,099,630	5,093,754	5,098,821	5,099,630	5,096,614	5,098,821		5,103,541	5,099,630
Withhold	63,727	69,603	64,536	63,727	66,743	64,536		59,816	63,727
Kentucky
Affirmative	5,853,098	5,865,496	5,865,496	5,865,496	5,860,255	5,855,342		5,853,806	5,865,496
Withhold	93,525	81,127	81,127	81,127	86,368	91,281		92,817	81,127
Louisiana
Affirmative	2,451,845	2,451,845	2,451,845	2,451,845	2,451,845	2,451,845		2,451,845	2,451,845
Withhold	59,502	59,502	59,502	59,502	59,502	59,502		59,502	59,502
Maryland
Affirmative	5,917,513	5,918,169	5,917,513	5,920,652	5,914,794	5,920,652		5,919,646	5,918,756
Withhold	54,944	54,288	54,944	51,804	57,662	51,	804	52,810	53,700
Missouri
Affirmative	4,797,176	4,800,818	4,784,006	4,800,818	4,797,176	4,787,648		4,797,176	4,800,277
Withhold	108,536	104,894	121,706	104,894	108,536	118,064		108,536	105,436
North Carolina
Affirmative	6,525,090	6,527,495	6,530,028	6,531,826	6,531,826	6,530,028		6,531,596	6,525,090
Withhold	79,998	77,594	75,060	73,262	73,262	75,060		73,492	79,998
Oregon
Affirmative	7,415,923	7,415,923	7,412,128	7,408,939	7,415,923	7,412,128		7,415,923	7,411,756
Withhold	44,406	44,406	48,201	51,390	44,406	48,201		44,406	48,573
South Carolina
Affirmative	5,270,965	5,272,716	5,270,965	5,272,716	5,270,965	5,272,716		5,270,965	5,272,716
Withhold	32,625	30,874	32,625	30,874	32,625	30,874		32,625	30,874
Tennessee
Affirmative	4,653,730	4,653,730	4,653,730	4,653,730	4,653,730	4,653,730		4,653,730	4,653,730
Withhold	35,817	35,817	35,817	35,817	35,817	35,817		35,817	35,817
Virginia
Affirmative	9,666,218	9,678,116	9,675,016	9,677,573	9,665,697	9,676,096		9,668,315	9,673,323
Withhold	125,852	113,954	117,054	114,497	126,373	115,974		123,755	118,747

Results are rounded to the nearest whole number.

Eaton Vance Municipals Funds as of August 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund (collectively, the "Funds") (certain of the series of Eaton Vance Municipals Trust) as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of each Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of Eaton Vance Municipals Trust as of August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 14, 2005

Eaton Vance Municipals Funds as of August 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends - The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Alabama Municipals Fund	96.95%
Arkansas Municipals Fund	99.57%
Georgia Municipals Fund	99.95%
Kentucky Municipals Fund	97.30%
Louisiana Municipals Fund	100.00%
Maryland Municipals Fund	100.00%
Missouri Municipals Fund	99.63%
North Carolina Municipals Fund	99.70%
Oregon Municipals Fund	100.00%
South Carolina Municipals Fund	99.65%
Tennessee Municipals Fund	97.16%
Virginia Municipals Fund	99.81%

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

The investment advisory agreements between each of Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisianna Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund (collectively the "Funds" and each individually a "Fund"), and the investment adviser, Boston Management and Research, each provide that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i)  by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreements between the Funds and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of each Fund with those of comparable funds;

•  An independent report comparing the expense ratio of each Fund to those of comparable funds;

•  Information regarding Fund investment performance in comparison to broad universes of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance Management's ("Eaton Vance") results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered the investment adviser's management capabilities with respect to the types of investments held by each Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreements. Specifically, the Special Committee considered the investment adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to each Fund. The Special Committee noted the investment adviser's extensive in-house research capabilities and experience managing municipal bond funds. The Special Committee evaluated the level of skill

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

required to manage each Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of each Fund.

In its review of comparative information with respect to each Fund's investment performance, the Special Committee concluded that, other than the North Carolina Municipals Fund, each Fund has performed within a range that the Special Committee deemed competitive. With respect to the North Carolina Municipals Fund, the Special Committee noted that the Fund has underperformed comparable funds and that Eaton Vance has taken action to improve performance, including the assignment of a new portfolio manager in 2004. The Special Committee concluded that it is appropriate to allow reasonable time to evaluate the effectiveness of this action with respect to the North Carolina Municipals Fund. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of each Fund, the Special Committee concluded that each Fund's expense ratio is within a range it deemed to be competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management services for each Fund and for all Eaton Vance funds as a group. The Special Committee also reviewed the level of profits of Eaton Vance and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to each Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser appears to be realizing benefits from economies of scale in managing the Funds, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with the shareholders of the Funds.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreements, including the fee structures, is in the interests of shareholders.

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to
Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Funds' principal underwriter and a wholly-owned subsidiary of EVM.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Since 1985	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 160 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	160	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Professor, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	151	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986 and Chairman of the Board since 2005.	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	160	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	160	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	160	None

Norton H. Reamer 9/21/35	Trustee	Since 1985	President, Chief Executive Officer and a Director of
Asset Management Finance Corp. (a specialty finance company serving the investment management industry)
			(since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	160	None

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	160	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	151	Director of W.P. Carey & Company LLC (manager of real estate investment trusts).

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas J. Fetter 8/20/43	President	Since 1993	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 68 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/31/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 41 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 85 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 160 registered investment companies managed by EVM or BMR.

James L. O'Connor 4/1/45	Treasurer	Since 1989	Vice President of BMR, EVM and EVD. Officer of 122 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 160 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge by calling 1-800-225-6265.

Investment Adviser
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Fund Administrator
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

P.O. Box 9653
Providence, RI 02940-9653
1-800-262-1122

Independent Auditors
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipals Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

445-10/05  12MUNISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

Eaton Vance Alabama Municipal Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 28 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended August 31, 2004 and August 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Alabama Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$29,580	$25,345

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$38,980	$35,215

Eaton Vance Arkansas Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$26,380	$22,825

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$35,780	$32,695

Eaton Vance Georgia Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$29,580	$25,345

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$38,980	$35,215

Eaton Vance Kentucky Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$29,580	$25,345

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$38,980	$35,215

Eaton Vance Louisiana Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$26,380	$22,825

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$35,780	$32,695

Eaton Vance Maryland Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$31,680	$27,000

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$41,080	$36,870

Eaton Vance Missouri Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$29,580	$25,350

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$38,980	$35,220

Eaton Vance North Carolina Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$31,680	$27,000

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$41,080	$36,870

Eaton Vance Oregon Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$31,680	$27,000

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$41,080	$36,870

Eaton Vance South Carolina Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$29,580	$25,345

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$38,980	$35,215

Eaton Vance Tennessee Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$26,380	$22,825

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$35,780	$32,695

Eaton Vance Virgina Municipals Fund

Fiscal Years Ended	8/31/04	8/31/05

Audit Fees	$35,080	$29,680

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$9,400	$9,870

All Other Fees(3)	$0	$0

Total	$44,480	$39,550

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Series comprising the Trust have varying fiscal year ends (July 31, August 31, and September 30).  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by the principal accountant of each Series, Deloitte & Touche LLP (“D&T”), for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/03	7/31/04	8/31/04	9/30/04	7/31/05	8/31/05

Audit Fees	$99,601	$256,282	$357,160	$103,783	$200,590	$305,885

Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0

Tax Fees(2)	$46,800	$65,800	$112,800	$47,700	$69,090	$118,440

All Other Fees(3)	$0	$0	$0	$0	$0	$0

Total	$146,401	$322,082	$469,960	$151,483	$269,680	$424,325

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended August 31, 2004 and August 31, 2005, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/03	7/31/04	8/31/04	9/30/04	7/31/05	8/31/05

Registrant(1)	$46,800	$65,800	$112,800	$47,700	$69,090	$118,400

Eaton Vance (2)	$448,295	$299,384	$291,084	$329,084	$316,143	$223,443

(1)           Includes all of the Series of the Trust.

(2)                                  The investment adviser to the Series, as well as any of its affiliates that provide ongoing services to the Series, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9.   Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust

By:	/s/ Thomas J. Fetter
Thomas J. Fetter
President

Date:	October 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James L. O’Connor
James L. O’Connor
Treasurer

Date:	October 20, 2005

By:	/s/ Thomas J. Fetter
Thomas J. Fetter
President

Date:	October 20, 2005